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                                           Annual Report as of December 31, 2002



                                                    SEI Insurance Products Trust



                                                     SEI VP Large Cap Value Fund

                                                    SEI VP Large Cap Growth Fund

                                                     SEI VP Small Cap Value Fund

                                                    SEI VP Small Cap Growth Fund

                                                SEI VP International Equity Fund

                                             SEI VP Emerging Markets Equity Fund

                                                   SEI VP Core Fixed Income Fund

                                                     SEI VP High Yield Bond Fund

                                          SEI VP International Fixed Income Fund

                                               SEI VP Emerging Markets Debt Fund

                                                    SEI VP Prime Obligation Fund

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TABLE OF CONTENTS



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Management's Discussion and Analysis of Fund Performance                       1
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Report of Independent Public Accountants                                      17
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Statements of Net Assets/Schedules of Investments                             18
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Statements of Assets and Liabilities                                          58
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Statements of Operations                                                      60
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Statements of Changes in Net Assets                                           62
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Financial Highlights                                                          66
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Notes to Financial Statements                                                 68
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Trustees and Officers of the Trust                                            85
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Notice to Shareholders                                                        88
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Large Cap Value Fund


Objective

The investment objective of the SEI VP Large Cap Value Fund is to provide long-term growth of capital and income by investing in the equity securities of large companies. The Fund invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the adviser's opinion, are undervalued in the marketplace at the time of purchase.

Strategy

With respect to this Fund, SEI Financial Management Corporation employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub style to the Fund. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value. Barclays Global Fund Advisers invests in large cap value stocks that are representative of the market. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

Analysis

The SEI VP Large Cap Value Fund posted a -14.30% return for the year ending December 31, 2002, outperforming its benchmark, the Russell 1000 Value Index, which had a return of -15.52% over the same time period.

Value stocks experienced absolute negative returns as investors struggled with a host of issues and concerns, including fears of widespread corporate malfeasance with the failure of Enron, a weaker than expected economy, and geopolitical risk with the prospect of a war with Iraq. Virtually all industries suffered with only four out of twenty-three industry groups posting positive returns. Technology and diversified financials were particularly hard hit as capital spending continued to disappoint and the fallout from perceived questionable financing activities by large money center banks were a concern.

SEI VP Large Cap Value Fund outperformed the Russell 1000 Value Index for the year principally due to strong stock selection. Stock selection within diversified financial services industry was the primary contributor as the Fund's exposure to Countrywide Credit Industry Financial and Ambac Financial Group significantly enhanced relative performance. The Fund's position in the banking industry and Greenpoint Financial in particular positively contributed to relative performance. Finally, stock selection within the insurance industry proved beneficial as Allstate positively impacted relative performance. Industry positioning was slightly positive with most of the relative contribution coming from an overweight position in consumer durables.

During the year SEI replaced Deutsche Asset Management with Barclays Global Fund Advisers due to Northern Trust's acquisition of Deutsche's investment business.


SEI VP Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Large Cap Value Fund             -14.30%       -3.45%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Large Cap Value Fund, versus the Russell 1000 Value Index, the S&P 500/BARRA Value Index, and the S&P 500 Index

[Line Graph Omitted]
Plot Points are as follows:

                   SEI VP         Russell          S&P 500/
               Large Cap Value   1000 Value      BARRA Value       S&P 500
                    Fund           Index           Index            Index
04/30/00          $10,000         $10,000         $10,000         $10,000
12/31/00           11,073          10,776          10,656           9,163
12/31/01           10,751          10,174           9,408           8,074
12/31/02            9,213           8,595           7,447           6,290

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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SEI Insurance Products Trust / Annual Report / December 31, 2002               1

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Large Cap Growth Fund


Objective

The investment objective of the SEI VP Large Cap Growth Fund is capital appreciation by investing in the equity securities of large companies. The Fund invests in the securities of issuers believed to possess significant growth potential.

Strategy

With respect to this Fund, SEI Financial Management Corporation employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through different investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Alliance Capital Management invests in large cap growth stocks that are representative of the market, exhibit strong relative earnings strength and are reasonably priced. Peregrine Capital Management invests in large cap stocks that have sustainable above-average growth over the next five to seven years, are industry leaders and exhibit strong unit volume growth. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly, so that the overall strategy is risk neutral to the Fund's benchmark.

Analysis

The SEI VP Large Cap Growth Fund posted a return of -31.74% for the year ending December 31, 2002, underperforming its benchmark, the Russell 1000 Growth Index, which had a return of -27.88 % over the same time period.

Growth stocks experienced absolute negative returns as investors struggled with a host of issues and concerns, including fears of widespread corporate malfeasance with the failure of Enron, a weaker than expected economy, and geopolitical risk with the prospect of a war with Iraq. Virtually all industries suffered with only five out of twenty-three industry groups posting positive returns. Both technology and utility stocks were particularly hard hit as capital spending continued to disappoint and the fundamental characteristics of merchant trading operations were called into question in Enron's aftermath. Food, beverage, and tobacco companies, such as Kellogg, Coke, and Philip Morris provided some protection on a relative basis as investors moved toward stocks with more predictable earnings streams and consistency.

SEI VP Large Cap Growth Fund underperformed the Russell 1000 Growth Index as a result of both difficult stock selection and industry positioning. Industry positioning hurt as the fund had an underweight to the food, beverage, and tobacco companies due to the sub-advisers belief that the growth prospects for these companies were relatively unattractive. Stock selection within capital goods also proved to be a negative contributor to relative performance as Tyco International fell due to concerns regarding the company's financial integrity. Retailing also hurt as an economic recovery failed to meet expectations and Home Depot suffered. The lack of capex spending also impacted technology stocks with overweight positions in Flextronics and Solectron negatively contributing to relative performance.


SEI VP Large Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Large Cap Growth Fund             -31.74%      -30.33%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Large Cap Growth Fund, versus the Russell 1000 Growth Index, and the S&P 500/BARRA Growth Index

[Line Graph Omitted]
Plot Points are as follows:

                     SEI VP          Russell            S&P 500/
                 Large Cap Growth  1000 Growth        BARRA Growth
                      Fund            Index               Index
04/30/00            $10,000         $10,000             $10,000
12/31/00              7,671           7,603               7,874
12/31/01              5,589           6,051               6,872
12/31/02              3,815           4,364               5,251

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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2               SEI Insurance Products Trust / Annual Report / December 31, 2002

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SEI VP Small Cap Value Fund


Objective

The investment objective of the SEI VP Small Cap Value Fund is to provide a broad level of diversification in U.S. small capitalization in a risk-controlled framework, which includes stocks with value characteristics.

Strategy

The Fund invests in U.S. small company stocks with a value style. Fund assets are allocated among the Fund's managers, each of whom has responsibility for stock selection in their area of expertise. Because of this style-specific focus, security overlap between sub-advisers is minimal, and each sub-adviser can focus on the narrowly defined universe of securities within their specialty.

To avoid over or under-weighting a particular industry, the Fund attempts to maintain an industry weighting similar to that of the benchmark.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. LSV attempts to identify securities, which have been mispriced as a result of a judgmental bias and behavioral weakness. Sterling seeks to identify stocks of quality companies selling at large discounts to the underlying value of the business. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

Analysis

2002 proved to be more than a difficult year as the equity market endured its first three year slump since Pearl Harbor. Plaguing the equity markets during 2002 were the continued terrorist activities, bombings in the Middle East, Elliot Spitzer and his crackdown on Wall Street rogue analysts, and companies disappointing on earnings. Corporate governance issues surrounding firms such as Enron, Tyco, Worldcom, and Adelphia also did not help ease investor tensions. The Federal Reserve tried to counter with one rate cut, after cutting rates 11 times in 2002, the most ever in one year. The November rate cut pushed interest rates to 40 year lows as the federal funds rate stood at year end at 1.25%. However, 2002 can be summed up by uncertainty. Investors lost confidence in corporate executives leading to the August 14th deadline where top executives were forced to sign-off on the validity of their company's financial results. In this light, it is relatively easy to see why 2002 was a difficult year for equity investors.

The small cap universe was not immune to the volatility as the Russell 2000 Index declined more than 20% for the year. Dispersion between growth and value securities was extremely prevalent as the Russell 2000 Value Index declined roughly 11% for the year while its Growth counterpart declined more than 30%. The on-going volatility within the markets continued to punish long-term focused investment managers while managers with strict valuation disciplines benefited throughout the year. In addition, there was not a size premium for the year as small cap stocks faired just as poorly as large cap.

The volatile market conditions did not appear to impact the SEIVP Small Cap Value Fund as much as the Russell 2000 Value Index as the Fund posted a return of -8.56% outperforming its benchmark, the Russell 2000 Value Index, which has a return of -11.43% for the second year in a row. Strong stock selection within consumer durables & apparel, oil & gas, and service sectors generated additional returns. Limited exposure to airlines and biotechnology also added to performance. In addition, the Fund benefited from a positive exposure to valuation, which has been a consistent driver of out performance since inception. Individual stocks that made the largest contributions for the year were Flagstar Bancorp, American Greetings, and Wallace Computer Services. Securities that did not fair as well were Waddell & Reed Financial, Dendrite International, and Callaway Golf.

The Fund continues to be positioned to capture the opportunities in the small cap value area of the market under a variety of market conditions. To this end, the Fund targets a style neutral position relative to the Russell 2000 Value Index in order to control unnecessary risks and put the focus on stock selection from the specialist sub-advisers.

SEI VP Small Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Small Cap Value Fund               -8.56%        9.58%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Small Cap Value Fund, versus the Russell 2000 Value Index

[Line Graph Omitted]
Plot Points are as follows:

                    SEI VP          Russell
                Small Cap Value   2000 Value
                     Fund            Index
04/30/00           $10,000         $10,000
12/31/00            11,871          11,759
12/31/01            13,639          13,409
12/31/02            12,471          11,876

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002               3

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Small Cap Growth Fund


Objective

The investment objective of the SEI VP Small Cap Growth Fund is to provide long-term capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies that are in an early stage or at a transitional point in their development and have demonstrated or have potential for above average capital growth.

Strategy

With respect to this Fund, SEI Financial Management Corporation employs a multi-manager structure to gain exposure to more than one growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Small Cap Growth Fund is jointly sub-advised by two investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Sawgrass Asset Management (Sawgrass) seeks to invest in companies that exhibit strong earnings momentum and rising analyst expectations. Wellington Management Company (Wellington) seeks out small cap stocks that exhibit solid growth potential but trade at reasonable relative valuations. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

The Fund did experience a change in sub-advisers during the course of the year. Wall Street Associates was replaced in December by Wellington for structural reasons. Wellington brings further diversification to the fund and should be viewed as a product enhancement.

Analysis

2002 proved to be more than a difficult year as the equity market endured its first three year slump since Pearl Harbor. Plaguing the equity markets during 2002 were the continued terrorist activities, bombings in the Middle East, Elliot Spitzer and his crackdown on Wall Street rogue analysts, and companies disappointing on earnings. Corporate governance issues surrounding firms such as Enron, Tyco, Worldcom, and Adelphia also did not help ease investor tensions. The Federal Reserve tried to counter with one rate cut, after cutting rates 11 times in 2002, the most ever in one year. The November rate cut pushed interest rates to 40 year lows as the federal funds rate stood at year end at 1.25%. However, 2002 can be summed up by uncertainty. Investors lost confidence in corporate executives leading to the August 14th deadline where top executives were forced to sign-off on the validity of their company's financial results. In this light, it is relatively easy to see why 2002 was a difficult year for equity investors.

The small cap universe was not immune to the volatility as the Russell 2000 Index declined more than 20% for the year. Dispersion between growth and value securities was extremely prevalent as the Russell 2000 Value Index declined roughly 11% for the year while its Growth counterpart declined more than 30%. The on-going volatility within the markets continued to punish long-term focused investment managers while managers with strict valuation disciplines benefited throughout the year. In addition, there was not a size premium for the year as small cap stocks faired just as poorly as large cap.

The volatile market conditions did not appear to impact the SEI VP Small Cap Growth Fund as much as the Russell 2000 Growth Index since the Fund posted a return of -27.93% outperforming its benchmark, the Russell 2000 Growth Index, which had a return of -30.26%. Strong stock selection, particularly within commercial services & supplies, oil & gas, technology hardware, and healthcare generated additional returns. An overweight position to retailers and limited exposure to software names also contributed to performance. Momentum managers, like Sawgrass, had investment processes that led them to stocks which out performed for the year. Individual stocks that made the largest contributions for the year were PolyMedical, Corithian Colleges, and Pacific Sunwear. Securities that did not fair as well were American Eagle Outfitters, Midway Games and Tweeter Home Entertainment Group.

The Fund continues to be positioned to capture the opportunities in the small cap growth area of the market under a variety of market conditions. To this end, the Fund targets a style neutral position relative to the Russell 2000 Growth Index in order to control unnecessary risks and put the focus on stock selection from the specialist sub-advisers.


SEI VP Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Small Cap Growth Fund            -27.93%      -20.06%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Small Cap Growth Fund, versus the Russell 2000 Growth Index, the Wilshire Target Small Growth Index, and the S&P 500 Index

[Line Graph Omitted]
Plot Points are as follows:

                  SEI VP           Russell     Wilshire Target
              Small Cap Growth   2000 Growth     Small Growth       S&P 500
                   Fund             Index           Index            Index
04/30/00         $10,000          $10,000          $10,000         $10,000
12/31/00           9,756            7,895            9,668           9,163
12/31/01           7,619            7,166            9,456           8,074
12/31/02           5,491            4,998            8,254           6,290

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
4               SEI Insurance Products Trust / Annual Report / December 31, 2002

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SEI VP International Equity Fund


Objective

The investment objective of the SEI VP International Equity Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

Strategy

The SEI VP International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

By most measures, 2002 was yet another difficult year for equity investors. The much anticipated global recovery continued to be delayed as international markets followed the U.S. steadily downward. High beta sectors, such as information technology and telecommunications, continued to feel the brunt of the losses. In the fourth quarter stocks sprang to life, ending a year of mostly negative returns with a hopeful rally. Nonetheless, all but two of the 22 equity markets included in the MSCI EAFE index, as well as all sector groups, posted negative results for the year.

The Fund's overweight position to information technology and telecommunications, two sectors highly geared towards an economic recovery, led to a large portion of the negative performance in the fund in 2002. In addition, weak stock selection within the financials sector also detracted from performance. Despite these difficulties, there was strong stock selection throughout the Fund during the year. Technology stocks such as Samsung Electronics and Canon, as well as consumer discretionary stocks such as Nissan Motor and Reed Elsevier, were performance contributors; in addition, largely avoiding downtrodden stocks, such as Nokia, also added value during 2002. Ultimately, the relatively strong stock selection was not positive enough to make up for the Fund's overweight position in technology hardware and telecommunications services, which led to the negative relative annual performance.

The international equity markets started the year continuing to punish the technology sectors as well as stocks in most European countries (relative to their Pacific Basin counterparts). As mentioned above, it was the Fund's unwavering overweight position in technology hardware and telecommunications services that detracted from performance. By the summer of 2002, losses became much more indiscriminate as all sectors and regions suffered. The fourth quarter of 2002 featured a rally led by those sectors previously most battered in the first three quarters of the year. Ultimately, these sectors failed to gain enough ground to make up for the earlier losses relative to the more defensive sectors.

Going forward, just as the recession spread from one part of the economy to others, the dynamic of recovery will diffuse throughout the economy. Some industries will do better than others, and our managers' work in this likely year of recovery will aim at uncovering these differences.

The Fund is well positioned to capitalize on restructuring efforts in globally competitive sectors. Our managers continue to believe that it will be those companies with executable business models that will excel despite their industry or country of domicile. The Fund's underweight to the financial sector remains given relative valuations and the current business environment. Lastly, exposure to high-quality telecom and technology shares is fueled by our managers' view of the industries' long-term growth potential.


SEI VP International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP International Equity Fund         -18.15%      -22.39%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP International Equity Fund, versus the Morgan Stanley MSCI EAFE Index

[Line Graph Omitted]
Plot Points are as follows:

                    SEI VP       Morgan Stanley
                International      MSCI EAFE
                 Equity Fund          Index
04/30/00           $10,000          $10,000
12/31/00             8,323            9,070
12/31/01             6,321            7,125
12/31/02             5,174            5,989

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002               5

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Emerging Markets Equity Fund


Objective

The investment objective of the SEI VP Emerging Markets Equity Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

Strategy

The SEI VP Emerging Markets Equity Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

Analysis

For the year ending December 31, 2002, the SEIVP Emerging Markets Equity Fund returned -9.03%, under-performing its benchmark the MSCI Emerging Markets Free Index which returned -6.17%, but significantly outperforming major developed markets such as the U.S., Europe and Japan. Emerging markets started the year positively with an extension of the sharp rally of the fourth quarter of 2001. In response to the aggressive monetary easing that followed the attacks of September 11th, more cyclical and higher beta companies led the market on expectations of a global cyclical recovery. After the first quarter, the initial signs of economic recovery faded while corporate scandals, disappointing earnings, high profile bankruptcies, and geopolitical concerns in the Middle East raised risk aversion globally. Despite stronger fundamentals, emerging markets could not shake off the concerns of global investors, and initiated a retreat that extended into the third quarter of 2002. Negative sentiment towards emerging markets was also affected by country specific events in Argentina, Turkey, Israel, and Brazil. The fourth quarter benefited from a relief rally as equities globally appeared to be oversold and some of the concerns over Brazil, Turkey, and Argentina were partially dissipated.

Risk aversion hit Latin America the most, as investors focused on Brazil and the potential default of its foreign debt as a result of a policy change after the presidential elections. The market rallied after the October elections on expectations that the new elected president would maintain fiscal discipline and honor the debt. Argentina was the worst performing market, as companies were unable to withstand the devaluation and deep economic recession. Mexico, often considered a safe heaven in emerging markets, was dragged down in line with its major trading partner: the U.S. The Fund did well in Latin America. The negative effect of the over-weight to Brazil was offset by the value added of the under-weight to Argentina and Chile.

Asian markets, representing more than fifty percent of the emerging markets capitalization, out-performed the other emerging regions and major developed markets. Korea, one of the first markets to collapse after the technology bubble, led the region on the back of corporate reforms, improving return of equity, and a dynamic economy. As the global recovery failed to materialize, the Korean economy continued to gain strength thanks to the resurgence of consumer demand. A similar trend benefited South East Asia, Thailand and Indonesia in particular, where consumers led the domestic economy, insulating the markets from global jitters. Taiwan, heavy weighted in technology exports, failed to offer investors an attractive domestic sector and under-performed the rest of the region. Relative performance in Asia was weak, due to stock selection in Taiwan and Korea. The value added by the under-weight to Taiwan and over-weight to Korea partially offset the losses.

Europe Middle East & Africa saw heterogeneous performance across markets. The European Union convergence story helped markets like Czech Republic and Hungary, where interest rates continued to decline, the currency strengthened, and foreign direct investment remained strong. Russia extended its positive momentum, on the back of a continuation of corporate and policy reforms and the support of a strong oil price. Turkey continued to disappoint investors after a political crisis hit the coalition government over the summer. The election of a single party government in the fourth quarter brought relief to investors on optimism that the new government would accelerate policy reforms. The South African market was supported by the strength in commodity prices and lower domestic interest rates and inflation. Israel posted one of the worst returns on the back of escalating tensions in the Middle East and weakness in the technology sector. Despite being under-weight to the resource sector in South Africa, and slightly over-weight to Turkey, the EMEA region was a positive contributor to performance thanks to the under-weight to Israel, and the over-weight to Czech Republic and Russia. Stock selection in Russia (oil companies) and South Africa (financials) had a positive effect on performance.

--------------------------------------------------------------------------------
6               SEI Insurance Products Trust / Annual Report / December 31, 2002

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In July 2002, the Fund upgraded the quality of the portfolio by replacing
Schroders Investment Management with Alliance Capital Management. Alliance, in comparison with Schroders, has had a more stable team in emerging markets and our analysis of their process and performance gives us greater conviction in the manager's ability to generate alpha for the fund going forward. From the time Alliance started managing the portfolio in July until the end of the year, the manager and the Fund has outperformed the benchmark by about 1.7%.

As the global economic environment remained uncertain, the Fund continued to maintain a balanced exposure to both domestic companies that are geared towards countries with strong domestic growth -- such as China, Thailand and Korea -- and quality globally oriented sectors and companies that are geared towards a global economic recovery. Driven by bottom up opportunities, the Fund maintains a broad and diversified exposure to emerging markets across sectors and countries.


SEI VP Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Emerging Markets Equity Fund      -9.03%      -22.15%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Emerging Markets Equity Fund, versus the IFC Investible Composite Index, and the Morgan Stanley MSCI Emerging Markets Free Index

[Line Graph Omitted]
Plot Points are as follows:


                 SEI VP        IFC Investible      Morgan Stanley
             Emerging Markets     Composite     MSCI Emerging Markets
               Equity Fund          Index            Free Index
04/30/00        $10,000           $10,000            $10,000
12/31/00          6,931             7,500              7,485
12/31/01          6,163             7,633              7,307
12/31/02          5,606             7,333              6,856

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

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SEI Insurance Products Trust / Annual Report / December 31, 2002               7

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Core Fixed Income Fund


Objective

The investment objective of the SEI VP Core Fixed Income Fund is to provide current income consistent with the preservation of capital.

Strategy

The SEI VP Core Fixed Income Fund's investment strategy focuses on sector rotation, both among and within sectors and issue selection. Risk is principally controlled by explicitly limiting Fund interest rate exposure relative to the Lehman Brothers Aggregate Bond Index. The Fund's sub-adviser focuses on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the adviser primarily focuses on sector and issue selection to add value.

Analysis

For the fiscal year ending December 31, 2002, the SEI VP Core Fixed Income Fund returned 10.21%, underperforming the Lehman Brothers Aggregate Bond Index return of 10.27%.

Bond investors experienced high nominal returns and significant volatility during the fiscal year amid an uncertain economic picture, a continued deterioration in the equity markets, high-profile corporate accounting scandals and the evolving war on terrorism. Despite mixed economic data, the cautiously optimistic Federal Reserve kept rates unchanged through most of the period, as a flight to quality drove interest rates to 40-year lows. The economic climate turned slightly more negative during the 4th quarter, prompting a surprise 50 basis point rate cut by the Fed, which was quickly tempered by a move back to a neutral bias. With the federal funds rate standing at 1.25%, the market priced in an end to future Federal Reserve easings.

Interest rates followed this roller coaster of economic expectations throughout the year, as a short stint of optimism, following the first quarter's 6.1 percent GDP growth, gave way to overwhelming pessimism thanks to possible military action in Iraq, as well as a slew of corporate malfeasance. The Fund's longer duration position added to performance for the period as rates finished roughly 1.24% lower.

Yield curve positioning, however, detracted from performance as the curve steepened over 70 basis points as investor risk aversion led to sharply lower rates in the front end of the curve. In addition, the Fund's 6-9% allocation to Treasury Inflation Protected Securities (TIPS) throughout the fiscal year significantly helped performance, as the CPI-linked securities gained favor from attractive real yields and the sharp rise in oil prices.

High quality spread product managed to keep pace with the rally in the Treasury market, as the flight-to-quality environment kept demand strong for the additional yield offered by these securities. The agency sector outperformed Treasuries by roughly 96 basis points for the year despite risk management concerns at FNMA mid-period. The Fund managed to capitalize on these gains early in the period, but a late period underweight muted excess returns. Mortgages also benefited from investor demand for quality as the sector added a stellar 173 basis points versus Treasuries, despite a record level of refinancing activity, as homeowners took advantage of historically low rates and an increasingly efficient process. The Fund's overweight to the sector, as well as a focus on higher quality (GNMA) and less pre-payment sensitive (CMO's) issues added to performance.

Meanwhile, the Credit sector endured a crisis of confidence induced by fraudulent accounting scandals, aggressive credit rating agency actions and diminishing corporate profits. Industrial and Utility sector scrutiny in particular contributed to one of the worst credit markets in history as high-profile bankruptcies, under funded pension liabilities, and California energy crisis concerns overwhelmed investors. Despite a dramatic rally late in the period on dissipating risk aversion, the corporate sector posted one of the most volatile periods on record, under-performing Treasuries by roughly 1.90%. Fund performance was negatively impacted by an overweight to the sector and individual security selection within the industrial and utility sub-sectors.

During the upcoming months, Western will continue to retain a barbelled curve structure in anticipation of a near-term flattening of the curve. Furthermore, they will also concentrate on the relative value of the spread sectors, particularly corporates, which are trading at historically cheap levels.


--------------------------------------------------------------------------------
8               SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




SEI VP Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP Core Fixed Income Fund            10.21%        9.61%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Core Fixed Income Fund, versus the Lehman Brothers Aggregate Bond Index

[Line Graph Omitted]
Plot Points are as follows:

                    SEI VP               Lehman Brothers
               Core Fixed Income          Aggregate Bond
                     Fund                     Index
04/30/00           $10,000                  $10,000
12/31/00            10,937                   10,954
12/31/01            11,778                   11,876
12/31/02            12,980                   13,096

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002               9

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP High Yield Bond Fund


Objective

The investment objective of the SEI VP High Yield Bond Fund is to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.

Strategy

Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macro-economic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed and ongoing credit analysis on the companies considered and purchased.

Analysis

The SEI VP High Yield Bond Fund posted a 5.45% net return for the fiscal year ended December 31, 2002 outperforming its benchmark, the CS First Boston High Yield, Developed Countries Only Index, which returned 3.06%.

The year 2002 was a tumultuous one in high yield as 171 companies defaulted on over $170 billion in debt. The dollar amount is more than fifty percent above the previous record of $100 billion, from 253 issuers, in 2001. Combined with concern over the U.S. economy, increased volatility in the U.S. equity markets, a possible war in Iraq, and an onslaught of ratings downgrades, the market was weak throughout most of the year. In fact, the market was on pace for one of its worst years ever until a strong rally in November and December moved the market into positive territory. Prior to this rally, high yield spreads relative U.S. Treasuries stood at 10.58%, near the all-time high of 10.96% reached in 1990. The end-of-year rally led to sharp spread tightening, and spreads ended the year at 9.28%, well over the historical average of 5.76%.

The bad news started in late February when Adelphia Communications disclosed $2.3 billion in off-balance sheet debt. The company's situation deteriorated further in subsequent months when John Rigas, the company's chairman and CEO, resigned after news came out that the company failed to file its 10k, inflated its subscriber numbers, and was delisted from the NASDAQ. Adelphia's issues also contaminated other U.S. cable issuers, Charter and Cablevision most specifically, as investors began to more closely scrutinize these firm's accounting practices and balance sheets. International cable companies did not fare much better, as names like Telewest, NTL, and United Pan-Europe led the way down. Overall, the cable sector was the worst performing sector during the year, returning -22.18%.

In June, WorldCom, who was downgraded to junk status in May, shocked the market with an announcement that they had improperly classified over $7 billion of costs as capital expenditures. The end result was the largest bankruptcy in history and a default on over $30 billion in debt. Adding to the pain, at least six more telecom companies defaulted during the year: Global Crossing, McCleod, Completel Europe, KPNQwest, Metromedia Fiber, and Teleglobe. The telecom sector returned -15.17% for the period.

The bad news was not confined to the cable and telecommunications sectors. Utility companies, still reeling from the Enron debacle, struggled throughout the period. Driving the downturn was news that several energy trading companies engaged in "round trip" trades. These trades, which consist of buying and selling power in simultaneous trades at the same price and amount, made trading volume and revenue appear larger than it actually was. Reliant, CMS, and Dynegy all admitted to performing these transactions. The sector was also hurt by poor financial results from Capline and Dynegy, lawsuits against several companies for manipulation of the California energy market, and ratings downgrades of Reliant, Williams, and Dynegy. Utilities returned -15.35% during the period. Airlines was another sector that turned in poor performance. United Airlines and US Air's bankruptcy filing contributed to the airline sector's -18.37% return. Airlines have struggled due to high cost structures and reduced air traffic since 9/11.



--------------------------------------------------------------------------------
10              SEI Insurance Products Trust / Annual Report / December 31, 2002

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--------------------------------------------------------------------------------




The rating agencies made their presence felt during the period. In addition to WorldCom, Williams, Reliant, and Dynegy, many other well-known companies were downgraded to junk status. Specific names include Qwest, Vivendi, Ericcson, Alcatel, Corning, Tenet Healthcare, and Tyco International. In sum, over 100 "fallen angels" entered the high yield market during the period, making up over $140 billion in market value. This dollar figure is more than double the 2001 amount, which was a record at the time.

The number of rating downgrades within high yield was also staggering. Over 10% of high yield issuers were downgraded in May alone, without a single issuer being upgraded. The rate of downgrades was high in other months as well, as anywhere from 4 to 9% of the market issuers were downgraded in each of the last six months of the year.

A vast majority of the Fund's out-performance for the period is attributed to the avoidance of those sectors and credits that experienced severe fundamental deterioration. This was particularly evident in the telecommunications, utilities, and airlines sectors. The Fund is significantly underweight to all of these sectors.

The gaming sector, consumer products, and retail sectors all performed well during the period, driven by continued strength in consumer spending and investor demand for less volatile sectors. The Fund maintains an overweight positioning to the gaming and consumer products sectors, which positively added to overall performance as the sectors returned 13.62% and 14.47%.


SEI VP High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                  Annualized
                                       One Year    Inception
                                         Return      to Date
--------------------------------------------------------------------------------

SEI VP High Yield Bond Fund               5.45%        2.86%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP High Yield Bond Fund, versus the CS First Boston High Yield, Developed Countries Only Index

[Line Graph Omitted]
Plot Points are as follows:

                                     CS First Boston
                    SEI VP             High Yield,
               High Yield Bond      Developed Countries
                    Fund               Only Index
04/30/00          $10,000               $10,000
12/31/00            9,812                 9,617
12/31/01           10,204                10,175
12/31/02           10,760                10,491

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              11

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP International Fixed Income Fund


Objective

The investment objective of the SEI VP International Fixed Income Fund is to provide capital appreciation and current income through investments in fixed income securities of non-U.S. issuers. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. The Fund invests primarily in non-U.S. dollar denominated government obligations and investment grade corporate securities. Although there are no restrictions on the Fund's overall duration, under normal conditions it is expected to range between four and six years.

Strategy

The SEI VP International Fixed Income Fund undertook a number of key changes over the past year. On July 24, 2002 Fischer Francis Trees and Watts ("FFTW") was appointed as sub-adviser to the Fund, replacing Strategic Fixed Income who was adviser to the Fund. Additionally, on August 1, 2002 the benchmark for the Fund changed from the Salomon WGBI, Non-U.S. Index to the Lehman Global Aggregate Ex-U.S. Index. The new index encompasses non-sovereign debt and was viewed as a better representation of the opportunity set now available to investors outside the U.S. market.

Under Strategic Fixed Income, Fund construction entailed a two-stage process that combined fundamental macroeconomic analysis with technical price analysis. First, a fundamental judgment was made about the direction of a market's interest rates and its currency. A technical price overlay was then applied to the fundamental position to ensure that the Fund was not substantially overweighted in a declining market or underweighted in a rising one.

Under FFTW, the Fund will be managed against a broad aggregate index inclusive of sovereign, mortgage and corporate securities. The portfolio will seek to add value through a number of diversified, balanced and uncorrelated positions, however the majority of the tracking error and expected value added will be derived from country and currency positions over the long-term.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across 6 to 12 countries, across the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

Analysis

For the fiscal year ended December 31, 2002, the SEI VP International Fixed Income Fund returned 19.75% to under-perform the benchmark index return of 22.38%.

The environment in the first quarter of the year was considerably more optimistic than the rest of the year. During the first quarter a resurgence of economic growth, especially in the U.S., led to expectations of interest rate hikes across the globe. In addition, it was a period of U.S. dollar strength as U.S. economic fundamentals looked more favorable than Europe and Japan, and Japan had its foreign currency credit rating downgraded one notch by both S&P and Fitch to AA.

The rest of the fiscal year was a period of strong returns for international bond investors as both bonds rallied and the U.S. dollar weakened. Bonds were supported by equity market weakness and concerns over the global growth outlook. In Europe, reduced inflationary pressures, falling consumer confidence and comments from the European Central Bank all pushed yields lower. In the UK, bonds rallied due to concerns over the solvency ratios of the insurance sector, resulting in a flight to quality out of equities into bonds. Additionally, a report by the Bank of England reducing both growth and inflation forecasts boosted bonds. All markets were assisted by a strong rally in U.S. bonds over the period. The U.S. dollar also declined as the ability to finance the massive U.S. current account deficit through portfolio inflows into the U.S. was increasingly being questioned. In addition, weaker economic data and poor equity market performance also contributed to the U.S. dollar's decline.


--------------------------------------------------------------------------------
12              SEI Insurance Products Trust / Annual Report / December 31, 2002

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--------------------------------------------------------------------------------




The SEI VP International Fixed Income Fund under-performed its benchmark for the year due to its currency positioning. In the first half of the year technical currency trading detracted from performance. In July and August, the Fund was positioned long the Euro versus Pound Sterling and Yen. While the euro rallied strongly to break through parity against the U.S. dollar at the start of the quarter, liquidation of long euro positions due to profit taking at the end of July and throughout August, as well as concerns over Europe's economic outlook relative to other economies, caused the euro to fall and this detracted from returns. In September, the new sub-adviser to the Fund, FFTW, initiated a long U.S. dollar position against the euro and yen and this added to performance. By December, the manager had gone short the dollar, and this also added to performance as the dollar sold off, especially against the euro, in the last few weeks of the year.

The December quarter was also characterized by a rebound in credit markets in November, as corporate securities produced their strongest one month excess return on record. While the manager was overweight credit, it was underweight the lowest quality, riskier credits, which rebounded the most and this detracted from returns.

An overweight to Eastern Europe throughout the period was a positive contributor to performance. Poland continued its strong rally in bonds as its annual inflation rate fell to a record low of 1.2% in August 2002. Eastern European bonds and currencies had a fantastic final quarter as Poland, Hungary and 8 other countries reached agreement on joining the EU. Both Poland and Hungary cut interest rates and their currencies rallied.

SEI VP International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                              Annualized
                                                   One Year    Inception
                                                     Return      to Date
--------------------------------------------------------------------------------

SEI VP International Fixed Income Fund               19.75%        4.27%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP International Fixed Income Fund, versus the Lehman Global Aggregate ex-U.S. Index, and the Salomon WGBI, Non-U.S. Index

[Line Graph Omitted]
Plot Points are as follows:

                   SEI VP
                International     Lehman Global     Salomon WGBI,
                Fixed Income    Aggregate ex-U.S.      Non-U.S.
                    Fund              Index             Index
04/30/00          $10,000           $10,000           $10,000
12/31/00           10,271            10,223            10,301
12/31/01            9,725             9,839             9,935
12/31/02           11,645            12,041            12,122

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              13

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Emerging Markets Debt Fund


Objective

The investment objective of the SEI VP Emerging Markets Debt Fund is to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging markets of foreign countries. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Under normal circumstances, the Fund is anticipated to be invested primarily in U.S. dollar-denominated emerging debt.

Strategy

Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings, which have the strongest economic/political/debt attributes, 2) "trading" countries, which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 15-20 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

Analysis

The SEI VP Emerging Markets Debt Fund returned 9.98% on a net basis for the fiscal year ended December 31, 2002, underperforming the JP Morgan Emerging Markets Bond Index Plus return of 14.24%.

The Fund's overweight to Brazil, Uruguay, and Ecuador along with an underweight to Venezuela detracted from performance. The Fund's positioning in Russia helped mitigate underperformance.

Emerging markets debt turned in a volatile year as a slow U.S. economy, the U.S. Federal Reserve's cut of interest rates by 50 basis points, another poor year in the U.S. equity markets, high oil prices, along with fiscal/political problems in Brazil, Venezuela and Turkey kept investors attention. A steady climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited, and were able to increase reserves. Russia, Venezuela, Algeria, Qatar and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices.

By far, the events in Brazil consumed investor's attention during the year. The country experienced a `roller coaster' of performance during the past year as political, fiscal and economic uncertainty led to increased volatility in the country's bond prices. Of particular concern was the country's October presidential elections and its subsequent impact to the country's fiscal health. At the heart of the issue was the rise to prominence of an opposition candidate who had spoke in the past promoting debt restructuring. As this candidate continued his rapid ascension up the polls, investors fretted and bonds sold down. This escalated into a full-blown crisis during the summer after the opposition candidate widened his lead and his election looked imminent. Many investors sold their Brazilian bonds in anticipation of a default, driving prices down almost 35%. The election was held in October and the opposition candidate was elected, however he has responded very positively to investor questions and concerns related to the country, and it no longer looks like a debt default is pending. Thus, Brazil's bonds rallied back in the 4th quarter on the better news. Overall, Brazil bonds lost 3.5% in 2002 and the Fund is overweight, which detracted from performance.

The situation in Brazil, coupled with last year's debt default in Argentina led to fiscal difficulties in Uruguay, which is a neighbor and trading partner with each. In addition, about one half of deposits held in Uruguayan banks are from Argentines. With withdrawal restrictions remaining in place in Argentina from their crisis, Argentines drew down their offshore savings in Uruguay. Even though Uruguay received a substantial aid package from the International Monetary Fund ("IMF"), the country's debt was downgraded by the rating agencies and bonds plummeted 40% during the period.


--------------------------------------------------------------------------------
14              SEI Insurance Products Trust / Annual Report / December 31, 2002

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--------------------------------------------------------------------------------




Reduction in global risk appetite, along with the inability to secure additional IMF funding led Ecuador's bonds to falter during the year. The country has been attempting to finalize a loan from the IMF, which would bridge its financing issues through 2003. Without the loan, some investors believe the country may have to restructure its debt. The Fund maintains an overweight to Ecuador with expectations that a deal with the IMF will be completed.

The strongest performing country in the Fund during the fiscal year was Russia, which returned over 36%. Improving fundamentals and successful reforms enacted by President Putin continued to support bond prices and narrow spreads. In recognition, rating agencies increased Russia's credit rating to BB, which is a dramatic accomplishment when realizing that Russia defaulted on its debt in 1998.

Given the outlook that fundamentals will continue to improve for most emerging market countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a slightly longer spread duration and invest in those countries that exhibit the ability to service their debt.



SEI VP Emerging Markets Debt Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                     Annualized
                                       One Year       Inception
                                         Return         to Date
--------------------------------------------------------------------------------

SEI VP Emerging Markets Debt Fund         9.98%          10.65%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Emerging Markets Debt Fund, versus the JP Morgan Emerging Markets Bond Index Plus

[Line Graph Omitted]
Plot Points are as follows:

                 SEI VP               JP Morgan
             Emerging Markets     Emerging Markets
                Debt Fund          Bond Index Plus
04/30/00         10,000               10,000
12/31/00         10,852               10,957
12/31/01         12,215               10,870
12/31/02         13,434               12,418

(1) For the year ended December 31, 2002. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              15

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


SEI VP Prime Obligation Fund


Analysis

The fiscal year ended December 2002 was another challenging year for the financial markets. As the Federal Reserve appeared to have completed it's easing policy in December 2001, which included rate cuts totaling 4.75%, the risks associated with the geopolitical landscape and economic data prompted the Federal Reserve to cut interest rates by 50 basis points in November 2002. The federal funds rate began the fiscal year at 1.75% and ended at 1.25%. The incoming economic data and geopolitical risks continue to fuel this accommodative atmosphere.

The weak economy, coupled with corporate fraud impacted the price of corporate funding using commercial paper and other corporate obligations. Rating agencies were quick to downgrade issues, which further exacerbated the ability of corporations to issue commercial paper, a traditional form of short term corporate funding.

As the Federal Reserve pushed short-term rates to their lowest levels in over 40 years, money market yields across the industry, investments in money funds continued to fall over the course of the fiscal year. Commercial paper, repurchase agreements, and certificates of deposit, among other securities, continue to provide value to the SEI VP Prime Obligation Fund. The increased issuance of agency discount notes has been favorable in a time when commercial paper issuance has declined.




--------------------------------------------------------------------------------
16              SEI Insurance Products Trust / Annual Report / December 31, 2002

SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2002


Report of Independent Public Accountants


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE SEI INSURANCE PRODUCTS TRUST:

In our opinion, the accompanying statements of net assets for the SEI VP Large Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP Emerging Markets Equity Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Prime Obligation Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, for the SEI VP Large Cap Growth Fund, SEI VP Small Cap Value Fund, SEI VP International Equity Fund, SEI VP Core Fixed Income Fund and SEI VP Emerging Markets Debt Fund (constituting SEI Insurance Products Trust, hereafter referred to as the "Trust") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 10, 2003

Philadelphia, Pennsylvania


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SEI Insurance Products Trust / Annual Report / December 31, 2002              17

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--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


SEI VP Large Cap Value Fund
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
AEROSPACE & DEFENSE -- 3.0%
  Boeing                                 9,380        $    309
  General Dynamics                         839              67
  Goodrich                              11,591             212
  Honeywell International                4,545             109
  Hughes Electronics, Cl H               2,735              29
  Lockheed Martin                        1,775             102
  Northrop Grumman                         955              93
  Raytheon                               2,416              74
  Rockwell Collins                       7,305             170
  Textron                                  734              32
  Titan*                                    94               1
  United Technologies                    1,820             113
                                                      --------
                                                         1,311
                                                      --------
AIR TRANSPORTATION -- 0.4%
  AMR*                                     986               7
  Continental Airlines, Cl B (A)*          423               3
  Delta Air Lines                          783              10
  FedEx                                  1,811              98
  JetBlue Airways*                          54               1
  Northwest Airlines*                      384               3
  Skywest                                   98               1
  Southwest Airlines                     2,328              32
                                                      --------
                                                           155
                                                      --------
APPAREL/TEXTILES -- 0.2%
  Columbia Sportswear*                       8               1
  Jones Apparel Group*                     668              24
  Liz Claiborne                            647              19
  Polo Ralph Lauren*                       200               4
  VF                                       533              19
                                                      --------
                                                            67
                                                      --------
AUTOMOTIVE -- 2.0%
  American Axle & Manufacturing
  Holdings*                                145               3
  ArvinMeritor                             400               7
  Autoliv                                8,571             179
  BorgWarner                               160               8
  Dana                                     920              11
  Delphi                                12,713             102
  Ford Motor                            11,001             102
  General Motors (A)                     9,513             351
  Harsco                                   234               8
  ITT Industries                           504              31
  Lear*                                    400              13
  O'Reilly Automotive*                      33               1
  Paccar                                   671              31
  Visteon                                1,160               8
                                                      --------
                                                           855
                                                      --------

--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
BANKS -- 16.3%
  AmSouth Bancorp                        2,232        $     43
  Associated Banc                          481              16
  Astoria Financial                     10,136             275
  Bancorpsouth                             462               9
  Bank of America                       18,256           1,270
  Bank of Hawaii                           414              13
  Bank of New York                       2,900              69
  Bank One                               7,138             261
  Banknorth Group                          920              21
  BB&T                                   2,931             108
  BOK Financial*                            67               2
  Capital Federal Financial                114               3
  Charter One Financial                  1,428              41
  Citizens Banking                         249               6
  City National                            229              10
  Colonial BancGroup                       678               8
  Comerica                               4,201             182
  Commerce Bancshares                      375              15
  Compass Bancshares                       796              25
  Cullen/Frost Bankers                     293              10
  Downey Financial                         126               5
  First Midwest Bancorp                    272               7
  First Tennessee National                 754              27
  First Virginia Banks                     420              16
  FirstMerit                               488              11
  FleetBoston Financial                  6,380             155
  FNB                                      244               7
  Fulton Financial                         592              10
  Golden West Financial                  4,672             336
  Greater Bay Bancorp (A)                  222               4
  Greenpoint Financial                   7,204             325
  Hibernia, Cl A                           941              18
  Hudson City Bancorp                      448               8
  Hudson United Bancorp                    176               5
  Huntington Bancshares                  1,536              29
  Independence Community Bank              339               9
  IndyMac Bancorp*                         356               7
  JP Morgan Chase                       30,087             722
  Keycorp                                7,915             199
  M&T Bank                                 488              39
  Marshall & Ilsley                      1,335              37
  Mellon Financial                       1,382              36
  Mercantile Bankshares                    441              17
  National City                         11,526             315
  National Commerce Financial            1,234              29
  New York Community Bancorp               458              13
  North Fork Bancorporation (NY Shares)    755              25
  Northern Trust                           624              22
  Old National Bancorp                     346               8
  Park National                             67               7
  Peoples Bank Bridgeport                  125               3
  PNC Financial Services Group           1,737              73
  Popular                                  821              28
  Provident Financial Group                150               4
--------------------------------------------------------------------------------
18              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Regions Financial                      1,411        $     47
Roslyn Bancorp                           481               9
Silicon Valley Bancshares*               255               5
Sky Financial Group                      422               8
SouthTrust                             2,133              53
Sovereign Bancorp                      1,598              22
State Street                             624              24
SunTrust Banks                         1,525              87
TCF Financial                            193               8
Trustmark                                244               6
Union Planters                         1,254              35
UnionBanCal                            7,293             286
US Bancorp                            11,658             247
Valley National Bancorp                  554              15
Wachovia                               8,343             304
Washington Federal                       390              10
Washington Mutual                     13,910             480
Webster Financial                        298              10
Wells Fargo                            9,467             444
Westamerica Bancorporation               141               6
Whitney Holding                          230               8
Wilmington Trust                         379              12
Zions Bancorporation                     573              23
                                                    --------
                                                       7,092
                                                    --------
BEAUTY PRODUCTS -- 1.1%
Alberto-Culver, Cl B                     189               9
Avon Products                          1,427              77
Colgate-Palmolive                        397              21
Dial                                     249               5
Estee Lauder, Cl A                       162               4
Gillette                               2,656              81
International Flavors & Fragrances       260               9
Procter & Gamble                       3,221             277
                                                    --------
                                                         483
                                                    --------
BIOTECHNOLOGY -- 0.0%
Genentech*                               131               4
Genzyme-General Division*                150               5
                                                    --------
                                                           9
                                                    --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
American Greetings, Cl A (A)*            386               6
AOL Time Warner*                      13,720             180
Avaya (A)*                             1,870               5
Belo, Cl A                               513              11
Cablevision Systems, Cl A (A)*           840              14
Charter Communications, Cl A (A)*        875               1
CIENA*                                 1,343               7
Clear Channel Communications*          1,539              57
Comcast, Cl A*                        12,472             294
Comverse Technology*                     610               6
COX Communications, Cl A*              1,212              34
COX Radio, Cl A*                          73               2

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Cumulus Media, Cl A*                     110        $      2
Dow Jones                                103               4
E.W. Scripps, Cl A                        13               1
Emmis Communications, Cl A*              229               5
Entercom Communications*                  21               1
Entravision Communications, Cl A*        220               2
Fox Entertainment Group, Cl A*           454              12
Gannett                                1,621             116
Gemstar-TV Guide International*          770               3
Getty Images*                             44               1
Hearst-Argyle Television*                102               2
Hispanic Broadcasting*                   150               3
Knight-Ridder                            506              32
Lamar Advertising*                       143               5
Lee Enterprises                          250               8
Liberty Media, Cl A*                  15,777             141
Lin TV, Cl A*                             20               1
McClatchy, Cl A                          100               6
McGraw-Hill                              191              12
McleodUSA (B)*                         2,030              --
Media General                             68               4
Meredith                                 200               8
New York Times, Cl A                     252              12
Polycom*                                 180               2
Radio One, Cl D*                         240               3
Reader's Digest Association              465               7
RR Donnelley & Sons                    8,822             192
Scholastic*                               96               3
Tellabs (A)*                           1,420              10
Tribune                                1,195              54
UnitedGlobalCom*                         360               1
USA Interactive*                         180               4
Valassis Communications*                 300               9
Viacom, Cl B*                          5,688             232
Washington Post, Cl B                     23              17
                                                    --------
                                                       1,532
                                                    --------
BUILDING & CONSTRUCTION -- 1.7%
American Standard*                        48               3
Centex                                 4,168             209
Clayton Homes (A)                        600               7
DR Horton                                550              10
KB Home                                  245              11
Lafarge North America                  2,600              85
Lennar                                   300              15
Martin Marietta Materials                290               9
Masco                                  1,610              34
Pulte Homes                            5,400             259
Ryland Group                             160               5
Texas Industries                       2,700              66
Toll Brothers*                           259               5
Vulcan Materials                         531              20
York International                       240               6
                                                    --------
                                                         744
                                                    --------
--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              19

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


SEI VP Large Cap Value Fund (Continued)
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
CHEMICALS -- 2.8%
  Albemarle                                167        $      5
  Ashland                                5,835             166
  Cabot                                    336               9
  Church & Dwight                           74               2
  Dow Chemical                           5,508             164
  E.I. Du Pont de Nemours                6,038             256
  Eastman Chemical                       5,653             208
  Engelhard                                769              17
  FMC (A)*                               2,000              55
  Hercules*                                510               4
  IMC Global                               634               7
  Lubrizol                               5,492             167
  Lyondell Chemical                        729               9
  Monsanto                               1,585              30
  OM Group                                 100               1
  PPG Industries                         1,030              52
  Rohm & Haas                              940              31
  Scotts, Cl A*                            100               5
  Sigma-Aldrich                            377              18
                                                      --------
                                                         1,206
                                                      --------
COMMERCIAL SERVICES -- 0.7%
   Cendant*                               6,631             69
   Fluor                                    428             12
   Harte-Hanks                               95              2
   Interactive Data*                        170              2
   Iron Mountain*                           150              5
   Jacobs Engineering Group*                 72              3
   Manpower                                 159              5
   Pittston Brink's Group                 9,448            175
   Quintiles Transnational*                 345              4
   Rockwell Automation                      963             20
   ServiceMaster                          1,823             20
   Viad                                      95              2
                                                      --------
                                                           319
                                                      --------
COMMUNICATIONS EQUIPMENT -- 0.2%
  ADC Telecommunications*                2,900               6
  Advanced Fibre Communication*            264               4
  Andrew*                                  640               7
  Corning (A)*                           3,783              13
  Harris                                   166               4
  Motorola                               4,677              41
  PanAmSat*                                 85               1
  Scientific-Atlanta (A)                   920              11
                                                      --------
                                                            87
                                                      --------
COMPUTERS & SERVICES -- 4.1%
  3Com*                                  2,100              10
  Apple Computer*                        2,136              31
  Autodesk                                 540               8
  Ceridian*                                178               2
  Checkfree*                               200               3

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Computer Sciences*                     5,703        $    196
  Diebold                                  445              18
  Electronic Data Systems               10,349             191
  EMC-Mass*                              5,900              36
  Emulex*                                  110               2
  Gateway*                               1,010               3
  GTECH Holdings*                          100               3
  Hewlett-Packard                       16,425             285
  International Business Machines        5,596             434
  Jabil Circuit*                            60               1
  Juniper Networks*                        270               2
  Macromedia*                               60               1
  NCR*                                   9,396             223
  Perot Systems*                            12              --
  RealNetworks*                             50              --
  Reynolds & Reynolds                    6,200             158
  Storage Technology*                      510              11
  Sun Microsystems*                     10,050              31
  Symbol Technologies                      660               5
  Ticketmaster*                             80               2
  TMP Worldwide*                           140               1
  Unisys*                                1,581              16
  VeriSign*                                700               6
  WebMD*                                   919               8
  Western Digital*                      13,500              86
  Zebra Technologies, Cl A*                 13               1
                                                      --------
                                                         1,774
                                                      --------
CONTAINERS & PACKAGING -- 0.6%
  Ball                                     270              14
  Bemis                                    304              15
  Owens-Illinois*                       11,599             169
  Packaging of America*                    328               6
  Pactiv*                                  991              22
  Sealed Air*                               41               2
  Smurfit-Stone Container*               1,071              16
  Sonoco Products                          560              13
                                                      --------
                                                           257
                                                      --------
DATA PROCESSING -- 0.0%
  Acxiom*                                  164               3
  Alliance Data Systems*                   103               2
  Dun & Bradstreet*                        100               3
  Global Payments                           26               1
                                                      --------
                                                             9
                                                      --------
DRUGS -- 2.5%
  Bristol-Myers Squibb                   7,413             172
  Eli Lilly                                607              39
  ICN Pharmaceuticals                   12,806             140
  Medicis Pharmaceutical, Cl A*             41               2
  Merck                                 10,391             588
  Millennium Pharmaceuticals*              710               6
  Mylan Laboratories                        44               1
  Schering-Plough                        5,355             119
--------------------------------------------------------------------------------
20              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
  SICOR*                                    40        $      1
  Vertex Pharmaceuticals*                  470               7
  Watson Pharmaceuticals*                  400              11
                                                      --------
                                                         1,086
                                                      --------
ELECTRICAL SERVICES -- 6.1%
  AES*                                   1,580               5
  Allegheny Energy                         811               6
  Allete                                   446              10
  Alliant Energy                           507               8
  Ameren (A)                               939              39
  American Electric Power (A)            1,940              53
  American Power Conversion (A)*           849              13
  Aquila                                 1,285               2
  Calpine (A)*                           1,550               5
  Centerpoint Energy                     4,561              39
  Cinergy                                1,035              35
  CMS Energy                               812               8
  Consolidated Edison                    1,308              56
  Constellation Energy Group               974              27
  Dominion Resources (A)                 1,847             101
  DPL                                      757              12
  DTE Energy                               973              45
  Duke Energy                            5,394             105
  Edison International*                 22,565             267
  Energy East                              849              19
  Entergy                                1,370              63
  Exelon                                 4,947             261
  FirstEnergy                            1,705              56
  FPL Group                              5,459             328
  Great Plains Energy                      387               9
  Hawaiian Electric Industries             224              10
  Hubbell, Cl B                            280              10
  Idacorp                                  254               6
  Kemet*                                   562               5
  MDU Resources Group                      405              10
  Mirant (A)*                            2,168               4
  Molex                                    124               3
  NiSource                               1,450              29
  Northeast Utilities                    8,664             131
  NSTAR                                    312              14
  OGE Energy                               437               8
  Pepco Holdings                           965              19
  PG&E*                                  9,978             139
  Pinnacle West Capital                  3,493             119
  PPL                                      966              34
  Progress Energy                        1,428              62
  Public Service Enterprise Group        7,036             226
  Puget Energy                             502              11
  Reliant Resources*                     3,896              13
  SCANA                                    616              19
  Southern                               4,300             122
  TECO Energy (A)                        1,053              16
  TXU                                    1,932              36
  Wisconsin Energy                         727              18

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Xcel Energy                            2,472        $     27
                                                      --------
                                                         2,663
                                                      --------
ELECTRONICS -- 0.2%
  Adaptec*                                 380               2
  Agilent Technologies*                  1,460              26
  Arrow Electronics (A)*                   504               6
  Avnet*                                   716               8
  AVX                                      290               3
  Energizer Holdings*                      489              14
  Sanmina*                               1,518               7
  Solectron (A)*                         2,564               9
  Tektronix*                               386               7
  Vishay Intertechnology*                  716               8
                                                      --------
                                                            90
                                                      --------
ENTERTAINMENT -- 0.6%
  Brunswick                                544              11
  Callaway Golf                            289               4
  Hasbro                                   810               9
  International Speedway, Cl A             101               4
  Mattel                                   244               5
  Metro-Goldwyn-Mayer*                     100               1
  Regal Entertainment Group                 53               1
  Six Flags*                               568               3
  Walt Disney                           12,399             202
                                                      --------
                                                           240
                                                      --------
ENVIRONMENTAL SERVICES -- 0.2%
  Allied Waste Industries*                 172               2
  Republic Services*                       913              19
  Waste Management                       2,852              65
                                                      --------
                                                            86
                                                      --------
FINANCIAL SERVICES -- 7.9%
  Affiliated Managers Group*                30               1
  AG Edwards                               506              17
  Allied Capital (A)                    11,952             261
  American Express                       2,700              95
  AmeriCredit (A)*                         230               2
  Bear Stearns                           5,672             337
  Citigroup                             34,139           1,201
  Countrywide Credit Industry            7,024             363
  Deluxe                                 4,600             194
  Doral Financial                           94               3
  E*TRADE Group*                           850               4
  Equifax                                   57               1
  Franklin Resources                     1,043              36
  Freddie Mac                              306              18
  Goldman Sachs Group                    1,465             100
  Household International                7,418             206
  Instinet Group*                          500               2
  Janus Capital Group*                   1,215              16
--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              21

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS



SEI VP Large Cap Value Fund (Continued)
December 31, 2002
--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
  LaBranche*                               230        $      6
  Legg Mason                               169               8
  Lehman Brothers Holdings               1,480              79
  Merrill Lynch                          5,236             199
  Morgan Stanley Dean Witter             6,692             267
  Neuberger Berman                          27               1
  Providian Financial*                     890               6
  Raymond James Financial                  248               7
  Student Loan                              21               2
  T Rowe Price Group                       450              12
                                                      --------
                                                         3,444
                                                      --------
FOOD, BEVERAGE & TOBACCO -- 5.4%
  Adolph Coors, Cl B                     2,059             126
  Albertson's                           11,047             246
  American Water Works                     324              15
  Anheuser-Busch                         1,771              86
  Archer-Daniels-Midland                 3,427              42
  Campbell Soup                          1,393              33
  Coca-Cola                              1,826              80
  Coca-Cola Enterprises                    105               2
  ConAgra Foods                          3,242              81
  Constellation Brands, Cl A*              257               6
  Dean Foods*                              538              20
  Del Monte Foods*                           1              --
  Dole Food                                245               8
  General Mills                            656              31
  Hershey Foods                            301              20
  HJ Heinz                               1,079              35
  Hormel Foods                             426              10
  Kellogg                                  740              25
  Kraft Foods, Cl A                      1,244              48
  Kroger*                                1,100              17
  Lancaster Colony                         173               7
  Loews - Carolina Group                   130               3
  McCormick                                426              10
  PepsiAmericas                         11,496             154
  Philip Morris                         14,349             582
  RJ Reynolds Tobacco Holdings           3,575             151
  Ruddick                                4,000              55
  Sara Lee                               2,413              54
  Smithfield Foods*                        700              14
  Supervalu                             11,197             185
  Tyson Foods, Cl A                     11,876             133
  UST                                      525              18
  Winn-Dixie Stores                        390               6
  Wm. Wrigley Jr.                          326              18
                                                      --------
                                                         2,321
                                                      --------
GAS/NATURAL GAS -- 0.8%
  Air Products & Chemicals               1,396              60
  Dynegy, Cl A (A)                       1,800               2
  El Paso                                3,596              25
  KeySpan                                  874              31

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Kinder Morgan                            220        $      9
  National Fuel Gas                        406               8
  Nicor                                    260               9
  Peoples Energy                           199               8
  Praxair                                1,003              58
  Questar                                  443              12
  Sempra Energy                          5,128             121
  Vectren                                  384               9
  Williams                               2,747               8
                                                      --------
                                                           360
                                                      --------
HAND/MACHINE TOOLS -- 0.2%
  Black & Decker                            24               1
  Illinois Tool Works                      712              46
  Snap-On                                  365              10
  Stanley Works                            166               6
                                                      --------
                                                            63
                                                      --------
HOTELS & LODGING -- 0.2%
  Extended Stay America*                   333               5
  Harrah's Entertainment*                   26               1
  Hilton Hotels                          1,645              21
  Mandalay Resort Group*                   222               7
  Marriott International, Cl A             564              18
  MGM MIRAGE*                              384              13
  Park Place Entertainment*              1,608              13
  Starwood Hotels & Resorts Worldwide      664              16
                                                      --------
                                                            94
                                                      --------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES -- 0.9%
  Clorox                                   532              22
  Ethan Allen Interiors                    100               4
  Fortune Brands                           926              43
  Furniture Brands International*          100               2
  La-Z-Boy                                 292               7
  Leggett & Platt                          845              19
  Newell Rubbermaid                      1,526              46
  Whirlpool                              5,089             266
                                                      --------
                                                           409
                                                      --------
INSURANCE -- 7.3%
  21st Century Insurance Group             223               3
  Aetna                                    884              36
  Aflac                                  1,626              49
  Alleghany*                                31               6
  Allmerica Financial*                     353               4
  Allstate                              11,032             408
  AMBAC Financial Group                  4,783             269
  American Financial Group                 163               4
  American International Group           7,854             454
  American National Insurance               55               5
  AmerUs Group                             264               7
  AON (A)                                1,619              31
--------------------------------------------------------------------------------
22              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Chubb                                    985        $     51
  Cigna                                  3,177             131
  Cincinnati Financial                     854              32
  CNA Financial*                           158               4
  Erie Indemnity, Cl A                     146               5
  Fidelity National Financial              564              19
  First American                           452              10
  Hartford Financial Services Group      1,509              69
  HCC Insurance Holdings                   348               9
  Humana*                                1,020              10
  Jefferson-Pilot                          930              35
  John Hancock Financial Services        1,770              49
  Leucadia National                        226               8
  Lincoln National                       1,096              35
  Loews                                  5,330             237
  Markel*                                   45               9
  Marsh & McLennan                         196               9
  MBIA                                     908              40
  Mercury General                          141               5
  Metlife (A)                            1,830              50
  MGIC Investment                          546              23
  Mony Group                               248               6
  Nationwide Financial Services, Cl A      152               4
  Old Republic International             7,947             223
  Phoenix (A)                              520               4
  PMI Group                              7,341             221
  Principal Financial Group              1,766              53
  Progressive                              466              23
  Protective Life                          436              12
  Prudential Financial                   3,548             113
  Radian Group                             539              20
  Reinsurance Group of America             115               3
  Safeco                                   850              29
  St. Paul                               1,355              46
  Stancorp Financial Group               2,380             116
  Torchmark                                733              27
  Transatlantic Holdings                   127               8
  Travelers Property Casualty, Cl A*       181               3
  Travelers Property Casualty, Cl B*     6,171              90
  Unitrin                                  261               8
  UnumProvident                          1,441              25
  Wesco Financial                            7               2
  WR Berkley                               264              10
                                                      --------
                                                         3,162
                                                      --------
LEASING & RENTING -- 0.0%
  GATX                                     245               6
  Rent-A-Center*                             8              --
  Ryder System                             344               8
  United Rentals*                          200               2
                                                      --------
                                                            16
                                                      --------

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
MACHINERY -- 2.2%
  AGCO*                                    205        $      5
  Caterpillar                            2,079              95
  Crane                                    297               6
  Cummins                                5,200             146
  Deere                                  1,443              66
  Donaldson                                 69               3
  Dover                                  1,246              36
  Eaton                                    435              34
  Emerson Electric                       2,573             131
  Flowserve*                                73               1
  FMC Technologies*                        316               7
  Johnson Controls                       2,532             203
  National-Oilwell*                        204               4
  Pall                                     633              11
  Parker Hannifin                          702              32
  Pentair                                  299              10
  SPX*                                     270              10
  Tecumseh Products, Cl A                3,400             150
  Teleflex                                 166               7
  Thermo Electron*                         752              15
                                                      --------
                                                           972
                                                      --------
MEDICAL PRODUCTS & SERVICES -- 0.8%
  Advanced Medical Optics*                  21              --
  AmerisourceBergen                        138               8
  Anthem*                                  151              10
  Apogent Technologies*                    300               6
  Bausch & Lomb (A)                      4,599             166
  Becton Dickinson                       1,361              42
  C.R. Bard                                322              19
  Community Health Systems*                 90               2
  Coventry Health Care*                    116               3
  Edwards Lifesciences*                    109               3
  Health Net*                              539              14
  Healthsouth*                           2,305              10
  Henry Schein*                             77               3
  Hillenbrand Industries                   307              15
  Human Genome Sciences*                   390               3
  ICOS*                                    330               8
  Invitrogen*                              190               6
  McKesson                                 258               7
  Omnicare                                 225               5
  Orthodontic Centers of America*            9              --
  Renal Care Group*                         71               2
  Ribapharm*                                63              --
  Steris*                                   42               1
  Triad Hospitals*                         200               6
                                                      --------
                                                           339
                                                      --------
METALS & MINING -- 0.7%
  Alcoa                                  4,383             100
  Aptargroup                               200               6
  Newmont Mining                           201               6
--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              23

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


SEI VP Large Cap Value Fund (Continued)
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Peabody Energy                           139        $      4
  Phelps Dodge*                            506              16
  Precision Castparts                      300               7
  Shaw Group*                              120               2
  Timken                                 9,147             175
                                                      --------
                                                           316
                                                      --------
OFFICE/BUSINESS EQUIPMENT -- 1.1%
  3M                                       661              82
  Avery Dennison                           176              11
  HON Industries                           298               8
  IKON Office Solutions                 17,300             124
  Pitney Bowes                             596              19
  Steelcase, Cl A                          219               2
  Xerox (A)*                            25,828             208
                                                      --------
                                                           454
                                                      --------
PAINT & RELATED PRODUCTS -- 0.1%
  RPM International                        667              10
  Sherwin-Williams                         771              22
  Valspar                                  200               9
                                                      --------
                                                            41
                                                      --------
PAPER & PAPER PRODUCTS -- 0.8%
  Boise Cascade                            296               7
  Bowater                                  323              14
  Georgia-Pacific                        1,483              24
  International Paper                    2,921             102
  Kimberly-Clark                         1,572              75
  MeadWestvaco                           1,237              31
  Rayonier                                 176               8
  Temple-Inland                            279              12
  Weyerhaeuser                           1,316              65
                                                      --------
                                                           338
                                                      --------
PETROLEUM & FUEL PRODUCTS -- 9.0%
  Amerada Hess                           4,003             220
  Anadarko Petroleum                     4,621             221
  Apache                                   825              47
  Baker Hughes                             108               3
  Burlington Resources                     977              42
  ChevronTexaco                          8,000             532
  Cimarex Energy*                          122               2
  ConocoPhillips                         4,124             200
  Cooper Cameron*                           30               1
  Devon Energy                             891              41
  Diamond Offshore Drilling                 91               2
  ENSCO International                      140               4
  EOG Resources                            710              28
  Equitable Resources                      368              13
  Exxon Mobil                           48,353           1,689
  Forest Oil*                              100               3
  Halliburton                            1,293              24

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Helmerich & Payne                        305        $      9
  Kerr-McGee                               618              27
  Marathon Oil                          12,613             269
  Murphy Oil                               116               5
  Newfield Exploration*                    126               5
  Noble Energy                             149               6
  Occidental Petroleum                  12,203             347
  Ocean Energy                             320               6
  Patterson-UTI Energy*                     32               1
  Pioneer Natural Resources*               601              15
  Pogo Producing                           300              11
  Premcor*                                 138               3
  Pride International*                     333               5
  Rowan                                    254               6
  Sunoco                                   427              14
  Tidewater                                177               6
  Unocal                                 1,569              48
  Valero Energy                            603              22
  Varco International*                     170               3
  XTO Energy                               640              16
                                                      --------
                                                         3,896
                                                      --------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.8%
  Eastman Kodak (A)                     10,059             352
                                                      --------
RAILROADS -- 1.6%
  Burlington Northern Santa Fe          12,453             324
  CSX                                    1,270              36
  Norfolk Southern                       2,365              47
  Union Pacific                          5,022             301
                                                      --------
                                                           708
                                                      --------
REAL ESTATE -- 0.0%
  Catellus Development*                    143               3
  Forest City Enterprises, Cl A            115               4
                                                      --------
                                                             7
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
  AMB Property                             531              15
  Annaly Mortgage Management               536              10
  Apartment Investment & Management        494              18
  Archstone-Smith Trust                  1,044              25
  Arden Realty                             355               8
  AvalonBay Communities                    348              14
  Boston Properties                        421              16
  BRE Properties, Cl A                     259               8
  Camden Property Trust                    200               7
  CarrAmerica Realty                       338               8
  Centerpoint Properties                   130               7
  Cousins Properties                       193               5
  Crescent Real Estate Equity              457               8
  Developers Diversified Realty            360               8
  Duke Realty                              792              20
  Equity Office Properties Trust         2,559              64
--------------------------------------------------------------------------------
24              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Equity Residential                     1,695        $     42
  First Industrial Realty Trust            261               7
  General Growth Properties                375              19
  Health Care Property Investors           364              14
  Highwoods Properties                     292               6
  Hospitality Properties Trust             400              14
  Host Marriott (A)*                     1,464              13
  iStar Financial                          324               9
  Kimco Realty                             538              16
  Liberty Property Trust                   435              14
  Mack-Cali Realty                         280               8
  New Plan Excel Realty Trust              600              11
  Plum Creek Timber                      1,150              27
  Prologis                                 992              25
  Public Storage                           623              20
  Reckson Associates Realty                352               7
  Regency Centers                          125               4
  Rouse                                    403              13
  Simon Property Group                     868              30
  Trizec Properties                        500               5
  United Dominion Realty Trust             613              10
  Vornado Realty Trust                     453              17
  Weingarten Realty Investors              261              10
                                                      --------
                                                           582
                                                      --------
RETAIL -- 3.0%
  American Eagle Outfitters*                60               1
  Autonation*                            1,199              15
  Barnes & Noble*                          186               3
  Big Lots*                                353               5
  Blockbuster, Cl A                      9,606             118
  Borders Group*                           434               7
  Brinker International*                    68               2
  Carmax*                                  231               4
  CBRL Group                               262               8
  Circuit City Stores                    1,064               8
  Costco Wholesale*                      1,372              39
  CVS                                    2,381              59
  Darden Restaurants                    12,150             248
  Dillard's, Cl A                          460               7
  Federated Department Stores*           7,721             222
  Foot Locker*                             500               5
  GameStop*                                 60               1
  JC Penney                              1,633              38
  Limited                                1,603              22
  May Department Stores                  1,744              40
  McDonald's                             7,729             124
  MSC Industrial Direct, Cl A*              30               1
  Neiman-Marcus Group, Cl A*               200               6
  Nike, Cl B                               122               5
  Nordstrom                                585              11
  Office Depot*                          1,838              27
  Outback Steakhouse                       193               7
  Pier 1 Imports                           400               8
  Reebok International*                    300               9
  Rite Aid (A)*                          1,348               3
  Safeway*                               1,600              37

--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Saks*                                    722        $      9
  Sears Roebuck                          6,728             161
  Sonic Automotive*                         80               1
  Talbots                                   27               1
  Toys "R" Us*                           1,210              12
  Wendy's International                    261               7
  Yum! Brands*                             367               9
  Zale*                                    150               5
                                                      --------
                                                         1,295
                                                      --------
RETIREMENT/AGED CARE -- 0.0%
  Manor Care*                              350               6
                                                      --------
RUBBER-TIRES -- 0.0%
  Cooper Tire & Rubber                     400               6
  Goodyear Tire & Rubber                   916               6
                                                      --------
                                                            12
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.2%
  Advanced Micro Devices*                1,469              10
  Agere Systems, Cl B*                   4,341               6
  Amkor Technology*                        220               1
  Applera                                   50               1
  Applied Micro Circuits*                  990               4
  Atmel*                                   790               2
  Broadcom, Cl A*                          550               8
  Conexant Systems*                        880               1
  Cypress Semiconductor*                   216               1
  Fairchild Semiconductor International*    60               1
  Integrated Device Technology*            350               3
  International Rectifier*                  70               1
  Intersil, Cl A                           230               3
  JDS Uniphase (A)*                      3,590               9
  LSI Logic*                             1,070               6
  Micron Technology (A)*                 1,600              16
  MKS Instruments*                           5              --
  National Semiconductor*                  150               2
  Novellus Systems*                         83               2
  PerkinElmer                              360               3
  Teradyne*                                220               3
                                                      --------
                                                            83
                                                      --------
SOFTWARE -- 0.1%
  Advent Software*                           6              --
  BMC Software*                            640              11
  Citrix Systems*                          170               2
  Computer Associates International      2,410              32
  Compuware*                             1,204               6
  i2 Technologies*                         760               1
  Rational Software*                       110               1
  Sybase*                                  278               4
  Veritas Software*                        330               5
                                                      --------
                                                            62
                                                      --------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              25

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS



SEI VP Large Cap Value Fund (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                                                    Market Value
Description                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
STEEL & STEEL WORKS -- 0.1%
  AK Steel Holding*                        600        $      5
  Allegheny Technologies                   552               3
  Nucor                                    479              20
  United States Steel                      587               8
                                                      --------
                                                            36
                                                      --------
TELEPHONES & TELECOMMUNICATIONS -- 7.0%
  Alltel                                 1,904              97
  AT&T                                   4,630             121
  AT&T Wireless Services*                6,900              39
  BellSouth                             15,425             399
  CenturyTel                               866              26
  Citizens Communications*                 877              10
  IDT*                                     300               5
  Lucent Technologies (A)*              20,730              26
  Qwest Communications
  International (A)*                     4,189              21
  SBC Communications                    29,002             786
  Sprint-FON Group                      29,089             421
  Telephone & Data Systems                 318              15
  US Cellular*                             113               3
  Verizon Communications                27,049           1,048
  West*                                     11              --
                                                      --------
                                                         3,017
                                                      --------
TRUCKING -- 0.1%
  CNF                                      268               9
  Navistar International*                  336               8
  Swift Transportation*                    146               3
                                                      --------
                                                            20
                                                      --------
WATER UTILITIES -- 0.0%
  Philadelphia Suburban                    317               7
                                                      --------
WHOLESALE -- 0.2%
  Genuine Parts                          1,039              32
  Ingram Micro, Cl A*                      320               4
  Performance Food Group*                   69               2
  Tech Data*                               231               6
  W.W. Grainger                            479              25
                                                      --------
                                                            69
                                                      --------
  Total Common Stock
  (Cost $48,885)                                        42,546
                                                      --------

EXCHANGE TRADED FUND -- 0.2%
INVESTMENT COMPANY -- 0.2%
iShares Russell 1000 Value
Index Fund (A)                           1,826              84
                                                      --------
Total Exchange Traded Fund
(Cost $89)                                                  84
                                                      --------

--------------------------------------------------------------------------------
                            Shares/Face Amount    Market Value
Description                      ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.2%
  Evergreen Select Money Market Fund    74,564        $     75
                                                      --------
Total Cash Equivalent
  (Cost $75)                                                75
                                                      --------

REPURCHASE AGREEMENT -- 1.2%
Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $527,375
  (collateralized by various U.S.
  Treasury Obligations, total market
  value $537,900)                         $527             527
                                                      --------
Total Repurchase Agreement
  (Cost $527)                                              527
                                                      --------
Total Investments -- 99.6%
  (Cost $49,576)                                        43,232
                                                      --------

OTHER ASSETS AND LIABILITIES -- 0.4%
Collateral Received on Securities Loaned                 1,208
Payable upon Return on Securities Loaned                (1,208)
Investment Advisory Fees Payable                            (9)
Management Fees Payable                                    (16)
Other Asset and Liabilities                                182
                                                      --------
Total Other Assets and Liabilities, Net                    157
                                                      --------

NET ASSETS:
Paid-in-Capital-Class A
  (unlimited authorization -- no par value)
  based on 5,031,578 outstanding shares
  of beneficial interest                                50,611
Undistributed net investment income                          2
Accumulated net realized loss on investments              (880)
Net unrealized depreciation on investments              (6,344)
                                                      --------
Total Net Assets -- 100.0%                            $ 43,389
                                                      ========
Net Asset Value, Offering and Redemption
  Price Per Share                                        $8.62
                                                      ========

* Non-Income Producing Security
(A) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $1,137,056.
(B) This security represents a potential distribution settlement in a legal claim.
Cl -- Class
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
26              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


SEI VP Large Cap Growth Fund


--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
AEROSPACE & DEFENSE -- 0.5%
  United Technologies                    2,400         $   149
                                                       -------
APPAREL/TEXTILES -- 1.4%
  Cintas                                10,400             476
                                                       -------
BANKS -- 1.8%
  Bank One                               7,700             281
  JP Morgan Chase                        3,900              94
  State Street                           5,800             226
                                                       -------
                                                           601
                                                       -------
BEAUTY PRODUCTS -- 3.1%
  Avon Products                          5,700             307
  Colgate-Palmolive                      4,700             247
  Procter & Gamble                       5,550             477
                                                       -------
                                                         1,031
                                                       -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 4.4%
  Comcast, Cl A (A)*                    27,100             612
  COX Communications, Cl A*              7,700             219
  Viacom, Cl B*                         16,000             652
                                                       -------
                                                         1,483
                                                       -------
COMMERCIAL SERVICES -- 1.1%
  Danaher (A)                            5,500             361
                                                       -------
COMMUNICATIONS EQUIPMENT -- 2.1%
  Nokia Oyj ADR                         45,100             699
                                                       -------
COMPUTERS & SERVICES -- 7.3%
  Affiliated Computer Services, Cl A*    2,100             111
  BISYS Group*                           4,100              65
  Cisco Systems*                        65,825             862
  Dell Computer*                        22,500             602
  eBay*                                 10,500             712
  EMC-Mass*                             15,200              93
                                                       -------
                                                         2,445
                                                       -------
DATA PROCESSING -- 5.0%
  Automatic Data Processing              4,900             192
  First Data                            29,200           1,034
  Fiserv*                               13,200             448
                                                       -------
                                                         1,674
                                                       -------
DRUGS -- 6.5%
  Forest Laboratories*                   1,800             177
  Pfizer                                62,400           1,908
  Wyeth                                  2,900             108
                                                       -------
                                                         2,193
                                                       -------

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
ELECTRONICS -- 0.5%
  Flextronics International*            19,600         $   161
                                                       -------
FINANCIAL SERVICES -- 13.4%
  Charles Schwab                        53,900             585
  Citigroup                             23,700             834
  Concord EFS*                          18,000             283
  Fannie Mae                             3,300             212
  Freddie Mac (A)                        3,000             177
  Goldman Sachs Group                    9,700             661
  MBNA                                  33,500             637
  Merrill Lynch                          2,500              95
  Morgan Stanley Dean Witter            10,900             435
  Paychex                               20,500             572
                                                       -------
                                                         4,491
                                                       -------
FOOD, BEVERAGE & TOBACCO -- 0.4%
  Anheuser-Busch                         2,900             140
                                                       -------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES -- 1.1%
  General Electric                      15,700             382
                                                       -------
INSURANCE -- 5.0%
  ACE                                    3,200              94
  American International Group          27,650           1,600
                                                       -------
                                                         1,694
                                                       -------
MEDICAL PRODUCTS & SERVICES -- 15.9%
  Amgen*                                17,600             851
  Boston Scientific*                     3,450             147
  Cardinal Health (A)                   17,600           1,042
  Health Management Associates, Cl A    11,300             202
  IMS Health                            16,100             258
  Johnson & Johnson                     12,200             655
  Medtronic                             37,400           1,705
  UnitedHealth Group                     2,000             167
  WellPoint Health Networks*             4,500             320
                                                       -------
                                                         5,347
                                                       -------
MOTORCYCLES, BICYCLES & PARTS -- 1.5%
  Harley-Davidson                       10,800             499
                                                     -------
RETAIL -- 12.7%
  Bed Bath & Beyond*                     5,370             185
  Costco Wholesale*                     14,100             396
  Home Depot                            30,200             724
  Kohl's*                               21,300           1,192
  Lowe's                                12,100             454
  Wal-Mart Stores                       19,390             979
  Walgreen                              11,100             324
                                                       -------
                                                         4,254
                                                       -------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              27

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


SEI VP Large Cap Growth Fund (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                            Shares/Face Amount    Market Value
Description                      ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 4.8%
  Altera*                               14,300         $   176
  Intel                                 70,100           1,092
  Maxim Integrated Products              7,150             236
  Texas Instruments (A)                  7,800             117
                                                       -------
                                                         1,621
                                                       -------
SOFTWARE -- 9.3%
  DST Systems*                           4,000             142
  Microsoft*                            44,300           2,290
  Peoplesoft*                            7,700             141
  Sungard Data Systems*                  7,900             186
  Veritas Software*                     24,250             379
                                                       -------
                                                         3,138
                                                       -------
WHOLESALE -- 0.7%
  Fastenal                               6,400             239
                                                       -------
Total Common Stock
  (Cost $40,564)                                        33,078
                                                       -------

REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $512,051
  (collateralized by various U.S.
  Treasury Obligations, total market
  value $522,270)                         $512             512
                                                       -------
Total Repurchase Agreement
  (Cost $512)                                              512
                                                       -------
Total Investments -- 100.0%
  (Cost $41,076)                                       $33,590
                                                       =======

Percentages are based on Net Assets of $33,600,332.
* Non-Income Producing Security
(A) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $1,978,544.
ADR -- American Depositary Receipt
Cl -- Class


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
28              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------



SEI VP Small Cap Value Fund


--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
AGRICULTURE -- 1.3%
  Delta & Pine Land                     10,175         $   208
                                                       -------
APPAREL/TEXTILES -- 1.4%
  Kellwood                               3,275              85
  National Service Industries            2,137              15
  Phillips-Van Heusen                    3,100              36
  Unifi*                                 7,950              42
  Unifirst                               2,500              51
                                                       -------
                                                           229
                                                       -------
AUTOMOTIVE -- 2.4%
  AO Smith                               1,400              38
  Arctic Cat                             3,900              63
  ArvinMeritor                           5,000              83
  Harsco                                 2,800              89
  JLG Industries                        15,175             114
                                                       -------
                                                           387
                                                       -------
BANKS -- 11.9%
  Bank of Hawaii                         6,800             207
  BankAtlantic Bancorp, Cl A            10,400              98
  Colonial BancGroup                     7,000              84
  Commercial Federal                    12,400             290
  Downey Financial                       2,300              90
  First Citizens Bancshares, Cl A          400              39
  First Financial Bancorp                3,725              61
  FirstFed Financial*                    3,100              90
  Flagstar Bancorp                       6,150             133
  Flushing Financial                     2,800              46
  Independence Community Bank            3,800              96
  MAF Bancorp                            1,900              64
  OceanFirst Financial                   3,800              85
  Seacoast Financial Services            4,000              80
  Silicon Valley Bancshares*             6,975             127
  Staten Island Bancorp                  7,000             141
  UMB Financial                          2,300              88
  Washington Federal                     3,190              79
                                                       -------
                                                         1,898
                                                       -------
BIOTECHNOLOGY -- 0.5%
  Bio-Rad Laboratories, Cl A*            2,000              77
                                                       -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.4%
  American Greetings, Cl A (B)*         22,775             360
  Banta                                  3,200             100
  Bowne                                  9,400             113
  Consolidated Graphics*                 2,700              60
  Hollinger International               22,375             227
                                                       -------
                                                           860
                                                       -------

--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 4.3%
  M/I Schottenstein Homes                3,400         $    95
  MDC Holdings                           2,750             105
  Nortek Holdings*                       1,900              87
  NVR*                                     200              65
  Ryland Group                           2,600              87
  Texas Industries                       5,505             134
  Walter Industries                      4,200              45
  York International                     2,500              64
                                                       -------
                                                           682
                                                       -------
CHEMICALS -- 4.5%
  Albemarle                              3,700             105
  Cytec Industries*                     11,100             303
  Ethyl*                                 1,120               7
  HB Fuller                              1,500              39
  Millennium Chemicals                  16,625             158
  Minerals Technologies                  1,900              82
  Wellman                                1,800              25
                                                       -------
                                                           719
                                                       -------
COMMERCIAL SERVICES -- 5.9%
  Blyth                                  8,625             231
  CSG Systems International*            15,150             207
  Pittston Brink's Group                11,925             220
  Powell Industries*                     3,300              56
  SPS Technologies*                      1,910              45
  Stewart Enterprises, Cl A*            12,300              69
  Tredegar                               6,850             103
                                                       -------
                                                           931
                                                       -------
COMMUNICATIONS EQUIPMENT -- 3.1%
  Andrew*                                9,575              98
  Belden                                 9,250             141
  Checkpoint Systems*                    5,500              57
  CommScope*                            11,950              94
  General Cable                          5,500              21
  Inter-Tel                              4,200              88
                                                       -------
                                                           499
                                                       -------
COMPUTERS & SERVICES -- 4.9%
  American Management Systems*           6,000              72
  Brady                                  7,300             244
  Earthlink*                            25,600             140
  Imation*                               2,600              91
  Iomega*                                2,980              23
  Paxar*                                 6,075              90
  Storage Technology*                    5,000             107
  SYKES Enterprises*                     5,000              16
                                                       -------
                                                           783
                                                       -------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              29

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


SEI VP Small Cap Value Fund (Continued)
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
ELECTRICAL SERVICES -- 1.4%
  El Paso Electric*                      6,400        $     70
  Idacorp                                1,200              30
  PNM Resources                          3,100              74
  UIL Holdings                           1,500              52
                                                      --------
                                                           226
                                                      --------
ELECTRONICS -- 0.8%
  Barnes Group                           2,800              57
  Methode Electronics, Cl A              5,900              65
                                                      --------
                                                           122
                                                      --------
ENTERTAINMENT -- 4.5%
  Callaway Golf                         14,725             195
  Gaylord Entertainment*                 9,900             204
  Speedway Motorsports                  12,275             316
                                                      --------
                                                           715
                                                      --------
FINANCIAL SERVICES -- 3.1%
  Doral Financial                        4,050             116
  Student Loan                           1,100             108
  Waddell & Reed Financial, Cl A        13,325             262
                                                      --------
                                                           486
                                                      --------
FOOD, BEVERAGE & TOBACCO -- 1.9%
  Dole Food                              3,900             127
  Fleming (B)                            5,000              33
  Interstate Bakeries                    1,500              23
  Pilgrims Pride, Cl A                     300               1
  Pilgrims Pride, Cl B                   2,200              18
  Universal                              2,700             100
                                                      --------
                                                           302
                                                      --------
GAS/NATURAL GAS -- 1.2%
  Oneok                                  3,600              69
  UGI                                    3,200             120
                                                      --------
                                                           189
                                                      --------
HOTELS & LODGING -- 0.5%
  Aztar*                                 5,500              79
                                                      --------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES -- 0.3%
  Kimball International, Cl B            2,100              30
  Salton (B)*                            1,300              12
                                                      --------
                                                            42
                                                      --------

--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
INSURANCE -- 4.2%
  AmerUs Group (B)                       2,600        $     74
  CNA Surety                             1,900              15
  Commerce Group                         2,600              97
  Delphi Financial Group, Cl A           1,400              53
  FBL Financial Group, Cl A              1,660              32
  Landamerica Financial Group            3,500             124
  Pacificare Health Systems*             2,900              82
  Phoenix (B)                           20,550             156
  Presidential Life                      3,300              33
  Vesta Insurance Group                  3,600              10
                                                      --------
                                                           676
                                                      --------
LEASING & RENTING -- 1.7%
  Dollar Thrifty Automotive Group*       3,400              72
  Rent-A-Center*                         1,800              90
  Ryder System                           4,500             101
                                                      --------
                                                           263
                                                      --------
MACHINERY -- 3.1%
  Applied Industrial Technologies        3,400              64
  Axcelis Technologies*                 24,800             139
  Briggs & Stratton (B)                  1,500              64
  Crane                                  9,075             181
  Gehl*                                    300               2
  Lincoln Electric Holdings              1,500              35
                                                      --------
                                                           485
                                                      --------
MEDICAL PRODUCTS & SERVICES -- 6.9%
  Acuity Brands (B)                     20,125             273
  Alpharma, Cl A                         1,300              16
  Dionex*                                2,675              79
  Edwards Lifesciences*                  4,175             106
  Haemonetics*                          12,155             261
  Prime Medical Services*                5,900              51
  Sola International*                    5,800              75
  US Oncology*                          12,700             110
  Visx*                                 13,800             132
                                                      --------
                                                         1,103
                                                      --------
METALS & MINING -- 0.8%
  Commercial Metals                      4,600              75
  Shaw Group*                              800              13
  Silgan Holdings*                       1,700              42
                                                      --------
                                                           130
                                                      --------
--------------------------------------------------------------------------------
30              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT -- 2.8%
  IKON Office Solutions                  7,900         $    56
  ProQuest (B)*                          2,400              47
  Standard Register                      2,400              43
  Wallace Computer Services             13,700             295
                                                       -------
                                                           441
                                                       -------
PAPER & PAPER PRODUCTS -- 2.3%
  Rayonier                               5,415             245
  Rock-Tenn, Cl A                        3,500              47
  Schweitzer-Mauduit International       2,900              71
                                                       -------
                                                           363
                                                       -------
PETROLEUM & FUEL PRODUCTS -- 1.9%
  Forest Oil*                            3,675             102
  Giant Industries*                      1,200               3
  Patina Oil & Gas                       3,625             115
  World Fuel Services                    4,200              86
                                                       -------
                                                           306
                                                       -------
REAL ESTATE -- 0.7%
  Avatar Holdings*                       4,750             109
                                                       -------
REAL ESTATE INVESTMENT TRUSTS -- 2.2%
  Bedford Property Investors             2,700              69
  Boykin Lodging                         4,100              38
  Colonial Properties Trust              1,800              61
  HRPT Properties Trust                  5,900              48
  Koger Equity                           2,800              44
  Mission West Properties                3,600              36
  Novastar Financial (B)                 1,700              53
                                                       -------
                                                           349
                                                       -------
RETAIL -- 5.3%
  Bob Evans Farms                        1,900              44
  Brown Shoe                             4,100              98
  Cato, Cl A                             3,900              84
  Dillard's, Cl A                        4,100              65
  Dress Barn*                              607               8
  Footstar (B)*                         14,675             102
  Great Atlantic & Pacific Tea*          3,900              31
  Lone Star Steakhouse & Saloon          3,000              58
  Ryan's Family Steak Houses*            8,700              99
  Sonic Automotive*                      3,600              54
  United Auto Group*                     1,900              24
  Zale*                                  5,775             184
                                                       -------
                                                           851
                                                       -------

--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
RUBBER-TIRES -- 0.8%
  Bandag                                   800         $    31
  Cooper Tire & Rubber                   5,800              89
                                                       -------
                                                           120
                                                       -------
SOFTWARE -- 1.9%
  Concerto Software*                     7,250              49
  Dendrite International*               27,125             203
  Digi International*                    5,500              16
  Progress Software*                     3,200              41
                                                       -------
                                                           309
                                                       -------
STEEL & STEEL WORKS -- 0.7%
  AK Steel Holding*                      4,200              34
  Quanex                                 2,300              77
                                                       -------
                                                           111
                                                       -------
TRUCKING -- 0.9%
  Roadway                                2,200              81
  SCS Transportation*                      950               9
  Usfreightways                          1,800              52
                                                       -------
                                                           142
                                                       -------
WHOLESALE -- 0.3%
  Handleman*                             4,600              53
                                                       -------
Total Common Stock
  (Cost $15,146)                                        15,245
                                                       -------

Warrants -- 0.0%
  Dime Bancorp (A)*                      1,000              --
                                                       -------
Total Warrants
  (Cost $0)                                                 --
                                                       -------

RIGHTS -- 0.0%
  Bank United*                           1,700              --
                                                       -------
Total Rights
  (Cost $0)                                                 --
                                                       -------
--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              31

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


SEI VP Small Cap Value Fund (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                            Shares/Face Amount    Market Value
Description                      ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.6%
  Evergreen Select Money Market Fund    98,550         $    99
                                                       -------
Total Cash Equivalent
  (Cost $99)                                                99
                                                       -------

REPURCHASE AGREEMENT -- 3.4%
Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $540,169
  (collateralized by various U.S.
  Treasury Obligations, total market
  value $550,950)                         $540             540
                                                       -------
Total Repurchase Agreement
  (Cost $540)                                              540
                                                       -------
Total Investments -- 99.8%
  (Cost $15,785)                                       $15,884
                                                       =======

Percentages are based on Net Assets of $15,909,025.
* Non-Income Producing Security
(A) Represents a potential distribution settlement in a legal claim. Does not have a strike price or expiration date.
(B) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $772,128.
Cl -- Class
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
32              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


SEI VP Small Cap Growth Fund


--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
AEROSPACE & DEFENSE -- 1.5%
  Alliant Techsystems*                     700        $     44
  Armor Holdings*                        2,800              38
  Titan*                                 4,400              46
                                                      --------
                                                           128
                                                      --------
AGRICULTURE -- 0.5%
  Bunge                                  1,700              41
                                                      --------
APPAREL/TEXTILES -- 0.4%
  Timberland*                            1,000              36
                                                      --------
AUTOMOTIVE -- 3.0%
  Advance Auto Parts*                      800              39
  Aftermarket Technology*                5,400              78
  American Axle & Manufacturing
  Holdings*                              2,000              47
  Group 1 Automotive*                    1,800              43
  O'Reilly Automotive*                   1,700              43
                                                      --------
                                                           250
                                                      --------
BANKS -- 5.1%
  Bank of Bermuda*                       1,200              38
  Dime Community Bancshares                500              10
  East-West Bancorp                        900              32
  First Community Bancorp                1,100              36
  FirstFed Financial*                    1,100              32
  Netbank*                               5,600              54
  PFF Bancorp                            1,400              44
  Seacoast Financial Services            1,900              38
  TierOne*                               2,900              44
  UCBH Holdings                          2,300              98
                                                      --------
                                                           426
                                                      --------
BEAUTY PRODUCTS -- 0.6%
  Chattem*                               2,400              49
                                                      --------
BIOTECHNOLOGY -- 3.4%
  Bio-Rad Laboratories, Cl A*            1,500              58
  Charles River Laboratories
  International*                         2,200              85
  Genzyme*                               9,500              24
  Incyte Genomics*                      14,900              68
  Regeneron Pharmaceuticals*             2,500              46
                                                      --------
                                                           281
                                                      --------
BUILDING & CONSTRUCTION -- 1.9%
  Hovnanian Enterprises, Cl A*           1,100              35
  Standard-Pacific                       1,500              37
  Universal Forest Products              2,400              51
  WCI Communities*                       3,100              32
                                                      --------
                                                           155
                                                      --------

--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
COAL MINING -- 1.0%
  Arch Coal                              1,600        $     34
  Massey Energy                          5,100              50
                                                      --------
                                                            84
                                                      --------
COMMERCIAL SERVICES -- 7.5%
  Corinthian Colleges*                   1,600              61
  Digital River*                         4,500              54
  FTI Consulting*                        2,300              92
  Iron Mountain*                         2,000              66
  Kroll*                                 4,100              78
  Mobile Mini*                           4,700              74
  Ritchie Brothers Auctioneers*          1,500              48
  TeleTech Holdings*                     6,900              50
  Watson Wyatt*                          2,400              52
  Worthington Industries (A)             3,000              46
                                                      --------
                                                           621
                                                      --------
COMMUNICATIONS EQUIPMENT -- 1.9%
  Corvis*                               46,500              33
  Inter-Tel                              2,000              42
  Remec*                                11,700              45
  Seachange International*               5,600              35
                                                      --------
                                                           155
                                                      --------
COMPUTERS & SERVICES -- 8.4%
  Checkfree*                             5,800              93
  Cognizant Technology Solutions (A)*    1,100              79
  eSpeed, Cl A*                          5,300              90
  GTECH Holdings*                        3,000              84
  Maxtor*                                6,600              33
  Mercury Computer Systems*              1,800              55
  NetScreen Technologies (A)*            5,700              96
  Sandisk (A)*                           3,900              79
  Scansource*                            1,000              49
  WebEx Communications (A)*              2,600              39
                                                      --------
                                                           697
                                                      --------
CONSUMER PRODUCTS -- 1.0%
  Fossil*                                1,150              23
  K-Swiss, Cl A                          2,600              57
                                                      --------
                                                            80
                                                      --------
ELECTRICAL SERVICES -- 1.2%
  OGE Energy                             3,600              63
  PNM Resources                          1,600              38
                                                      --------
                                                           101
                                                      --------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              33

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS



SEI VP Small Cap Growth Fund (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
ELECTRONICS -- 1.9%
  Adaptec*                               7,100        $     40
  Engineered Support Systems             2,500              91
  Verisity*                              1,300              25
                                                      --------
                                                           156
                                                      --------
ENTERTAINMENT -- 0.8%
  Penn National Gaming*                  2,900              46
  Station Casinos*                       1,400              25
                                                      --------
                                                            71
                                                      --------
FINANCIAL SERVICES -- 1.1%
  American Home Mortgage Holdings        5,100              56
  Instinet Group*                        8,300              35
                                                      --------
                                                            91
                                                      --------
FOOD, BEVERAGE & TOBACCO -- 0.3%
  Pilgrims Pride, Cl B                   3,500              29
                                                      --------
GAS/NATURAL GAS -- 0.6%
  Peoples Energy                         1,300              50
                                                      --------
INSURANCE -- 3.3%
  Clark/Bardes*                          2,500              48
  HCC Insurance Holdings                 1,900              47
  Hilb Rogal & Hamilton                    600              24
  Kansas City Life Insurance             1,600              61
  Platinum Underwriters Holdings*        1,700              45
  PMA Capital, Cl A                      3,400              49
                                                      --------
                                                           274
                                                      --------
MACHINERY -- 2.8%
  AGCO*                                  2,800              62
  FEI*                                   2,800              43
  Surebeam, Cl A*                        8,300              34
  Terex*                                 4,700              52
  Tractor Supply*                        1,200              45
                                                      --------
                                                           236
                                                      --------
MEDICAL PRODUCTS & SERVICES -- 17.1%
  Abgenix*                               9,500              70
  Accredo Health*                        2,900             102
  Advanced Neuromodulation Systems*      1,200              42
  AMERIGROUP*                            1,700              51
  Amsurg*                                2,500              51
  Biosite (A)*                           4,400             150
  Centene*                               1,300              44
  Conmed*                                2,500              49
  Covance*                               3,500              86
  Coventry Health Care*                    600              17

--------------------------------------------------------------------------------
                                                  Market Value
Description                             Shares   ($ Thousands)
--------------------------------------------------------------------------------
  CV Therapeutics*                       2,300        $     42
  Edwards Lifesciences*                  1,400              36
  Exelixis*                              6,000              48
  Human Genome Sciences*                 5,700              50
  Idexx Laboratories*                    2,100              69
  Immucor*                               2,500              51
  Medcath*                               5,000              50
  Mentor                                   500              19
  NBTY*                                  4,700              83
  Odyssey HealthCare*                    1,300              45
  Pediatrix Medical Group*               1,600              64
  Pharmaceutical Product Development*    3,000              88
  PolyMedica*                            2,000              62
  Steris*                                2,400              58
                                                      --------
                                                         1,427
                                                      --------
PETROLEUM & FUEL PRODUCTS -- 4.9%
  Cimarex Energy*                        2,100              38
  Evergreen Resources*                   1,300              58
  Helmerich & Payne                      1,300              36
  Horizon Offshore*                      8,400              42
  Nuevo Energy*                          4,000              44
  Patina Oil & Gas                       3,000              95
  Penn Virginia                            900              33
  Superior Energy Services*              3,700              30
  Willbros Group*                        3,500              29
                                                      --------
                                                           405
                                                      --------
PHARMACEUTICALS -- 1.9%
  American Pharmaceutical Partners (A)*  4,600              82
  Cima Labs*                             1,400              34
  Eon Labs*                              2,200              41
                                                      --------
                                                           157
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 2.2%
  Arden Realty                           2,200              49
  Macerich                               1,400              43
  MFA Mortgage Investments               5,200              44
  Reckson Associates Realty              2,200              46
                                                      --------
                                                           182
                                                      --------
RETAIL -- 8.6%
  AFC Enterprises*                       2,300              48
  Charming Shoppes*                     10,700              45
  Chico's FAS*                           2,100              40
  Claire's Stores                        3,200              71
  Duane Reade*                           2,500              42
  Electronics Boutique Holdings*         3,000              47
  GameStop*                              3,700              36
  Genesco*                               2,200              41
  Great Atlantic & Pacific Tea*          8,700              70




--------------------------------------------------------------------------------
34              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Guitar Center*                         3,200        $     53
Gymboree*                              3,800              60
Hollywood Entertainment*               1,700              26
Lithia Motors, Cl A*                   3,300              52
Regis                                  3,300              86
                                                    --------
                                                         717
                                                    --------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.4%
Actel*                                 2,800              46
AstroPower*                            6,300              50
Asyst Technologies*                    5,900              43
JNI*                                   8,400              23
Omnivision Technologies*               1,800              25
Rofin-Sinar Technologies*              3,800              31
Rudolph Technologies*                  2,800              54
Silicon Laboratories (A)*                700              13
                                                    --------
                                                         285
                                                    --------
SOFTWARE -- 6.2%
Activision*                            3,500              51
Borland Software*                      3,000              37
Hyperion Solutions*                    2,700              69
Internet Security Systems*             2,300              42
Magma Design Automation*               5,100              49
MSC.Software*                          9,500              73
Pinnacle Systems*                      5,200              71
THQ*                                   3,000              40
United Online*                         5,300              85
                                                    --------
                                                         517
                                                    --------
STEEL & STEEL WORKS -- 0.7%
Steel Dynamics*                        4,800              58
                                                    --------
TRUCKING -- 1.7%
Arkansas Best*                           600              16
JB Hunt Transport Services*            1,100              32
Knight Transportation*                 2,400              50
USfreightways                          1,500              43
                                                    --------
                                                         141
                                                    --------
WHOLESALE -- 0.9%
Performance Food Group*                  900              30
SCP Pool*                              1,600              47
                                                    --------
                                                          77
                                                    --------
Total Common Stock
(Cost $8,210)                                          7,977
                                                    --------

--------------------------------------------------------------------------------
                          Shares/Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 2.0%
First Union Cash Management
Program                              165,794         $   166
                                                     -------
Total Cash Equivalent
(Cost $166)                                              166
                                                     -------

REPURCHASE AGREEMENT -- 5.1%
 Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $424,951
  (collateralized by various U.S. Treasury
  Obligations, total market value
  $433,432)                             $425             425
                                                     -------
Total Repurchase Agreement
(Cost $425)                                              425
                                                     -------
Total Investments -- 102.9%
(Cost $8,801)                                          8,568
                                                     -------

OTHER ASSETS AND LIABILITIES -- (2.9)%
Collateral Received on Securities Loaned                 339
Payable upon Return on Securities Loaned                (339)
Investment Advisory Fees Payable                          (4)
Management Fees Payable                                   (3)
Other Asset and Liabilities                             (236)
                                                     -------
Total Other Assets and Liabilities, Net                 (243)
                                                     -------

NET ASSETS:
Paid-in-Capital-Class A
(unlimited authorization -- no par value)
based on 1,536,688 outstanding shares
of beneficial interest                                13,362
Accumulated net realized loss on investments          (4,804)
Net unrealized depreciation on investments              (233)
                                                     -------
Total Net Assets -- 100.0%                           $ 8,325
                                                     =======
Net Asset Value, Offering and Redemption
Price Per Share                                        $5.42
                                                     =======
 *  Non-Income Producing Security
(A) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $324,036.
Cl -- Class


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              35

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS



SEI VP International Equity Fund
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 96.9%
AUSTRALIA -- 2.3%
Alumina                                3,900        $     11
Australia & New Zealand
Banking Group (A)                      3,800              37
BHP Billiton                          36,879             211
Foster's Group                        19,332              49
National Australia Bank (A)            1,429              25
News                                   3,707              24
QBE Insurance Group                    4,134              19
WMC Resources (A)*                     3,900               9
Woolworths                             7,321              47
                                                    --------
                                                         432
                                                    --------
BELGIUM -- 0.5%
Fortis                                 5,565              97
                                                    --------
BRAZIL -- 0.1%
Cia Vale do Rio Doce ADR*                687              20
                                                    --------
CANADA -- 1.5%
Abitibi-Consolidated                   4,400              34
Alcan                                    600              17
BCE (A)                                3,800              68
Suncor Energy                          1,500              23
TELUS                                  2,800              29
Thomson (A)                            2,700              72
Thomson (USD)                          1,000              27
                                                    --------
                                                         270
                                                    --------
FINLAND -- 1.0%
Nokia Oyj                              8,470             135
UPM-Kymmene Oyj                        1,400              45
                                                    --------
                                                         180
                                                    --------
FRANCE -- 12.6%
Accor                                  6,497             197
Air Liquide                              450              59
Aventis                                2,521             137
BNP Paribas                            2,400              98
Bouygues                               3,500              98
Carrefour                              4,613             205
Cie Generale D'Optique Essilor
International                            800              33
Groupe Danone                            400              54
L'Oreal                                2,082             158
LVMH Moet Hennessy Louis Vuitton (A)   3,598             148
Pechiney                                 300              10
Pernod-Ricard                          1,291             125
Renault                                1,600              75
Sanofi-Synthelabo                      7,583             464
Schneider Electric                     2,717             129
Societe Television Francaise 1           900              24
Total Fina Elf                         1,648             235

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Vivendi Universal (A)                  5,050        $     82
                                                    --------
                                                       2,331
                                                    --------
GERMANY -- 3.0%
Aixtron (A)                            1,000               5
Allianz                                  300              29
Bayerische Motoren Werke                 600              18
DaimlerChrysler                        1,100              34
Deutsche Telekom                       4,800              62
Epcos*                                   500               5
Infineon Technologies*                 1,400              10
Metro                                  1,000              24
Muenchener Rueckversicherungs            300              36
SAP                                      200              16
Schering                               1,028              45
Siemens (A)                            1,700              72
ThyssenKrupp                           1,600              18
TUI                                      900              15
Volkswagen                             4,752             173
                                                    --------
                                                         562
                                                    --------
GREECE -- 0.1%
Hellenic Telecommunications
Organization                           2,200              24
                                                    --------
HONG KONG -- 3.2%
Cheung Kong Holdings                   7,000              46
China Mobile*                         83,490             199
Hang Lung Properties (A)              22,000              21
Hang Seng Bank                         4,000              43
Hongkong Land Holdings                11,000              15
Hutchison Whampoa                      5,400              34
Johnson Electric Holdings             26,000              29
Li & Fung                             30,000              28
Shangri-La Asia                       38,000              25
Sun Hung Kai Properties               20,000             118
Swire Pacific                          8,500              32
                                                    --------
                                                         590
                                                    --------
INDIA -- 0.1%
Infosys Technologies ADR                 300              21
                                                    --------
IRELAND -- 0.4%
Allied Irish Banks                     1,400              19
CRH                                    3,700              46
Irish Life & Permanent                 1,400              15
                                                    --------
                                                          80
                                                    --------
ITALY -- 4.9%
Assicurazioni Generali                   900              18
Banca Intesa                          59,185             125
ENI-Ente Nazionale Idrocarburi        23,499             374

--------------------------------------------------------------------------------
36              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Mediaset                              27,161        $    207
TIM                                   40,862             186
                                                    --------
                                                         910
                                                    --------
JAPAN -- 16.4%
Acom                                   1,100              36
Advantest                              1,400              63
Aeon                                   3,000              71
Canon                                  7,000             264
Chubu Electric Power                   1,300              23
Chugai Pharmaceutical (A)              2,700              26
Dai Nippon Printing                    2,000              22
Daiwa Securities Group                 6,000              27
East Japan Railway                        25             124
Hirose Electric                        1,000              76
Hitachi                                5,000              19
Honda Motor                            4,700             174
Hoya                                     700              49
Ito-Yokado                             3,000              88
Japan Airlines System (A)*             6,000              13
Japan Telecom Holdings                     7              22
Kansai Electric Power                  1,500              23
Keyence                                  100              17
Matsushita Electric Industrial        12,000             118
Mitsubishi Estate                      4,000              30
Mitsubishi Heavy Industries           16,000              39
Mitsubishi Motors (A)*                14,000              30
Mitsui Fudosan (A)                     7,000              45
Mitsui Sumitomo Insurance              5,000              23
Murata Manufacturing                     600              24
NEC                                    7,000              26
Nikko Cordial                          9,000              30
Nikon (A)*                             3,000              23
Nintendo                                 200              19
Nissan Motor                          48,200             376
Nitto Denko                              700              20
Nomura Holdings                        4,000              45
NTT DoCoMo                                21              39
ORIX                                   2,500             161
Pioneer                                2,800              53
Rohm                                   1,620             206
Sankyo                                 1,000              13
Sekisui House                          5,000              35
Shimamura                                200              13
Shin-Etsu Chemical                     2,800              92
Shionogi                               5,000              71
Sony (A)                               1,800              75
Sumitomo Realty & Development (A)      3,000              12
Suzuki Motor (A)                       4,000              44
TDK                                      700              28
Tokyo Electron                         1,900              86
Tokyu (A)                             12,000              42
Toray Industries                      15,000              32

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Ushio                                  2,000        $     22
Yamato Transport                       1,000              13
                                                    --------
                                                       3,022
                                                    --------
LUXEMBOURG -- 0.1%
SES GLOBAL                             2,000              13
                                                    --------
MEXICO -- 0.8%
America Movil SA de CV ADR             2,900              42
Telefonos de Mexico SA de CV ADR       3,000              96
                                                    --------
                                                         138
                                                    --------
NETHERLANDS -- 9.2%
ABN Amro Holding                       6,114             100
Aegon                                 12,652             163
ASML Holding (A)*                      3,200              27
Hagemeyer                              2,300              17
Heineken                               5,038             197
Heineken Holding, Cl A                 1,450              42
ING Groep                              3,100              52
Koninklijke Philips Electronics        1,500              26
Koninklijke Philips Electronics
(NY Shares)                              400               7
Numico                                   800              10
Royal Dutch Petroleum                  4,900             216
Royal Dutch Petroleum (NY Shares)        500              22
Royal KPN*                            31,553             205
Unilever                               2,507             154
VNU                                   11,402             297
Wolters Kluwer                         9,303             162
                                                    --------
                                                       1,697
                                                    --------
NORWAY -- 0.4%
Norske Skogindustrier ASA                300               4
Statoil ASA                            7,900              67
                                                    --------
                                                          71
                                                    --------
SINGAPORE -- 2.1%
DBS Group Holdings                    11,000              70
Haw Par                                  271              --
Singapore Airlines                     2,000              12
Singapore Technologies Engineering    18,000              17
Singapore Telecommunications         144,728             103
United Overseas Bank                  27,000             184
                                                    --------
                                                         386
                                                    --------
SOUTH KOREA -- 2.7%
Kookmin Bank ADR*                      1,120              39
KT ADR                                 4,167              90
Samsung Electronics GDR (A)            2,821             376
                                                    --------
                                                         505
                                                    --------
--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              37

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



SEI VP INTERNATIONAL EQUITY FUND (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
SPAIN -- 2.0%
Acerinox                               1,029        $     38
Altadis                                  900              21
Banco Bilbao Vizcaya Argentaria        8,600              82
Inditex                                3,300              78
Telefonica*                           16,218             145
                                                    --------
                                                         364
                                                    --------
SWEDEN -- 2.5%
Assa Abloy                             4,200              48
ForeningsSparbanken                    4,800              57
Nordea                                20,276              89
Svenska Handelsbanken                  1,500              20
Telefonaktiebolaget LM Ericsson*     153,863             108
TeliaSonera                           35,618             134
                                                    --------
                                                         456
                                                    --------
SWITZERLAND -- 6.5%
Adecco                                 2,363              93
Compagnie Financiere Richemont         4,686              87
Credit Suisse Group*                   2,892              63
Holcim                                   367              66
Nestle                                   572             121
Novartis                               8,850             323
Roche Holding                            750              52
STMicroelectronics (A)                 3,200              63
STMicroelectronics (NY Shares)           400               8
Swiss Reinsurance                      2,366             155
Swisscom                                 379             110
Synthes-Stratec                           29              18
UBS*                                     761              37
                                                    --------
                                                       1,196
                                                    --------
TAIWAN -- 0.1%
Taiwan Semiconductor
Manufacturing ADR*                     3,250              23
                                                    --------
UNITED KINGDOM -- 24.4%
ARM Holdings*                          7,100               5
AstraZeneca                            6,563             234
AstraZeneca (SEK)                      8,100             284
BAA                                   18,350             149
BAE Systems                           63,930             128
Barclays                               6,100              38
BG Group                              13,000              56
BHP Billiton                          17,850              95

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
BOC Group                              2,500        $     36
Brambles Industries                    8,000              20
British Sky Broadcasting*             28,060             289
BT Group                              46,466             146
Cadbury Schweppes                     15,988             100
Centrica                               8,000              22
Compass Group                          3,900              21
Diageo                                12,295             134
GlaxoSmithKline                        9,682             186
HBOS                                   4,800              51
HSBC Holdings                         15,997             177
Imperial Tobacco Group                10,244             174
Kingfisher                            49,330             177
Marks & Spencer Group                 36,653             186
mmO2*                                 22,800              16
National Grid Transco                  7,800              57
Next                                   9,820             116
Pearson                                7,500              69
Prudential                             7,400              52
Reed Elsevier                         27,501             235
Reuters Group                         12,300              35
Royal Bank of Scotland Group          15,521             372
Smiths Group                           8,100              91
Standard Chartered                     5,300              60
Unilever                               8,500              81
Vodafone Group                       321,564             586
Vodafone Group ADR                       400               7
Xstrata*                               1,600              17
                                                    --------
                                                       4,502
                                                    --------
Total Foreign Common Stock
(Cost $21,918)                                        17,890
                                                    --------

FOREIGN PREFERRED STOCK -- 0.2%
BRAZIL -- 0.2%
Cia Vale do Rio Doce ADR (A)           1,300              36
                                                    --------
Total Foreign Preferred Stock
(Cost $31)                                                36
                                                    --------





--------------------------------------------------------------------------------
38              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.2%
 Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $274,702
  (collateralized by various U.S. Treasury
  Obligations, total market value
  $280,184)                             $275          $  275
 State Street Bank
  0.50%, dated 12/31/02,
  matures 01/02/03, repurchase price
  $138,004 (collateralized by
  U.S. Treasury Obligations,
  total market value $140,808)           138             138
                                                     -------
Total Repurchase Agreements
(Cost $413)                                              413
                                                     -------
Total Investments -- 99.3%
(Cost $22,362)                                       $18,339
                                                     =======
Percentages are based on Net Assets of $18,466,653.
* Non-Income Producing Security
(A) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $932,906.
ADR -- American Depositary Receipt
Cl -- Class
GDR -- Global Depositary Receipt
SEK -- Traded in Swedish Krona
USD -- Traded in U.S. Dollars
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              39

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


SEI VP EMERGING MARKETS EQUITY FUND
December 31, 2002
--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 88.7%
BRAZIL -- 1.1%
Cia Vale do Rio Doce ADR*              3,003         $    87
                                                     -------
CHILE -- 1.6%
Cia Cervecerias Unidas ADR             2,703              39
Cia de Telecomunicaciones
de Chile ADR                           2,069              20
Distribucion y Servicio D&S ADR        5,575              56
Empresa Nacional de
  Electricidad ADR                       500               4
Enersis ADR*                           2,773              11
                                                     -------
                                                         130
                                                     -------
CHINA -- 0.5%
Beijing Datang Power Generation       80,000              26
Hainan Meilan Airport*                28,000              13
                                                     -------
                                                          39
                                                     -------
CZECH REPUBLIC -- 1.3%
Komercni Banka                         1,536             106
                                                     -------
EGYPT -- 0.5%
Mobinil-Egyptian Mobile Network        6,396              43
                                                     -------
HONG KONG -- 4.3%
China Merchants Holdings
 International                        92,000              64
China Mobile*                         56,500             134
Citic Pacific                         15,000              28
CNOOC                                 68,000              89
Texwinca Holdings                     40,000              30
                                                     -------
                                                         345
                                                     -------
HUNGARY -- 1.4%
Matav                                  7,719              28
OTP Bank                               8,800              86
                                                     -------
                                                         114
                                                     -------
INDIA -- 3.6%
Bajaj Auto GDR                         5,736              61
Dr. Reddy's Laboratories ADR           3,673              71
HDFC Bank ADR*                         5,540              75
Tata Engineering & Locomotive GDR*    24,900              85
                                                     -------
                                                         292
                                                     -------
INDONESIA -- 1.2%
HM Sampoerna                         151,500              63
Ramayana Lestari Sentosa             124,000              35
                                                     -------
                                                          98
                                                     -------


--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
ISRAEL -- 2.5%
Bank Hapoalim*                        16,122         $    23
Check Point Software Technologies*     2,800              36
Koor Industries*                           1              --
Teva Pharmaceutical Industries ADR     3,582             139
                                                     -------
                                                         198
                                                     -------
LUXEMBOURG -- 0.9%
Tenaris ADR*                           3,658              70
                                                     -------
MALAYSIA -- 3.4%
AMMB Holdings                         25,200              25
British American Tobacco
Malaysia                               7,600              71
Maxis Communications*                 51,000              73
Public Bank                          110,000              75
Road Builder M Holdings               37,500              32
                                                     -------
                                                         276
                                                     -------
MEXICO -- 8.0%
America Movil SA de CV ADR             6,895              99
Fomento Economico Mexicano
SA de CV ADR                           1,563              57
Grupo Financiero Banorte SA de CV     16,663              41
Grupo Financiero BBVA
Bancomer, Ser B*                     115,331              87
Grupo Televisa SA ADR*                 1,539              43
Kimberly-Clark de Mexico SA de
CV, Ser A                             13,080              30
Telefonos de Mexico SA de CV ADR       6,079             194
Wal-Mart de Mexico SA de CV, Ser C     5,600              11
Wal-Mart de Mexico SA de CV, Ser V    37,668              86
                                                     -------
                                                         648
                                                     -------
PERU -- 0.2%
Cia de Minas Buenaventura ADR            700              18
                                                     -------
PHILIPPINES -- 0.4%
SM Prime Holdings                    326,000              29
                                                     -------
POLAND -- 0.9%
Bank Pekao*                            2,024              50
Polski Koncern Naftowy Orlen GDR       2,491              23
                                                     -------
                                                          73
                                                     -------
RUSSIA -- 5.6%
Lukoil ADR                             3,029             186
Mobile Telesystems*                    2,514              93
Yukos ADR                              1,246             176
                                                     -------
                                                         455
                                                     -------
SOUTH AFRICA -- 10.2%
ABSA Group                            29,318             108
--------------------------------------------------------------------------------
40              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
Anglo American Platinum                  642        $     24
Anglogold                                800              27
FirstRand                             77,100              66
Gold Fields                            4,928              69
Impala Platinum Holdings                 900              57
Iscor                                 39,100              97
Johnnic Holdings*                     12,736              67
Liberty Group                            900               6
MTN Group*                            21,737              31
Pick'n Pay Stores                     35,157              54
Remgro                                 6,654              48
Sasol                                  9,703             119
Standard Bank Group                   13,633              48
                                                     -------
                                                         821
                                                     -------
SOUTH KOREA -- 23.3%
CJ Home Shopping                         650              23
Hyundai Mobis                          5,310              98
Hyundai Motor                          2,330              55
Kia Motors*                            5,730              42
Kookmin Bank                           7,380             261
Kookmin Credit Card                    2,318              56
KT ADR                                 4,943             107
LG Engineering & Construction          6,610              64
LG Household & Health Care             1,320              42
POSCO                                    420              42
POSCO ADR                              3,867              96
Samsung Electronics                    2,600             688
Samsung Securities*                    1,690              41
Shinhan Financial Group                3,360              35
Shinsegae                                830             105
SK Telecom                               680             131
                                                     -------
                                                       1,886
                                                     -------
TAIWAN -- 11.6%
Asustek Computer                      15,000              26
Chinatrust Financial Holding*        102,000              83
Compal Electronics                    61,200              64
Fubon Financial Holding              115,023              91
HON HAI Precision Industry            35,450             122
MediaTek                               7,600              62
President Chain Store                 57,294              87
Quanta Storage*                        8,000              54
Taishin Financial Holdings*          182,000              93
Taiwan Semiconductor Manufacturing*  210,000             257
                                                     -------
                                                         939
                                                     -------
THAILAND -- 1.3%
Advanced Info Service PCL             78,114              65
BEC World                              7,600              36
Ratchaburi Electricity Generating
Holding PCL                           14,000               6
                                                     -------
                                                         107
                                                     -------

--------------------------------------------------------------------------------
                                                  Market Value
Description                            Shares    ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 1.3%
Akbank TAS*                       10,773,488         $    36
Hurriyet Gazeteci*                13,118,689              34
Turkcell Iletisim Hizmet AS*       1,404,512               8
Turkiye Garanti Bankasi AS*       21,168,949              27
                                                     -------
                                                         105
                                                     -------
UNITED KINGDOM -- 3.5%
Anglo American                        16,634             245
Old Mutual                            27,300              38
                                                     -------
                                                         283
                                                     -------
VENEZUELA -- 0.1%
Cia Anonima Nacional Telefonos
de Venezuela ADR                         853              11
                                                     -------
Total Foreign Common Stock
(Cost $7,562)                                          7,173
                                                     -------

FOREIGN PREFERRED STOCK -- 5.3%
BRAZIL -- 5.3%
Aracruz Celulose ADR                   1,393              26
Brasil Telecom Participacoes ADR         751              19
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR                3,411              52
Cia de Bebidas das Americas ADR        5,214              81
Cia Paranaense de Energia ADR            754               2
Cia Vale do Rio Doce ADR                 456              12
Empresa Brasileira de
Aeronautica ADR                        1,507              24
Gerdau ADR                             5,911              53
Investimentos Itau                    35,927              19
Petroleo Brasileiro -- Petrobras ADR   9,373             126
Votorantim Celulose e
Papel SA -- VCP ADR                      887              14
                                                     -------
Total Foreign Preferred Stock
(Cost $588)                                              428
                                                     -------

EQUITY LINKED WARRANTS (A)-- 4.0%
INDIA -- 4.0%
Bharti Televentures*                  68,650              33
Digital Globalsoft*                    8,849             117
Hinduja TMT*                           7,190              42
Hindustan Petroleum                   19,867             121
ITC                                      600               9
                                                     -------
Total Equity Linked Warrants
(Cost $356)                                              322
                                                     -------






--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              41

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS



SEI VP EMERGING MARKETS EQUITY FUND (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Morgan Stanley Dean Witter
 1.050%, dated 12/31/02,
 matures 01/02/03, repurchase
 price $54,247 (collateralized
 by various U.S. Treasury
 Obligations, total market
 value $55,330)                       $54            $    54
                                                     -------
Total Repurchase Agreement
(Cost $54)                                                54
                                                     -------
Total Investments -- 98.7%
(Cost $8,560)                                          7,977
                                                     -------

OTHER ASSETS AND LIABILITIES -- 1.3%
Receivable from Manager                                   16
Investment Advisory Fees Payable                          (4)
Other Asset and Liabilities                               95
                                                     -------
Total Other Assets and Liabilities, Net                  107
                                                     -------

NET ASSETS:
Paid-in-Capital-Class A
(unlimited authorization -- no par value)
based on 1,604,079 outstanding shares
of beneficial interest                               $13,532
Accumulated net investment loss                           (1)
Accumulated net realized loss on investments          (4,863)
Net unrealized depreciation on
 investments                                            (583)
Net unrealized depreciation on forward
 foreign currency
contracts, foreign currency and translation
 of other assets and liabilities in
 foreign currency                                         (1)
                                                     -------
Total Net Assets -- 100.0%                           $ 8,084
                                                     =======
Net Asset Value, Offering and Redemption
Price Per Share                                        $5.04
                                                     =======
* Non-Income Producing Security
(A) Securities are not readily marketable. See Note 2 in the Notes to Financial Statements.
ADR -- American Depositary Receipt
Cl -- Class
GDR -- Global Depositary Receipt
Ser -- Series
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
42              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


SEI VP CORE FIXED INCOME FUND


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.9% U.S. Treasury Bonds
        6.125%, 08/15/29 (C)         $1,535          $ 1,802
        5.375%, 02/15/31 (C)             50               54
        5.250%, 11/15/28                160              167
        3.875%, 04/15/29 (C) (H)      2,466            3,015
        3.625%, 04/15/28 (H)             67               79
U.S. TREASURY NOTES
        4.625%, 05/15/06                450              485
        4.000%, 11/15/12                140              142
U.S. Treasury STRIPS (G)
        5.790%, 01/15/22                330              116
        5.540%, 08/15/25                230               70
        5.320%, 11/15/27                630              171
                                                     -------
Total U.S. Treasury Obligations
(Cost $5,410)                                          6,101
                                                     -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.7%
FHLB Discount Note (G)
        1.230%, 01/02/03              2,000            2,000
FNMA
        1.525%, 02/12/03 (F)            850              849
TVA
        7.125%, 05/01/30                 30               37
                                                     -------
Total U.S. Government Agency Obligations
(Cost $2,877)                                          2,886
                                                     -------

U.S. Government Mortgage-Backed
Obligations -- 41.2%
FHLMC
        5.750%, 01/15/12 (C)          2,580            2,871
FHLMC TBA
        7.500%, 01/01/30                400              425
FNMA
        8.000%, 08/01/29 to 08/01/30     64               70
        7.000%, 02/01/16 to 08/01/30     89               95
        6.500%, 12/01/14                154              163
        6.000%, 10/01/29                129              134
        5.375%, 11/15/11                 60               65
FNMA TBA
        7.000%, 01/01/31              1,500            1,577
        6.500%, 01/01/32              1,450            1,509
        6.000%, 01/01/32                300              309
        5.500%, 01/01/29                250              255
GNMA
        7.500%, 08/15/28 to 07/20/30    745              796
        6.500%, 10/15/31              2,656            2,790
        6.000%, 04/15/29 to 11/15/32    473              492
GNMA TBA
        7.500%, 01/01/31              2,000            2,133
        7.000%, 01/01/31              1,200            1,271
        6.500%, 01/24/32              4,700            4,929
        6.000%, 01/24/32              4,830            5,023
        5.500%, 01/01/33                400              410
                                                     -------
Total U.S. Government Mortgage-Backed Obligations
(Cost $24,711)                                        25,317
                                                     -------
--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 26.4%
AEROSPACE & DEFENSE -- 1.8%
British Aerospace Financial (B)
        7.500%, 07/01/27             $  100          $   109
Lockheed Martin
        8.500%, 12/01/29                235              315
        6.750%, 03/15/03                100              101
Systems 2001 Asset Trust (B) (C)
        6.664%, 09/15/13                554              597
                                                     -------
                                                       1,122
                                                     -------
AIR TRANSPORTATION -- 0.3%
Delta Air Lines, Ser 02-1
        6.718%, 01/02/23                200              211
                                                     -------
AUTOMOTIVE -- 0.4%
DaimlerChrysler
        7.300%, 01/15/12                 40               45
Ford Motor
        8.900%, 01/15/32                 40               39
        7.450%, 07/16/31                200              174
                                                     -------
                                                         258
                                                     -------
BANKS -- 1.7%
Bank of America
        7.400%, 01/15/11                300              353
Bank One
        7.875%, 08/01/10                200              240
        4.125%, 09/01/07                 60               62
JP Morgan Chase (C)
        6.625%, 03/15/12                180              195
        5.750%, 01/02/13                 70               71
US Bancorp
        3.950%, 08/23/07                 90               92
                                                     -------
                                                       1,013
                                                     -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.0%
AOL Time Warner
        7.700%, 05/01/32                 70               73
        7.625%, 04/15/31 (C)            100              103
Comcast Cable Communications
        6.750%, 01/30/11                100              104
MeadWestavaco
        6.850%, 04/01/12                100              111
TCI Communications
        6.375%, 05/01/03                100              100
Viacom
        7.150%, 05/20/05                100              109
                                                     -------
                                                         600
                                                     -------





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              43

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS



SEI VP CORE FIXED INCOME FUND (Continued)
December 31, 2002
--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
CHEMICALS -- 0.4%
Dow Chemical
        7.375%, 11/01/29             $  235          $   254
                                                     -------
COMPUTERS & SERVICES -- 0.4%
Electronic Data Systems
        7.450%, 10/15/29                250              233
                                                     -------
DRUGS -- 0.5%
Bristol-Myers Squibb
        5.750%, 10/01/11                300              319
                                                     -------
ELECTRICAL SERVICES -- 1.0%
Dominion Resources
        5.125%, 12/15/09                 40               41
First Energy, Ser B
        6.450%, 11/15/11                 50               50
First Energy, Ser C
        7.375%, 11/15/31                150              145
Hydro-Quebec, Ser HQ
        9.500%, 11/15/30                 50               76
Hydro-Quebec, Ser HY
        8.400%, 01/15/22                 60               79
Hydro-Quebec, Ser JL
        6.300%, 05/11/11                100              114
Oncor Electric Delivery (B)
        6.375%, 01/15/15                 30               31
Progress Energy
        7.100%, 03/01/11                100              110
                                                     -------
                                                         646
                                                     -------
FINANCIAL SERVICES -- 5.6%
Associates
        5.500%, 02/15/04                100              104
Citigroup
        6.000%, 02/21/12                260              285
        5.625%, 08/27/12                 40               42
Credit Suisse
        5.750%, 04/15/07                 70               75
        4.625%, 01/15/08                 60               61
Diageo Capital
        3.500%, 11/19/07                140              141
Dryden Investor Trust (A) (B)
        7.157%, 07/23/08                315              338
Ford Motor Credit
        7.875%, 06/15/10                100              101
        7.375%, 10/28/09-02/01/11       290              285
General Electric Capital MTN, Ser A
        6.750%, 03/15/32                160              177
        6.000%, 06/15/12                110              119
General Motors Acceptance
        7.250%, 03/02/11                 50               51
General Motors Acceptance MTN
        6.380%, 01/30/04                700              718

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Goldman Sachs Group
        6.875%, 01/15/11             $  250         $    279
Household Finance
        8.000%, 07/15/10                120              135
        7.000%, 05/15/12                180              197
        6.375%, 11/27/12 (C)             30               31
Secured Finance
        9.050%, 12/15/04                300              336
                                                     -------
                                                       3,475
                                                     -------
FOOD, BEVERAGE & TOBACCO -- 2.5%
Anheuser Busch
        6.500%, 05/01/42                170              192
Kellogg, Ser B
        6.600%, 04/01/11                200              225
Nabisco
        7.550%, 06/15/15                100              124
Pepsi Bottling Group, Ser B
        7.000%, 03/01/29                150              174
Philip Morris (C)
        7.750%, 01/15/27                225              247
Philip Morris Capital
        7.500%, 07/16/09                 50               56
RJ Reynolds Tobacco
        7.250%, 06/01/12                250              262
Sara Lee (C)
        6.250%, 09/15/11                220              247
                                                     -------
                                                       1,527
                                                     -------
FORESTRY -- 0.7%
Weyerhaeuser
        7.375%, 03/15/32                200              217
        6.750%, 03/15/12                205              223
                                                     -------
                                                         440
                                                     -------
GAS/NATURAL GAS -- 0.4%
El Paso Energy
        7.625%, 07/15/11                130               87
El Paso MTN
        7.800%, 08/01/31                 25               16
        7.750%, 01/15/32                220              136
El Paso Natural Gas (B)
        8.375%, 06/15/32                 20               15
Southern Natural Gas
        8.000%, 03/01/32                 10                9
                                                     -------
                                                         263
                                                     -------
INSURANCE -- 0.7%
Loews (C)
        7.625%, 06/01/23                350              355
        7.000%, 10/15/23                 50               50
                                                     -------
                                                         405
                                                    --------




--------------------------------------------------------------------------------
44              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------

MANUFACTURING -- 0.8%
Tyco International
        7.000%, 06/15/28             $  100          $    88
        6.875%, 01/15/29                310              273
        6.375%, 10/15/11                160              150
        6.125%, 01/15/09                 10                9
                                                     -------
                                                         520
                                                     -------
MULTIMEDIA -- 0.2%
News America Holdings
        7.750%, 12/01/45                150              147
                                                     -------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
Waste Management
        7.100%, 08/01/26                100              101
        7.000%, 07/15/28                100               99
        6.375%, 11/15/12 (B)            130              134
                                                     -------
                                                         334
                                                     -------
OFFICE/BUSINESS EQUIPMENT -- 0.4%
Pitney Bowes Credit
        5.750%, 08/15/08                200              221
                                                     -------
PETROLEUM & FUEL PRODUCTS -- 2.3%
Anadarko Finance, Ser B
        7.500%, 05/01/31                240              285
BP Capital Markets
        4.625%, 05/27/05                160              170
ChevronTexaco
        8.000%, 08/01/32                150              199
Coastal
        6.950%, 06/01/28                150               96
Conoco Funding
        7.250%, 10/15/31                140              164
        6.350%, 10/15/11                 30               34
ConocoPhillips (B)
        5.900%, 10/15/32                 90               89
        4.750%, 10/15/12                 20               20
Devon Financing
        6.875%, 09/30/11                 80               89
Vastar Resources
        6.500%, 04/01/09                 80               91
Williams (B)
        8.750%, 03/15/32                100               66
        6.250%, 02/01/06                100               70
Williams, Ser A
        7.500%, 01/15/31                 50               31
                                                     -------
                                                       1,404
                                                     -------
--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
RAILROAD TRANSPORTATION -- 0.6%
CSX
        7.950%, 05/01/27             $  200          $   246
Union Pacific
        7.125%, 02/01/28                100              116
                                                     -------
                                                         362
                                                     -------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
GE Capital Franchise Finance MTN
        8.680%, 01/14/04                150              161
        6.860%, 06/15/07                 50               57
                                                     -------
                                                         218
                                                     -------
REGIONAL AGENCIES -- 1.1%
Quebec Province
        7.500%, 09/15/29                 20               25
Quebec Province, Ser NN (C)
        7.125%, 02/09/24                 30               35
United Mexican States (C)
       11.500%, 05/15/26                430              587
                                                     -------
                                                         647
                                                     -------
RETAIL -- 0.3%
Target
        5.875%, 03/01/12                200              217
                                                     -------
TELEPHONES & TELECOMMUNICATIONS -- 2.3%
AT&T
        6.500%, 03/15/13                100              100
BellSouth (C)
        6.000%, 10/15/11                330              362
British Telecommunications
        8.875%, 12/15/30                 30               38
Dominion Resources
        5.700%, 09/17/12                 60               62
Sprint Capital
        8.375%, 03/15/12                220              219
        7.625%, 01/30/11                 10               10
Verizon Communications
        6.840%, 04/15/18                100              104
Verizon Global Funding
        7.750%, 12/01/30                200              233
        6.875%, 06/15/12                190              212
WorldCom (E)
        8.250%, 05/15/31                210               49
                                                     -------
                                                       1,389
                                                     -------
Total Corporate Obligations
(Cost $15,478)                                        16,225
                                                     -------




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              45

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



SEI VP CORE FIXED INCOME FUND (Concluded)
December 31, 2002


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
YANKEE BONDS -- 2.6%
AUTOMOTIVE PARTS & EQUIPMENT -- 0.2%
Daimler Chrysler Holdings
        7.400%, 01/20/05             $  100          $   108
                                                     -------
ELECTRICAL SERVICES -- 0.6%
Hydro-Quebec, Ser IU
        7.500%, 04/01/16                320              399
                                                     -------
FINANCIAL SERVICES -- 0.5%
CIT Group
        7.125%, 10/15/04                100              105
Goldman Sachs Group
        7.350%, 10/01/09                100              115
Household Finance
        6.000%, 05/01/04                100              103
                                                     -------
                                                         323
                                                     -------
PETROLEUM & FUEL PRODUCTS -- 0.5%
Phillips Petroleum (C)
        8.750%, 05/25/10                250              313
                                                     -------
TELEPHONES & TELECOMMUNICATIONS -- 0.4%
British Telecom PLC
        8.875%, 12/15/10                200              240
                                                     -------
TRANSPORTATION SERVICES -- 0.4%
Canadian National Railways
        7.375%, 10/15/31                200              242
                                                     -------
Total Yankee Bonds
(Cost $1,465)                                          1,625
                                                     -------

ASSET-BACKED SECURITIES -- 19.6%
AUTOMOTIVE -- 5.1%
Americredit Automobile Receivables
 Trust, Ser 2000-B, Cl A4 (D)
        1.640%, 04/05/07                600              600
Americredit Automobile Receivables
 Trust, Ser 2002-A, Cl  A3 (D)
        1.640%, 10/12/06                450              450
DaimlerChrysler Auto Trust,
Ser 2000-B, Cl A3
        7.530%, 05/08/04                 39               39
DaimlerChrysler Master Owner
 Trust, Ser 2002-A, Cl A (D)
        1.480%, 05/15/07                150              150
Drivetime Auto Owner Trust,
Ser 2002-C, Cl A2  (D)
        2.200%, 12/17/07                500              500
Onyx Acceptance Auto Trust,
Ser 2001-B, Cl A3
        4.970%, 09/15/05                145              147

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
Ser 2002-1, Cl A1
        1.950%, 03/15/05             $  440         $    441
Whole Auto Loan Trust,
Ser 2002-1, Cl A2 (D)
        1.880%, 06/15/05                600              601
World Omni Auto Receivables Trust,
Ser 2000-A, Cl A3
        7.130%, 02/16/04                 67               67
World Omni Auto Receivables Trust,
Ser 2001-A, Cl A3
        5.300%, 02/20/05                129              131
                                                     -------
                                                       3,126
                                                     -------
CREDIT CARDS -- 1.1%
Chevy Chase Master Credit Card
Trust, Ser 1998-A, Cl A (D)
        1.570%, 10/16/06                330              330
Citibank Credit Card Issuance Trust,
Ser 2001-A5, Cl A5 (D)
        1.470%, 06/10/06                350              350
                                                     -------
                                                         680
                                                     -------
MORTGAGE RELATED SECURITIES -- 13.4%
ABSC, Ser 2000-LB1, Cl AV (D)
        1.647%, 08/21/30                163              162
Amortizing Residential Collateral
Trust CMO, Ser 2002-BC1, Cl A (D)
        1.760%, 01/01/32                449              448
Asset Backed Securities,
Ser 2001-HE3, Cl A1 (D)
        1.690%, 11/15/31                374              373
Asset Securitization,
Ser 1996-D2, Cl A1
        6.920%, 02/14/29                236              253
Associates Manufactures Housing,
Ser 1999-1, Cl A (D)
        1.650%, 07/15/30                261              258
Chase Commercial Mortgage
Security, Ser 2000-FL1A, Cl A (D)
        1.659%, 12/12/13                386              386
Countrywide, Ser 2002-S1, Cl A1 (D)
        1.570%, 11/25/16                219              219
Criimi Mae Commercial Mortgage
Trust, Ser 1998-C1, Cl A2
        7.000%, 06/02/33                400              437
CS First Boston Mortgage Securities,
Ser 2001-FL2A, Cl A (D)
        1.670%, 09/15/13                403              402
EMC Mortgage Loan Trust,
Ser 2002-AA, Cl A1 (D)
        1.890%, 05/25/39                333              334
EQCC Trust, Ser 2002-1, Cl 2A (C) (D)
        1.720%, 11/25/31                208              208




--------------------------------------------------------------------------------
46              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
General Motors Acceptance,
Ser 1998-c1, Cl A2
        6.700%, 05/15/30             $  400         $    438
IMPAC CMB Trust, CMO,
Ser 2002-1, Cl A1 (D)
        1.740%, 03/25/32                584              583
IMPAC CMB Trust, CMO,
Ser 2002-2, Cl A1 (D)
        1.660%, 08/25/32                430              429
Istarwood Asset Receivables Trust,
Ser 2002-1A,  Cl A1 (D)
        1.680%, 05/28/17                473              473
Lehman Manufactured Housing
Contract, Ser 2001-B, Cl A3
        4.350%, 05/15/14                400              403
Lehman Manufactured Housing
Contract, Ser 2001-B, Cl A6
        6.467%, 08/15/28                400              392
Merrill Lynch Mortgage Investors,
Ser 1996-C2, Cl A3
        6.960%, 11/21/28                423              466
Merrill Lynch Mortgage, CMO,
Ser 2002-NC1, Cl A1 (D)
        1.700%, 05/25/33                 90               90
Mesa Trust Asset Backed
Certificates, Ser 2002-3, Cl A IO
       12.000%, 04/18/05                400               43
Morgan Stanley Dean Witter,
Ser 2000-XLF, Cl A (D)
        1.690%, 07/05/13                203              203
Oakwood Mortgage Investors,
Ser 2002-C,  Cl A IO
        6.000%, 08/15/10                588              130
Residential Funding Mortgage,
Ser 2000-HI1, Cl AI5
        7.960%, 12/25/14                175              177
Structured Asset Securities,
Ser 2002-BC1, Cl A1 (D)
        1.888%, 08/25/32                492              494
UCFC Home Equity Loan,
Ser 1997-D, Cl A8 (D)
        1.640%, 12/15/27                 23               23
Wachovia Bank Commercial
Mortgage Trust, Ser 2002-WHL,
Cl A1 (D)
        1.720%, 03/15/15                400              400
                                                     -------
                                                       8,224
                                                     -------
Total Asset-Backed Securities
(Cost $12,016)                                        12,030
                                                     -------

--------------------------------------------------------------------------------
                               Face Amount      Market Value
Description        ($ Thousands)/Contracts     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.7%
 Morgan Stanley Dean Witter
  1.240%, dated 12/31/02, matures
  01/02/03, repurchase price
  $14,534,656 (collateralized
  by FNMA, total market
  value $14,925,002)                 $14,534         $14,534
                                                     -------
Total Repurchase Agreement
(Cost $14,534)                                        14,534
                                                     -------
Total Investments -- 128.1%
(Cost $76,491)                                       $78,718
                                                     =======

OPTIONS -- (0.1)%
December 2003 Euro Future Put,
Expires 12/15/03, Strike Price $97.50    (17)        $    (9)
March 2003 Ten Year
Treasury Note Call, Expires 02/22/03,
Strike Price $115                        (17)            (24)
March 2003 Ten Year
Treasury Note Put, Expires 02/22/03,
Strike Price $109                         (5)             (1)
March 2003 Ten Year
Treasury Note Put, Expires 02/22/03,
Strike Price $112                         (6)             (2)
March 2003 Treasury Bond Call,
Expires 02/22/03, Strike Price $112       (8)            (20)
March 2003 Treasury Bond Call,
Expires 02/22/03, Strike Price $116       (8)             (7)
March 2003 Treasury Bond Put,
Expires 02/22/03, Strike Price $106      (25)             (9)
                                                     -------
Total Options
(Premium $(118))                                         (72)
                                                     -------
Percentages are based on Net Assets of $61,434,717.
(A) Securities considered illiquid. The total value of such securities as of December 31, 2002 was $337,899.
(B) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutions.
(C) This security or a partial position of this security is on loan at December 31, 2002 (see Note 10). The total value of securities on loan at December 31, 2002 was $9,005,099.
(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2002.
(E) Security in default of interest payments.
(F) Security, or portion thereof, is pledged as collateral on open futures contracts.
(G) -- Rate reported is the effective yield at time of purchase.
(H) -- Treasury Inflation Index Notes
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
MTN -- Medium Term Note
PLC -- Public Limited Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Security
TBA -- To Be Announced
TVA -- Tennessee Valley Authority


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              47

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS



SEI VP HIGH YIELD BOND FUND
December 31, 2002


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 85.9%
AGRICULTURE -- 1.4%
Scotts
        8.625%, 01/15/09             $  200         $    211
                                                    --------
APPAREL/TEXTILES -- 1.8%
Tommy Hilfiger
        6.500%, 06/01/03                150              151
William Carter, Cl B
       10.875%, 08/15/11                100              109
                                                    --------
                                                         260
                                                    --------
AUTOMOTIVE -- 2.1%
CSK Auto
       12.000%, 06/15/06                100              107
Dura Operating, Ser B
        8.625%, 04/15/12                100              101
United Auto (A)
        9.625%, 03/15/12                100               97
                                                    --------
                                                         305
                                                    --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 11.7%
Allbritton Communications (A)
        7.750%, 12/15/12                100              100
Allbritton Communications, Ser B
        9.750%, 11/30/07                150              155
Echostar DBS
        9.375%, 02/01/09                250              264
Emmis Communications, Ser B
        8.125%, 03/15/09                150              155
Entravision Communications Group
        8.125%, 03/15/09                100              104
Gray Television
        9.250%, 12/15/11                150              162
Lamar Media
        8.625%, 09/15/07                150              157
LBI Media (A)
       10.125%, 07/15/12                150              157
Paxson Communications
       10.750%, 07/15/08                100               99
RH Donnelley (A)
        8.875%, 12/15/10                100              107
Salem Communications, Ser B
        9.500%, 10/01/07                150              157
Susquehanna Media
        8.500%, 05/15/09                100              103
                                                    --------
                                                       1,720
                                                    --------

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 5.1%
DR Horton
        8.500%, 04/15/12             $  150         $    151
K. Hovnanian Enterprises
        9.125%, 05/01/09                150              153
KB Home
        9.500%, 02/15/11                100              106
NVR
        8.000%, 06/01/05                150              156
Toll
        8.125%, 02/01/09                100              100
URS, Ser B
       12.250%, 05/01/09                100               80
                                                    --------
                                                         746
                                                    --------
COMMERCIAL SERVICES -- 4.1%
Coinmach
        9.000%, 02/01/10                100              105
General Binding (B)
        9.375%, 06/01/08                100               79
Iron Mountain
        8.250%, 07/01/11                150              154
MDP Acquisitions PLC (A)
        9.625%, 10/01/12                100              104
Brickman Group (A)
       11.750%, 12/15/09                150              157
                                                    --------
                                                         599
                                                    --------
CONTAINERS & PACKAGING -- 4.6%
Berry Plastics
       10.750%, 07/15/12                100              106
Bway (A)
       10.000%, 10/15/10                100              104
Owens-Brockway Glass
        8.875%, 02/15/09                100              103
Plastipak Holdings
       10.750%, 09/01/11                150              158
Riverwood International
       10.875%, 04/01/08                100              100
Stone Container
        8.375%, 07/01/12                100              103
                                                    --------
                                                         674
                                                    --------
COSMETICS & TOILETRIES -- 2.2%
Armkel
        9.500%, 08/15/09                150              163
Chattem, Ser B
        8.875%, 04/01/08                150              154
                                                    --------
                                                         317
                                                    --------





--------------------------------------------------------------------------------
48              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
DRUGS -- 0.7%
NBTY, Ser B
        8.625%, 09/15/07             $  100         $    102
                                                    --------
ELECTRICAL SERVICES -- 1.1%
BRL Universal Equipment
        8.875%, 02/15/08                150              156
                                                    --------
ENTERTAINMENT -- 5.0%
Argosy Gaming
       10.750%, 06/01/09                100              110
Corus Entertainment
        8.750%, 03/01/12                100              106
Horseshoe Gaming Holdings, Ser B
        8.625%, 05/15/09                200              213
Kerzner International
        8.875%, 08/15/11                150              153
Mohegan Tribal Gaming
        8.000%, 04/01/12                150              156
                                                    --------
                                                         738
                                                    --------
ENVIRONMENTAL SERVICES -- 1.7%
Allied Waste North America, Ser B
        7.875%, 01/01/09                150              148
IESI (A)
       10.250%, 06/15/12                100               96
                                                    --------
                                                         244
                                                    --------
FINANCIAL SERVICES -- 2.2%
American Achievement , Ser B
       11.625%, 01/01/07                100              106
Labrache
       12.000%, 03/02/07                100              111
PCA Finance (A)
       11.875%, 08/01/09                100              102
                                                    --------
                                                         319
                                                    --------
FOOD, BEVERAGE & TOBACCO -- 6.3%
B&G Foods, Ser D
        9.625%, 08/01/07                150              154
Constellation Brands, Ser B
        8.125%, 01/15/12                150              155
Cott Beverages
        8.000%, 12/15/11                150              159
Del Monte (A)
        8.625%, 12/15/12                100              102
Nash Finch, Cl B (B)
        8.500%, 05/01/08                150              102
National Wine & Spirits
       10.125%, 01/15/09                100              101
Winn-Dixie Stores
        8.875%, 04/01/08                150              153
                                                    --------
                                                         926
                                                    --------

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
GAS/NATURAL GAS -- 1.4%
Western Gas Resources
       10.000%, 06/15/09             $  200         $    214
                                                    --------
HOTELS & LODGING -- 7.4%
Aztar
        8.875%, 05/15/07                100              102
Boyd Gaming (A)
        7.750%, 12/15/12                100               98
Chumash Casino & Resort (A)
        9.000%, 07/15/10                150              159
Extended Stay America
        9.875%, 06/15/11                150              152
Harrahs Operating
        7.875%, 12/15/05                100              106
Mandalay Resort Group
        9.250%, 12/01/05                150              157
MGM MIRAGE
        8.375%, 02/01/11                100              108
Park Place Entertainment
        9.375%, 02/15/07                100              107
Venetian Casino (A)
       11.000%, 06/15/10                100              104
                                                    --------
                                                       1,093
                                                    --------
MACHINERY -- 0.7%
Nmgh Holding
       10.000%, 05/15/09                100              100
                                                    --------
MARINE TRANSPORTATION -- 0.7%
Gulfmark Offshore
        8.750%, 06/01/08                100              101
                                                    --------
MEDICAL PRODUCTS & SERVICES -- 4.5%
Amerisource Bergen
        8.125%, 09/01/08                100              106
Insight Health Services, Ser B
        9.875%, 11/01/11                 50               48
Kinectic Concepts, Ser B
        9.625%, 11/01/07                150              155
Medquest (A)
       11.875%, 08/15/12                100               98
Sybron Dental
        8.125%, 06/15/12                100              101
Vicar Operating
        9.875%, 12/01/09                150              162
                                                    --------
                                                         670
                                                    --------
METALS -- 3.1%
AK Steel
        7.875%, 02/15/09                150              152
Jarden
        9.750%, 05/01/12                100              102


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              49

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

SEI VP High Yield Bond Fund (Concluded)
December 31, 2002
--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Trimas (A)
        9.875%, 06/15/12             $  200         $    198
                                                    --------
                                                         452
                                                    --------
MISCELLANEOUS MANUFACTURING -- 0.7%
SPX
        7.500%, 01/01/13                100              102
                                                    --------
PETROLEUM & FUEL PRODUCTS -- 5.4%
Encore Acquisition (A)
        8.375%, 06/15/12                100              104
Key Energy , Ser C
        8.375%, 03/01/08                100              104
Peabody Energy, Ser B
        9.625%, 05/15/08                 81               86
Pennzoil-Quaker State
       10.000%, 11/01/08                 65               80
Pride International
        9.375%, 05/01/07                200              209
Stone Energy
        8.250%, 12/15/11                100              104
Westport Resources
        8.250%, 11/01/11                100              105
                                                    --------
                                                         792
                                                    --------
PRINTING & PUBLISHING -- 2.5%
American Media Operation, Ser B
       10.250%, 05/01/09                100              103
Dex Media East (A)
       12.125%, 11/15/12                150              166
Transwesterns Ser F
        9.625%, 11/15/07                100              105
                                                    --------
                                                         374
                                                    --------
RETAIL -- 5.5%
Buffets (A)
       11.250%, 07/15/10                100               95
Cole National Group
        8.875%, 05/15/12                100               94
Fleming
        9.875%, 05/01/12                100               58
Hollywood Entertainment
        9.625%, 03/15/11                100              102
Nebraska Book
        8.750%, 02/15/08                150              147
Petco
       10.750%, 11/01/11                150              165
Stater Brother
       10.750%, 08/15/06                150              152
                                                    --------
                                                         813
                                                    --------

--------------------------------------------------------------------------------
                         Shares/Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.9%
Fisher Scientific International
        9.000%, 02/01/08             $  150         $    156
Wesco, Ser B
        9.125%, 06/01/08                150              120
                                                    --------
                                                         276
                                                    --------
TECHNOLOGY, GENERAL -- 0.7%
Synargo Technology
        9.500%, 04/01/09                100              104
                                                    --------
TELEPHONES & TELECOMMUNICATIONS -- 0.7%
Block Communications
        9.250%, 04/15/09                100              103
                                                    --------
TRUCKING -- 0.7%
Oshkosh Truck
        8.750%, 03/01/08                100              103
                                                    --------
Total Corporate Obligations
(Cost $12,347)                                        12,614
                                                    --------

YANKEE BONDS -- 6.3%
AEROSPACE & DEFENSE -- 0.7%
Alliant Techsystems
        8.500%, 05/15/11                100              108
                                                    --------
CHEMICALS -- 0.7%
Airgas
        9.125%, 10/01/11                100              108
                                                    --------
CONTAINERS & PACKAGING -- 0.7%
Stone Container
        9.750%, 02/01/11                100              107
                                                    --------
ENTERTAINMENT -- 2.4%
Intrawest
       10.500%, 02/01/10                200              210
Six Flags
        9.500%, 02/01/09                150              145
                                                    --------
                                                         355
                                                    --------
HOTELS & LODGING -- 1.1%
Ameristar Casinos
       10.750%, 02/15/09                150              164
                                                    --------
PETROLEUM EXPLORATION -- 0.7%
Chesapeake Energy
        8.125%, 04/01/11                100              103
                                                    --------
Total Yankee Bonds
(Cost $909)                                              945
                                                    --------


--------------------------------------------------------------------------------
50              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         Shares/Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
FOOD, BEVERAGE & TOBACCO -- 0.0%
Aurora Foods (B)*                     2,000         $      1
                                                    --------
Total Common Stock
(Cost $4)                                                  1
                                                    --------

REPURCHASE AGREEMENT -- 5.8%
 Morgan Stanley Dean Witter
  1.050%, dated 12/31/02, matures
  01/02/03, repurchase price $845,651
  (collateralized by various U.S.
  Treasury Obligations, total market
  value $862,528)                    $ 846              846
                                                    --------
Total Repurchase Agreement
(Cost $846)                                              846
                                                    --------
Total Investments -- 98.0%
(Cost $14,106)                                        14,406
                                                    --------

OTHER ASSETS AND LIABILITIES -- 2.0%
Investment Advisory Fees Payable                          (5)
Management Fees Payable                                   (2)
Other Asset and Liabilities                              306
                                                    --------
Total Other Assets and Liabilities, Net                  299
                                                    --------

NET ASSETS:
Paid-in-Capital-Class A
 (unlimited authorization -- no par value)
 based on 1,737,273 outstanding shares
 of beneficial interest                               16,620
Distributions in excess of net investment income          (1)
Accumulated net realized loss on investments          (2,214)
Net unrealized appreciation on investments               300
                                                    --------
Total Net Assets -- 100.0%                          $ 14,705
                                                    ========
Net Asset Value, Offering and Redemption
 Price Per Share                                       $8.46
                                                    ========
* Non-Income Producing Security
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutions.
(B) Securities considered illiquid. The total value of such securities as of December 31, 2002 was $182,381.
Cl -- Class
PLC -- Public Limited Company.
Ser -- Series


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              51

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS



SEI VP International Fixed Income Fund
December 31, 2002
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                      (Thousands)(1)($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 72.4%
AUSTRIA -- 5.3%
Austria Government Bond
        5.500%, 10/20/07                500         $    570
                                                    --------
CANADA -- 3.0%
Government of Canada
        9.000%, 06/01/25                 50               46
        6.000%, 09/01/05                 90               61
        5.500%, 06/01/09                290              195
Government of Canada, Ser A-76
        9.000%, 06/01/25                 25               23
                                                    --------
                                                         325
                                                    --------
DENMARK -- 1.5%
Kingdom of Denmark
        8.000%, 03/15/06              1,014              163
                                                    --------
FINLAND -- 0.5%
Upm-Kymmene MTN, Ser E
        6.125%, 01/23/12                 50               56
                                                    --------
FRANCE -- 2.5%
Government of France
        5.750%, 10/25/32                230              274
                                                    --------
GREECE -- 2.2%
Hellenic Republic
        5.900%, 10/22/22                200              234
                                                    --------
HUNGARY -- 1.8%
Government of Hungary
        9.250%, 05/12/05             41,710              193
                                                    --------
ITALY -- 7.0%
Buoni Poliennali Del Tesoro
        5.000%, 10/15/07                500              559
IniCredito Italiano MTN
        6.000%, 03/16/11                100              114
Sanpaolo MTN, Ser E
        6.375%, 04/06/10                 70               81
                                                    --------
                                                         754
                                                    --------
JAPAN -- 9.4%
Development Bank of Japan
        1.750%, 06/21/10             60,000              545
Japan Finance
        1.550%, 02/21/12             52,000              466
                                                    --------
                                                       1,011
                                                    --------

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                      (Thousands)(1)($ Thousands)
--------------------------------------------------------------------------------
LUXEMBOURG -- 0.9%
Sogerim
        6.125%, 04/20/06                 50         $     56
Syngenta
        5.500%, 07/10/06                 40               44
                                                    --------
                                                         100
                                                    --------
NETHERLANDS -- 2.4%
Akzo Nobel
        5.625%, 05/07/09                 30               33
E.ON International Finance
        5.750%, 05/29/09                100              113
Suedzucker International Finance
        5.750%, 02/27/12                 50               56
Vodafone Finance
        4.750%, 05/27/09                 50               53
                                                    --------
                                                         255
                                                    --------
NEW ZEALAND -- 0.9%
Fonterra MTN, Ser E
        5.250%, 05/21/07       EUR       40               45
Government of New Zealand,
Ser 1106
        8.000%, 11/15/06                100               56
                                                    --------
                                                         101
                                                    --------
POLAND -- 2.8%
Government of Poland, Ser 0205
        8.500%, 02/12/05              1,110              305
                                                    --------
PORTUGAL -- 2.1%
Portugal Obrigacoes do Tesouro
        4.875%, 08/17/07                200              222
                                                    --------
SPAIN -- 1.7%
Government of Spain
        5.000%, 07/30/12                170              188
                                                    --------
SUPRANATIONAL -- 4.5%
European Investment Bank
        5.375%, 10/15/12        EUR     425              483
                                                    --------
SWEDEN -- 4.1%
Assa Abloy MTN, Ser E
        5.125%, 12/04/06       EUR      100              109
Government of Sweden, Ser 1035
        6.000%, 02/09/05                640               77
Government of Sweden, Ser 1040
        6.500%, 05/05/08                305               39
Nordea Bank
        6.000%, 12/13/10       EUR      100              112





--------------------------------------------------------------------------------
52              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                      (Thousands)(1)($ Thousands)
--------------------------------------------------------------------------------
Svenska Handelsbanken MTN, Ser E
        5.500%, 03/07/11        EUR     100         $    110
                                                    --------
                                                         447
                                                    --------
UNITED KINGDOM -- 15.0%
Bank of Scotland
        6.125%, 02/05/13       EUR       30               34
        5.500%, 07/27/09       EUR       50               55
British Telecommunications
        6.875%, 02/15/11       EUR       50               59
Chester Asset, Ser A
        6.125%, 10/15/10       EUR      230              268
Coca-Cola
        5.250%, 06/27/06       EUR       50               55
Compass Group
        6.000%, 05/29/09       EUR       50               56
Hilton Group Finance
        6.500%, 07/17/09       EUR       50               55
Imperial Tobacco Finance
        6.250%, 06/06/07       EUR       50               56
NGG Finance
        6.125%, 08/23/11       EUR       50               56
Permanent Financing, Ser 4A1
        5.100%, 06/11/07       EUR       75               83
United Kingdom Treasury Notes
        8.000%, 12/07/15                 60              130
        7.500%, 12/07/06                175              316
        6.250%, 11/25/10                 40               73
        4.250%, 06/07/32                134              209
United Utilities Water MTN,
Ser E
        6.625%, 11/08/07       EUR      100              116
                                                    --------
                                                       1,621
                                                    --------
UNITED STATES -- 4.8%
FHLMC
        4.750%, 01/15/13       EUR      300              320
Ford Motor Credit
6.700%, 07/16/04                         50               51
General Motors Acceptance,
Ser 1999-1
        5.000%, 01/18/05       EUR      140              152
                                                    --------
                                                         523
                                                    --------
Total Foreign Bonds
(Cost $7,166)                                          7,825
                                                    --------



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 24.1%
U.S. Treasury Bills (A)
        1.890%, 02/13/03             $1,700         $  1,697
        1.180%, 01/16/03-01/30/03       900              900
                                                    --------
Total U.S. Treasury Obligations
(Cost $2,597)                                          2,597
                                                    --------

REPURCHASE AGREEMENT -- 1.0%
 State Street Bank 0.500%,
 dates 12/31/02, matures
 01/02/03, repurchase price
 $106,003 (collateralized by U.S.
 Treasury Obligations, total
 market value $112,988)                  106             106
                                                    --------
Total Repurchase Agreement
(Cost $106)                                              106
                                                    --------
Total Investments -- 97.5%
(Cost $9,869)                                         10,528
                                                    --------

OTHER ASSETS AND LIABILITIES -- 2.5%
Investment Advisory Fees Payable                          (2)
Management Fees Payable                                   (4)
Other Asset and Liabilities                              272
                                                    --------
Total Other Assets and Liabilities, Net                  266
                                                    --------

NET ASSETS:
Paid-in-Capital-Class A
 (unlimited authorization -- no par value)
 based on 1,044,074 outstanding shares
 of beneficial interest                               10,013
Net investment income                                     34
Accumulated net realized gain on investments              22
Net unrealized appreciation on investments               659
Net unrealized appreciation on futures contracts          32
Net unrealized appreciation on forward foreign
 currency contracts, foreign currency and
 translation of other assets and liabilities in
 foreign currency                                         34
                                                    --------
Total Net Assets -- 100.0%                          $ 10,794
                                                    ========
Net Asset Value, Offering and Redemption
Price Per Share -- Class A                            $10.34
                                                    ========
(A) The rate reported on the Schedule of Investments is the effective yield at time of purchase.
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
MTN -- Medium Term Note
Ser -- Series
(1) In local currency unless otherwise indicated.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              53

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



SEI VP EMERGING MARKETS DEBT FUND
December 31, 2002
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 89.9%
ARGENTINA -- 1.9%
Republic of Argentina (A) (E)
       14.250%, 11/30/02               $100           $   22
       13.969%, 04/10/05                123               31
Republic of Argentina, Ser E (C)
        0.000%, 10/15/03                175               35
Republic of Argentina, Ser L-GP (E)
        6.000%, 03/31/23                200               92
                                                      ------
                                                         180
                                                      ------
BRAZIL -- 22.5%
Republic of Brazil
       14.500%, 10/15/09                400              332
       12.250%, 03/06/30                532              370
       12.000%, 04/15/10                390              283
       11.500%, 03/12/08                755              574
       11.250%, 07/26/07                120               92
        9.375%, 04/07/08                185              129
        8.000%, 04/15/14                462              303
                                                      ------
                                                       2,083
                                                      ------
BULGARIA -- 3.9%
Republic of Bulgaria , Ser A (A)
        2.688%, 07/28/24                 75               71
Republic of Bulgaria , Ser IAB (A)
        2.688%, 07/28/11                315              292
                                                      ------
                                                         363
                                                      ------
COLOMBIA -- 4.8%
Republic of Colombia
       11.750%, 02/25/20                 50               53
       10.750%, 01/15/13                 75               78
       10.000%, 01/23/12                225              225
        9.750%, 04/23/09                 25               26
        8.700%, 02/15/16                 18               13
        7.625%, 02/15/07                 50               48
                                                      ------
                                                         443
                                                      ------
COSTA RICA -- 0.7%
Republic of Costa Rica (D)
        9.995%, 08/01/20                 40               44
        8.110%, 02/01/12                 20               20
                                                      ------
                                                          64
                                                      ------
ECUADOR -- 4.6%
Republic of Ecuador (D)
       12.000%, 11/15/12                185              103
        6.000%, 08/15/30                775              322
                                                      ------
                                                         425
                                                      ------

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MEXICO -- 21.8%
Pemex Project
        8.500%, 02/15/08               $ 75           $   84
Petroleos Mexicanos
        9.500%, 09/15/27                265              297
United Mexican States
       11.500%, 05/15/26                 40               55
       11.375%, 09/15/16                 80              107
        9.875%, 02/01/10                695              853
        8.375%, 01/14/11                 50               56
        8.300%, 08/15/31                150              158
        8.125%, 12/30/19                175              185
        7.500%, 01/14/12                215              231
                                                      ------
                                                       2,026
                                                      ------
MOROCCO -- 3.6%
Kingdom of Morocco, Ser A (A)
        2.563%, 01/02/09                365              333
                                                      ------
PANAMA -- 3.4%
Republic of Panama
        9.375%, 07/23/12-01/16/23       300              312
                                                      ------
PERU -- 0.8%
Republic of Peru PDI
        4.500%, 03/07/17                 98               77
                                                      ------
PHILIPPINES -- 4.4%
Republic of Philippines
       10.625%, 03/16/25                 25               26
        9.875%, 01/15/19                150              149
        9.375%, 01/18/17                200              206
        8.375%, 03/12/09                 25               25
                                                      ------
                                                         406
                                                      ------
POLAND -- 1.5%
Republic of Poland (B)
        7.000%, 10/27/14                134              137
                                                      ------
RUSSIA -- 8.7%
Russian Federation
       12.750%, 06/24/28                175              232
       11.000%, 07/24/18                135              161
        5.000%, 03/31/30                517              411
                                                      ------
                                                         804
                                                      ------




--------------------------------------------------------------------------------
54              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 4.3%
Republic of Turkey
       12.375%, 06/15/09               $320           $  349
       11.500%, 01/23/12                 50               51
                                                      ------
                                                         400
                                                      ------
URUGUAY -- 2.6%
Republic of Uruguay
        8.750%, 06/22/10                100               52
        7.875%, 03/25/09-07/15/27       400              185
                                                      ------
                                                         237
                                                      ------
VENEZUELA -- 0.4%
Republic of Venezuela - Rights
       04/15/20                           3               --
Republic of Venezuela, Ser W-A
        6.750%, 03/31/20                 50               40
                                                      ------
                                                          40
                                                      ------
Total Foreign Bonds
(Cost $8,457)                                          8,330
                                                      ------

U.S. TREASURY OBLIGATIONS -- 8.7%
U.S. Treasury Notes
        3.000%, 11/15/07                800              810
                                                      ------
Total U.S. Treasury Obligations
(Cost $811)                                              810
                                                      ------
Total Investments -- 98.6%
(Cost $9,268)                                         $9,140
                                                      ======
Percentages are based on Net Assets of $9,274,131.
(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of December 31, 2002.
(B) Step Bond -- The rate reported on the Statement of Net Assets is the effective yield as of December 31, 2002. The coupon on a bond changes on a specific date.
(C) Zero Coupon Bond -- The rate reported on the Statement of Net Assets is the effective yield at time of purchase. (D) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutions.
(E) Security in default of interest payments.
PDI -- Past Due Interest
Ser -- Series
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              55

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------

SEI VP PRIME OBLIGATION FUND
December 31, 2002
--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS+ -- 10.7% FFCB
        1.567%, 06/12/03             $  250         $    248
FHLB
        1.274%, 02/26/03                412              411
FHLMC
        2.200%, 02/27/03                300              299
FNMA
        1.289%, 03/12/03                250              250
                                                    --------
Total U.S. Government Agency Obligations
(Cost $1,208)                                          1,208
                                                    --------

COMMERCIAL PAPER -- 45.4%
ASSET-BACKED SECURITIES -- 4.4%
Dakota Certificate
        1.350%, 03/17/03                250              249
Emerald
        1.350%, 03/12/03                250              249
                                                    --------
                                                         498
                                                    --------
BANKS -- 4.4%
Compass Bank
        1.350%, 03/17/03                250              249
Salomon Smith Barney
        1.310%, 02/07/03                250              250
                                                    --------
                                                         499
                                                    --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.2%
Charta
        1.340%, 03/17/03                250              249
                                                    --------
CONSUMER PRODUCTS -- 3.7%
Gillette
        1.708%, 02/07/03                425              424
                                                    --------
FINANCIAL SERVICES -- 30.7%
Aspen Funding
        1.340%, 03/27/03                250              249
Corporate Asset  Funding
        1.340%, 03/07/03                340              339
Fairway Finance
        1.340%, 03/17/03                250              249
Fcar Owner Trust I
        1.60%, 03/17/03                 250              249
Galaxy Funding
        1.350%, 02/25/03                250              250
General Electric Capital
        1.750%, 01/29/03                500              499
        1.620%, 03/05/03                250              249
Giro Funding
        1.670%, 01/28/03                250              250

--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Goldman Sachs Group
        2.915%, 04/01/03             $  400         $    397
Mane Funding
        1.360%, 03/13/03                250              249
Mont Blanc Capital
        1.350%, 03/12/03                250              250
Paradigm Funding
        1.350%, 03/13/03                250              250
                                                    --------
                                                       3,480
                                                    --------
Total Commercial Paper
(Cost $5,150)                                          5,150
                                                    --------

CERTIFICATES OF DEPOSIT -- 4.4%
Chase Manhattan
        1.340%, 03/17/03                250              250
Wachovia Bank
        1.610%, 01/31/03                250              250
                                                    --------
Total Certificates Of Deposit
(Cost $500)                                              500
                                                    --------

CORPORATE OBLIGATIONS -- 17.1%
Brahms Funding
        1.45%, 02/18/03                 250              250
CC USA MTN (A)
        1.330%, 01/28/03                250              250
G-Star, Ser 2002-2A, Cl A1MA (A)
        1.470%, 01/25/03                250              250
Merrill Lynch MTN (A)
        1.644%, 01/08/03                300              301
Salomon Smith Barney
        6.250%, 05/15/03                250              254
Sigma Finance (A)
        1.320%, 02/03/03                100              100
        1.410%, 01/06/03                100              100
        1.404%, 01/07/03                100              100
White Pine Finance MTN (A)
        1.401%, 01/07/03                250              250
World Omni Auto, Ser 2002-A, Cl A1
        1.870%, 07/15/03                 78               78
                                                    --------
Total Corporate Obligations
(Cost $1,933)                                          1,933
                                                    --------





--------------------------------------------------------------------------------
56              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Face Amount     Market Value
Description                   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.5%
 Lehman Brothers 1.230%, dated
  12/31/02, matures 01/02/03,
  repurchase price $2,543,174
  (collateralized by FNMA, total
  market value $2,596,742)          $2,543          $  2,543
                                                    --------
Total Repurchase Agreement
(Cost $2,543)                                          2,543
                                                    --------
Total Investments -- 100.1%
(Cost $11,334)                                        11,334
                                                    --------

OTHER ASSETS AND LIABILITIES -- (0.1)%
Receivable from Investment Advisor                         3
Management Fees Payable                                   (4)
Other Asset and Liabilities                               (9)
                                                    --------
Total Other Assets and Liabilities, Net                  (10)
                                                    --------

Net Assets:
Paid-in-Capital-Class A
 (unlimited authorization -- no par value)
 based on 11,323,575 outstanding shares
 of beneficial interest                             $ 11,324
                                                    --------
Total Net Assets -- 100.0%                          $ 11,324
                                                    ========
Net Asset Value, Offering and Redemption
Price Per Share -- Class A                             $1.00
                                                    ========
+ Discount Notes -- Yield is effective yield at time of purchase.
(A) Variable rate security -- the rate reported on the Statement of Net Assets is the rate in effect as of December 31, 2002.
Cl -- Class
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              57

--------------------------------------------------------------------------------

Statements of Assets and Liabilities ($ Thousands)


December 31, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                 SEI VP                          SEI VP
                                                              LARGE CAP                      SMALL CAP
                                                                 GROWTH                          VALUE
                                                                   FUND                           FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value (Cost $40,564, $15,245, $21,949,
$61,957 and $9,268, respectively)                              $ 33,078                        $15,344
Repurchase agreements (Cost $512, $540, $413, $14,534, and $0)      512                            540
Cash                                                                 --                             --
Foreign currency (Cost $0, $0, $23, $0, and $0, respectively)        --                             --
Income receivable                                                    15                             20
Foreign tax reclaim receivable                                       --                             --
Investment securities sold                                           --                             30
Capital shares sold receivable                                       50                             24
Collateral received on securities loaned(1)                       2,041                            813
Variation margin                                                     --                             --
Receivable from manager                                              --                             --
Other assets                                                          2                              1
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                                     35,698                         16,772
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable upon return on securities loaned(1)                       2,041                            813
Call options written, at value (premiums received $118)              --                             --
Payable for investment securities purchased                           1                             21
Payable for portfolio shares redeemed                                 5                              1
Payable for investment advisory fees                                 10                              6
Payable for management fees                                          10                              7
Accrued expense payable                                              31                             15
Payable to custodian                                                 --                             --
Other payables                                                       --                             --
-------------------------------------------------------------------------------------------------------------------------
Total Liabilites                                                  2,098                            863
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $ 33,600                        $15,909
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital-Class A (unlimited authorization -- no par
value) based on 9,035,565, 1,448,722, 3,761,911, 5,693,400
and 922,530 outstanding shares of beneficial interest          $ 56,279                        $15,756
Undistributed net investment income/
Distributions in excess of net investment income                     --                              1
Accumulated net realized gain (loss) on investments
  and options                                                   (15,193)                            53
Net unrealized appreciation (depreciation) on investments
 and options                                                     (7,486)                            99
Net unrealized depreciation on futures contracts                     --                             --
Net unrealized appreciation on forward foreign currency
contracts, foreign currency and translation of other assets
and liabilities in foreign currency                                  --                             --
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                     $ 33,600                        $15,909
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share          $3.72                         $10.98
-------------------------------------------------------------------------------------------------------------------------
(1) See note 10 in Notes to Financial Statements.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
58              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

December 31, 2002
------------------------------------------------------------------------------------------------------
                                                       SEI VP               SEI VP             SEI VP
                                                   INTERNATIONAL          CORE FIXED          EMERGING
                                                        EQUITY               INCOME            MARKETS
                                                         FUND
------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value (Cost $40,564,
$15,245, $21,949, $61,957 and $9,268,
 respectively)                                          $17,926            $64,184           $  9,140
Repurchase agreements (Cost $512,
 $540, $413, $14,534, and $0)                               413             14,534                 --
Cash                                                         64                 30                 --
Foreign currency (Cost $0, $0, $23,
 $0, and $0, respectively)                                   23                 --                 --
Income receivable                                            24                484                253
Foreign tax reclaim receivable                               10                 --                 --
Investment securities sold                                    6              4,193                699
Capital shares sold receivable                               39                 86                 13
Collateral received on securities loaned(1)               1,000              9,465                 --
Variation margin                                             --                  2                 --
Receivable from manager                                      13                 --                 --
Other assets                                                 --                  8                 --
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                             19,518             92,986             10,105
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable upon return on securities loaned(1)               1,000              9,465                 --
Call options written, at value (premiums
 received $118)                                              --                 72                 --
Payable for investment securities purchased                  12             21,923                811
Payable for portfolio shares redeemed                         3                  5                  1
Payable for investment advisory fees                            7               12                  4
Payable for management fees                                    --               11                  4
Accrued expense payable                                        29               54                  9
Payable to custodian                                           --               --                  2
Other payables                                                 --                9                 --
-------------------------------------------------------------------------------------------------------------------------
Total Liabilites                                            1,051           31,551                831
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $18,467          $61,435            $ 9,274
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital-Class A (unlimited authorization
 -- no par value) based on 9,035,565, 1,448,722,
 3,761,911, 5,693,400 and 922,530 outstanding
 shares of beneficial interest                             28,785          $58,951              9,237
Undistributed net investment income/
Distributions in excess of net investment income               (5)              (5)               (37)
Accumulated net realized gain (loss) on investments
  and options                                              (6,291)             288                202
Net unrealized appreciation (depreciation) on investments
 and options                                               (4,023)           2,273               (128)
Net unrealized depreciation on futures contracts               --              (72)                --
Net unrealized appreciation on forward
 foreign currency contracts, foreign currency and
 translation of other assets and liabilities in
 foreign currency                                               1               --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                $18,467          $61,435            $ 9,274
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share    $4.91           $10.79             $10.05
-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              59

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS ($Thousands) For the year ended December 31, 2002


------------------------------------------------------------------------------------------------------------------------------------

                                                    SEI VP                SEI VP            SEI VP              SEI VP
                                                 LARGE CAP             LARGE CAP         SMALL CAP           SMALL CAP
                                                VALUE FUND           GROWTH FUND        VALUE FUND         GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                           $  979                $  188             $ 218               $  16
Interest Income                                         14                    18                 9                   7
Income from Securities Lending                           4                     2                 2                   7
Less: Foreign Taxes Withheld                            --                    (2)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                997                   206               229                  30
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management Fees                                        147                   110                56                  30
Investment Advisory Fees                               147                   125               105                  57
Custodian/Wire Agent Fees                               31                    20                12                   7
Professional Fees                                       58                    42                22                  13
Printing Fees                                           16                    12                 7                   4
Trustee Fees                                            16                    11                 6                   3
Other Expenses                                           8                     2                 2                   2
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                         423                   322               210                 116
------------------------------------------------------------------------------------------------------------------------------------
Less, Waiver of:
Management Fees                                        (24)                  (44)              (32)                (20)
Investment Advisory Fees                               (43)                  (12)               --                  --
Reimbursement from Manager                              --                    --                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                           356                   266               178                  96
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           641                   (60)               51                 (66)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS: Net Realized
 Gain (Loss) from:
Securities Transactions                               (498)               (5,409)              715              (1,985)
Future Contracts                                        (5)                   --                --                  --
Written Options Contracts                               --                    --                --                  --
Forward Foreign Currency
Contracts and Foreign Currency Transactions             --                    --                --                  --
Net Change in Unrealized Appreciation
 (Depreciation) on:
Investments                                         (6,531)               (6,394)           (2,223)               (760)
Future Contracts                                        (2)                   --                --                  --
Written Options Contracts                               --                    --                --                  --
Forward Foreign Currency Contracts,
 Foreign Currencies, and Translation of Other
  Assets and Liabilities
Denominated in Foreign Currencies                       --                    --                --                  --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS   (7,036)              (11,803)           (1,508)             (2,745)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                   $(6,395)             $(11,863)          $(1,457)            $(2,811)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
60              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                          SEI VP
                                                         SEI VP         EMERGING             SEI VP             SEI VP
                                                  INTERNATIONAL          MARKETS         CORE FIXED         HIGH YIELD
                                                    EQUITY FUND      EQUITY FUND        INCOME FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                 $ 347            $ 146             $   --             $   --
Interest Income                                               8                5              2,469              1,162
Income from Securities Lending                                4               --                  2                 --
Less: Foreign Taxes Withheld                                (34)             (17)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                     325              134              2,471              1,162
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management Fees                                              80               58                153                 48
Investment Advisory Fees                                     91               93                150                 66
Custodian/Wire Agent Fees                                   148              135                 34                 10
Professional Fees                                            26               12                 69                 18
Printing Fees                                                 8                4                 22                  5
Trustee Fees                                                  6                2                 17                  5
Other Expenses                                               12                7                  7                 14
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                              371              311                452                166
------------------------------------------------------------------------------------------------------------------------------------
Less, Waiver of:
Management Fees                                             (80)             (58)              (116)               (48)
Investment Advisory Fees                                     (7)             (37)                (8)                (2)
Reimbursement from Manager                                  (55)             (42)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                229              174                328                116
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 96              (40)             2,143              1,046
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS: Net Realized Gain (Loss) from:
Securities Transactions                                  (2,272)             216              1,687               (514)
Future Contracts                                             --               --               (439)                --
Written Options Contracts                                    --               --                272                 --
Forward Foreign Currency
Contracts and Foreign Currency Transactions                  (1)             (16)                --                 --
Net Change in Unrealized Appreciation (Depreciation) on:
Investments                                              (1,286)            (972)             1,724                193
Future Contracts                                             --               --                 50                 --
Written Options Contracts                                    --               --                 45                 --
Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities
Denominated in Foreign Currencies                             1               (1)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS                        (3,558)            (773)             3,339               (321)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $(3,462)           $(813)            $5,482             $  725
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   SEI VP             SEI VP             SEI VP
                                             INTERNATIONAL            SEI VP              PRIME
                                             FIXED INCOME         CORE FIXED         OBLIGATION
                                                     FUND          DEBT FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                          $ --                 $ --               $ --
Interest Income                                     374                  865                269
Income from Securities Lending                       --                   --                 --
Less: Foreign Taxes Withheld                         (1)                  (3)                --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                             373                  862                269
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management Fees                                      62                   72                 63
Investment Advisory Fees                             31                   55                 11
Custodian/Wire Agent Fees                            25                   16                  9
Professional Fees                                    13                   12                 25
Printing Fees                                         4                    3                  7
Trustee Fees                                          4                    3                  6
Other Expenses                                       --                    2                  2
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                      139                  163                123
------------------------------------------------------------------------------------------------------------------------------------
Less, Waiver of:
Management Fees                                     (33)                 (21)               (57)
Investment Advisory Fees                             (2)                 (27)                --
Reimbursement from Manager                           --                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                        104                  115                 66
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        269                  747                203
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS: Net Realized Gain
 (Loss) from:
Securities Transactions                             163                  552                 --
Future Contracts                                     20                   --                 --
Written Options Contracts                            --                   --                 --
Forward Foreign Currency
Contracts and Foreign Currency Transactions         465                  (20)                --
Net Change in Unrealized Appreciation
 (Depreciation) on:
Investments                                         925                 (412)                --
Future Contracts                                     32                   --                 --
Written Options Contracts                            --                   --                 --
Forward Foreign Currency Contracts,
 Foreign Currencies, and Translation of
 Other Assets and Liabilities
Denominated in Foreign Currencies                    53                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS                 1,658                  120                 --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                $1,927                $ 867               $203
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              61

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)


For the years ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SEI VP                              SEI VP
                                                                LARGE CAP VALUE FUND               LARGE CAP GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                              2002               2001              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income (Loss)                               $   641            $   386           $   (60)          $   (55)
Net Realized Gain (Loss) from Security Transactions
and Futures Contracts                                         (503)               753            (5,409)           (7,668)
Net Realized Loss on Forward Foreign Currency
Contracts and Foreign Currency Transactions                     --                 --                --                --
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Futures Contracts                        (6,533)            (1,820)           (6,394)            1,748
Net Change in Unrealized Appreciation (Depreciation)
on Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities
Denominated in Foreign Currencies                               --                 --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets from Operations                                  (6,395)              (681)          (11,863)           (5,975)
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                         (639)              (386)               --                --
Net Realized Gains                                              --               (635)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (639)            (1,021)               --                --
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                 15,992             20,438            18,959            19,372
Reinvestment of Distributions                                  639              1,021                --                --
Cost of Shares Redeemed                                     (5,096)            (3,039)           (2,364)           (1,765)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Derived
from Class A Transactions                                   11,535             18,420            16,595            17,607
Increase in Net Assets Derived
from Capital Share Transactions                             11,535             18,420            16,595            17,607
Net Increase (Decrease) in Net Assets                        4,501             16,718             4,732            11,632
NET ASSETS:
BEGINNING OF PERIOD                                         38,888             22,170            28,868            17,236
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                              $43,389            $38,888          $ 33,600           $28,868
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                1,685              1,949             4,333             3,309
Reinvestment of Distributions                                   70                100                --                --
Shares Redeemed                                               (533)              (289)             (597)             (313)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                   1,222              1,760             3,736             2,996
Net Increase in Capital Shares                               1,222              1,760             3,736             2,996
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
62              SEI Insurance Products Trust / Annual Report / December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                       SEI VP                           SEI VP
                                                                 SMALL CAP VALUE FUND            SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002               2001              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income (Loss)                                  $  51             $ 63            $   (66)        $    (73)
Net Realized Gain (Loss) from Security Transactions
and Futures Contracts                                           715              799             (1,985)          (2,029)
Net Realized Loss on Forward Foreign Currency
Contracts and Foreign Currency Transactions                      --               --                 --               --
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Futures Contracts                         (2,223)           1,033               (760)              53
Net Change in Unrealized Appreciation (Depreciation)
on Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities
Denominated in Foreign Currencies                                --               --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets from Operations                                   (1,457)           1,895             (2,811)          (2,049)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                           (52)             (61)                --               --
Net Realized Gains                                             (654)          (1,048)                --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (706)          (1,109)                --               --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                   3,478            3,934              2,576            3,571
Reinvestment of Distributions                                   707            1,109                 --               --
Cost of Shares Redeemed                                      (1,832)            (608)            (1,065)            (596)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Derived
from Class A Transactions                                     2,353            4,435              1,511            2,975
Increase in Net Assets Derived
from Capital Share Transactions                               2,353            4,435              1,511            2,975
Net Increase (Decrease) in Net Assets                           190            5,221             (1,300)             926
NET ASSETS:
BEGINNING OF PERIOD                                          15,719           10,498              9,625            8,699
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $15,909          $15,719             $8,325          $ 9,625
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                   280              320                411              452
Reinvestment of Distributions                                    64               92                 --               --
Shares Redeemed                                                (145)             (49)              (155)             (75)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                      199              363                256              377
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                  199              363                256              377
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                      SEI VP                         SEI VP EMERGING
                                                                INTERNATIONAL EQUITY FUND         MARKETS EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                              2002               2001              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income (Loss)                                $    96          $    28             $ (40)          $     5
Net Realized Gain (Loss) from Security Transactions
and Futures Contracts                                        (2,272)          (3,353)              216            (2,671)
Net Realized Loss on Forward Foreign Currency
Contracts and Foreign Currency Transactions                      (1)              (8)              (16)              (37)
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Futures Contracts                         (1,286)            (592)             (972)            1,916
Net Change in Unrealized Appreciation (Depreciation)
on Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities
Denominated in Foreign Currencies                                 1               (1)               (1)                (1)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets from Operations                                   (3,462)          (3,926)             (813)              (788)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                           (95)             (22)               --                 --
Net Realized Gains                                               --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (95)             (22)               --                 --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                   7,113            8,987             1,407              2,976
Reinvestment of Distributions                                    95               22                --                 --
Cost of Shares Redeemed                                      (2,231)            (963)           (1,334)              (649)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Derived
from Class A Transactions                                     4,977            8,046                73              2,327
Increase in Net Assets Derived
from Capital Share Transactions                               4,977            8,046                73              2,327
Net Increase (Decrease) in Net Assets                         1,420            4,098              (740)             1,539
NET ASSETS:
BEGINNING OF PERIOD                                          17,047           12,949             8,824              7,285
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $18,467          $17,047           $ 8,084            $ 8,824
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                 1,325            1,347               256                539
Reinvestment of Distributions                                    20                4                --                 --
Shares Redeemed                                                (409)            (153)             (244)              (117)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                      936            1,198                12                422
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                  936            1,198                12                422
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              63

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)


For the years ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                         SEI VP                             SEIVP
                                                                CORE FIXED INCOME FUND             HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                               2002             2001               2002              2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income                                      $  2,143         $  1,665         $    1,046          $  1,118
Net Realized Gain (Loss) from Security Transactions,
Futures and Options Contracts                                 1,520              719               (514)           (1,676)
Net Realized Gain (Loss) on Forward Foreign Currency
Contracts and Foreign Currency Transactions                      --               --                 --                --
Net Change in Unrealized Appreciation (Depreciation)
on Investments, Futures and Options Contracts                 1,819             (180)               193               976
Net Change in Unrealized Appreciation (Depreciation) on
Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities Denominated
in Foreign Currencies                                            --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations         5,482            2,204                725               418
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                        (2,176)          (1,670)            (1,046)           (1,118)
Net Realized Gains                                           (1,032)            (899)                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Distributions                                  (3,208)          (2,569)            (1,046)           (1,118)
CLASS B: (1)
Net Investment Income                                            --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (3,208)          (2,569)            (1,046)           (1,118)
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                  27,578           28,933              2,592             2,177
Reinvestment of Distributions                                 3,208            2,569              1,046             1,118
Cost of Shares Redeemed                                     (17,019)          (4,958)            (1,207)             (427)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
 Class A Transactions                                        13,767           26,544              2,431            10,518
CLASS B: (1)
Proceeds from Shares Issued                                      --               --                 --                --
Reinvestment of Distributions                                    --               --                 --                --
Cost of Shares Redeemed                                          --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
 Class B Transactions                                            --               --                 --
Increase (Decrease) in Net Assets Derived
from Capital Share Transactions                              13,767           26,544              2,431             2,868
Net Increase (Decrease) in Net Assets                        16,041           26,179              2,110             2,168
NET ASSETS:
BEGINNING OF PERIOD                                          45,394           19,215             12,595            10,427
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                              $ 61,435          $45,394            $14,705           $12,595
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                 2,610            2,744                302               241
Reinvestment of Distributions                                   302              244                122               124
Shares Redeemed                                              (1,598)            (464)              (142)              (49)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                    1,314            2,524                282               316
CLASS B: (1)
Shares Issued                                                    --               --                 --                --
Reinvestment of Distributions                                    --               --                 --                --
Shares Redeemed                                                  --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Class B Transactions                                       --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                     1,314            2,524                282               316
------------------------------------------------------------------------------------------------------------------------------------

For the years ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                             SEI VP INTERNATIONAL                          SEI VP
                                                               FIXED INCOME FUND                 EMERGING MARKETS DEBT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           2002                 2001             2002                2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income                                       $   269           $  258             $  747            $  715
Net Realized Gain (Loss) from Security Transactions,
Futures and Options Contracts                                                    183                 91               552
Net Realized Gain (Loss) on Forward Foreign Currency
Contracts and Foreign Currency Transactions                                      465               (310)              (20)
Net Change in Unrealized Appreciation (Depreciation)
on Investments, Futures and Options Contracts                                    957               (401)             (412)
Net Change in Unrealized Appreciation (Depreciation) on
Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities Denominated
in Foreign Currencies                                            53              (60)                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations         1,927             (422)               867               867
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                          (630)              --               (768)             (719)
Net Realized Gains                                             (130)             (66)               (52)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Distributions                                    (760)             (66)              (820)             (719)
CLASS B: (1)
Net Investment Income                                            --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (760)             (66)              (820)             (719)
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                   1,694            3,710                864             1,062
Reinvestment of Distributions                                   760               66                820               718
Cost of Shares Redeemed                                      (2,772)            (734)              (696)             (252)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
   Class A Transactions                                       2,868             (318)             3,042               988
CLASS B: (1)
Proceeds from Shares Issued                                      --               --                 --                --
Reinvestment of Distributions                                    --               --                 --                --
Cost of Shares Redeemed                                          --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
   Class B Transactions                                          --               --                 --                --
Increase (Decrease) in Net Assets Derived
from Capital Share Transactions                                (318)           3,042                988             1,528
Net Increase (Decrease) in Net Assets                           849            2,554              1,035             1,676
NET ASSETS:
BEGINNING OF PERIOD                                           9,945            7,391              8,239             6,563
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $10,794           $9,945             $9,274            $8,239
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                   174              391                 86               103
Reinvestment of Distributions                                    75                7                 82                72
Shares Redeemed                                                (274)             (76)               (68)              (24)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                      (25)             322                100               151
CLASS B: (1)
Shares Issued                                                    --               --                 --                --
Reinvestment of Distributions                                    --               --                 --                --
Shares Redeemed                                                  --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Class B Transactions                                       --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                       (25)             322                100               151
------------------------------------------------------------------------------------------------------------------------------------

(1) SEI VP Prime Obligation Fund's Class B was fully liquidated on April 30, 2002. Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------------
                                                                       SEI VP
                                                                PRIME OBLIGATION FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                               2002             2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income                                       $   203          $   305
Net Realized Gain (Loss) from Security Transactions,
Futures and Options Contracts                                    --               --
Net Realized Gain (Loss) on Forward Foreign Currency
Contracts and Foreign Currency Transactions                      --               --
Net Change in Unrealized Appreciation (Depreciation)
on Investments, Futures and Options Contracts                    --               --
Net Change in Unrealized Appreciation (Depreciation) on
Forward Foreign Currency Contracts, Foreign Currencies,
and Translation of Other Assets and Liabilities Denominated
in Foreign Currencies                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations           203              305
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS DISTRIBUTED FROM:
CLASS A:
Net Investment Income                                          (201)            (303)
Net Realized Gains                                               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Distributions                                    (201)            (303)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B: (1)
Net Investment Income                                            (2)              (2)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (203)            (305)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
Proceeds from Shares Issued                                  12,840           12,078
Reinvestment of Distributions                                   201              303
Cost of Shares Redeemed                                     (17,920)          (1,863)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
   Class A Transactions                                      (4,879)          10,518
------------------------------------------------------------------------------------------------------------------------------------
CLASS B: (1)
Proceeds from Shares Issued                                     559              456
Reinvestment of Distributions                                     2                2
Cost of Shares Redeemed                                        (807)            (212)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived from
   Class B Transactions                                        (246)             246
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Derived
from Capital Share Transactions                              (5,125)          10,764
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                        (5,125)          10,764
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
BEGINNING OF PERIOD                                          16,449            5,685
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                              $ 11,324          $16,449
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
CLASS A:
Shares Issued                                                12,840           12,078
Reinvestment of Distributions                                   201              303
Shares Redeemed                                             (17,920)          (1,863)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                                   (4,879)          10,518
------------------------------------------------------------------------------------------------------------------------------------
CLASS B: (1)
Shares Issued                                                   559              456
Reinvestment of Distributions                                     2                2
Shares Redeemed                                                (807)            (212)
------------------------------------------------------------------------------------------------------------------------------------
Total Class B Transactions                                     (246)             246
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                    (5,125)          10,764
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              65

Financial Highlights


For periods ended December 31,
For a Share Outstanding Throughout each Period

------------------------------------------------------------------------------------------------------------------------------------

                                                      Net Realized
                                                               and                             Distributions
               Net Asset                  Net           Unrealized        Distributions                 from
                  Value,           Investment                Gains             from Net             Realized            Net Asset
               Beginning               Income             (Losses)           Investment             Capital           Value, End
               of Period               (Loss)        on Securities               Income                Gains            of Period
------------------------------------------------------------------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
CLASS A
2002              $10.21              $  0.14               $(1.59)              $(0.14)              $    --              $ 8.62
2001               10.82                 0.12                (0.44)               (0.12)               (0.17)               10.21
2000(1)            10.00                 0.09                 0.82                (0.09)                  --                10.82
SEI VP LARGE CAP GROWTH FUND
CLASS A
2002              $ 5.45              $ (0.01)              $(1.72)              $   --               $   --               $ 3.72
2001                7.48                   --                (2.03)                  --                   --                 5.45
2000(1)            10.00                (0.01)               (2.51)                  --                   --                 7.48
SEI VP SMALL CAP VALUE FUND
CLASS A
2002              $12.57              $  0.04               $(1.11)              $(0.04)              $(0.48)              $10.98
2001               11.83                 0.06                 1.64                (0.06)               (0.90)               12.57
2000(1)            10.00                 0.07                 2.13                (0.07)               (0.30)               11.83
SEI VP SMALL CAP GROWTH FUND
CLASS A
2002              $ 7.52              $ (0.04)              $(2.06)              $   --               $   --               $ 5.42
2001                9.63                (0.04)               (2.07)                  --                   --                 7.52
2000(1)            10.00                (0.04)               (0.33)                  --                   --                 9.63
SEI VP INTERNATIONAL EQUITY FUND
CLASS A
2002              $ 6.03              $  0.03               $(1.12)              $(0.03)              $   --               $ 4.91
2001                7.95                 0.01                (1.92)               (0.01)                  --                 6.03
2000(1)            10.00                 0.09                (2.05)               (0.09)                  --                 7.95
SEI VP EMERGING MARKETS EQUITY FUND
CLASS A
2002              $ 5.54              $ (0.02)              $(0.48)              $   --               $   --               $ 5.04
2001                6.23                 0.03                (0.72)                  --                   --                 5.54
2000(1)            10.00                (0.05)               (3.72)                  --                   --                 6.23
SEI VP CORE FIXED INCOME FUND
CLASS A
2002              $10.37              $  0.42               $ 0.61               $(0.42)              $(0.19)              $10.79
2001               10.36                 0.55                 0.23                (0.55)               (0.22)               10.37
2000(1)            10.00                 0.45                 0.36                (0.45)                  --                10.36


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Ratio of     Ratio of Net
                                                                  Ratio of Net      Expenses to       Investment
                                                                    Investment      Average Net    Income (Loss)
                                                     Ratio of           Income  Assets (Exclud-   to Average Net
                                    Net Assets       Expenses            (Loss)     ing Waivers  Assets (Exclud-        Portfolio
                   Total        End of Period      to Average       to Average        and Reim-  ing Waivers and         Turnover
                 Return+         ($ Thousands)     Net Assets       Net Assets       bursements)   Reimbursements)           Rate
------------------------------------------------------------------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
CLASS A
2002              (14.30)%            $43,389            0.85%            1.53%            1.01%            1.37%              21%
2001               (2.91)              38,888            0.85             1.25             1.14             0.96               42
2000(1)             9.17               22,170            0.85             1.25             1.35             0.75               49
SEI VP LARGE CAP GROWTH FUND
CLASS A
2002              (31.74)%            $33,600            0.85%           (0.19)%           1.03%           (0.37)%             32%
2001              (27.14)              28,868            0.85            (0.25)            1.19            (0.59)              84
2000(1)           (25.20)              17,236            0.85            (0.26)            1.39            (0.80)              57
SEI VP SMALL CAP VALUE FUND
CLASS A
2002               (8.56)%            $15,909            1.10%            0.32%            1.30%            0.12%              30%
2001               14.89               15,719            1.10             0.48             1.45             0.13               39
2000(1)            22.25               10,498            1.10             0.90             1.66             0.34               98
SEI VP SMALL CAP GROWTH FUND
CLASS A
2002              (27.93)%            $ 8,325            1.10%           (0.76)%           1.33%           (0.99)%            187%
2001              (21.91)               9,625            1.10            (0.82)            1.46            (1.18)             151
2000(1)            (3.70)               8,699            1.10            (0.59)            1.65            (1.14)             116
SEI VP INTERNATIONAL EQUITY FUND
CLASS A
2002              (18.15)%            $18,467            1.28%            0.54%            2.08%           (0.26)%             43%
2001              (24.05)              17,047            1.28             0.19             2.04            (0.57)              41
2000(1)           (19.60)              12,949            1.28             1.61             2.13             0.76               31
SEI VP EMERGING MARKETS EQUITY FUND
CLASS A
2002               (9.03)%            $ 8,084            1.95%           (0.45)%           3.49%           (1.99)%            183%
2001              (11.08)               8,824            1.95             0.06             3.70            (1.69)             149
2000(1)           (37.70)               7,286            1.95            (0.62)            3.52            (2.19)             117
SEI VP CORE FIXED INCOME FUND
CLASS A
2002               10.21%             $61,435            0.60%            3.92%            0.83%            3.69%             485%
2001                7.69               45,394            0.60             5.15             1.00             4.75              423
2000(1)             8.31               19,215            0.60             6.10             1.19             5.51              342


--------------------------------------------------------------------------------
66              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                      Net Realized
                                                               and                             Distributions
               Net Asset                  Net           Unrealized        Distributions                 from
                  Value,           Investment                Gains             from Net             Realized            Net Asset
               Beginning               Income             (Losses)           Investment              Capital           Value, End
               of Period               (Loss)        on Securities               Income                Gains            of Period
------------------------------------------------------------------------------------------------------------------------------------
SEI VP HIGH YIELD BOND FUND
CLASS A
2002              $ 8.66               $ 0.66               $(0.20)              $(0.66)              $   --               $ 8.46
2001                9.16                 0.87                (0.50)               (0.87)                  --                 8.66
2000(1)            10.00                 0.70                (0.84)               (0.70)                  --                 9.16
SEI VP INTERNATIONAL FIXED INCOME FUND
CLASS A
2002              $ 9.30               $ 0.30               $ 1.51               $(0.64)              $(0.13)              $10.34
2001                9.89                 0.09                (0.61)                  --                (0.07)                9.30
2000(1)            10.00                (0.20)                0.09                   --                   --                 9.89
SEI VP EMERGING MARKETS DEBT FUND
CLASS A
2002              $10.01               $ 0.87               $ 0.12               $(0.89)              $(0.06)              $10.05
2001                9.75                 0.96                 0.26                (0.96)                  --                10.01
2000(1)            10.00                 0.76                (0.11)               (0.76)               (0.14)                9.75
SEI VP PRIME OBLIGATION FUND
CLASS A
2002              $ 1.00               $ 0.01               $   --               $(0.01)              $   --               $ 1.00
2001                1.00                 0.04                   --                (0.04)                  --                 1.00
2000(1)             1.00                 0.04                   --                (0.04)                  --                 1.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Ratio of     Ratio of Net
                                                                  Ratio of Net      Expenses to       Investment
                                                                    Investment      Average Net    Income (Loss)
                                                     Ratio of           Income  Assets (Exclud-   to Average Net
                                    Net Assets         Expenses            (Loss)     ing Waivers  Assets (Exclud-        Portfolio
                   Total        End of Period      to Average       to Average        and Reim-  ing Waivers and         Turnover
                 Return+         ($ Thousands)     Net Assets       Net Assets       bursements)   Reimbursements)          Rate
------------------------------------------------------------------------------------------------------------------------------------
SEI VP HIGH YIELD BOND FUND
CLASS A
2002                5.45%             $14,705            0.85%            7.65%            1.22%            7.28%              49%
2001                4.00               12,595            0.85             9.54             1.31             9.08               72
2000(1)            (1.51)              10,427            0.85             9.75             1.51             9.09                5
SEI VP INTERNATIONAL FIXED INCOME FUND
CLASS A
2002               19.75%             $10,794            1.00%            2.58%            1.34%            2.24%             270%
2001               (5.32)               9,945            1.00             2.99             1.51             2.48              301
2000(1)            (1.10)               7,391            1.00             3.39             1.70             2.69              100
SEI VP EMERGING MARKETS DEBT FUND
CLASS A
2002                9.98%            $  9,274            1.35%            8.77%            1.92%            8.20%             116%
2001               12.56                8,239            1.35             9.61             2.07             8.89              201
2000(1)             6.56                6,563            1.35            10.55             2.26             9.64              140
SEI VP PRIME OBLIGATION FUND
CLASS A
2002                1.36%             $11,324            0.44%            1.38%            0.83%            0.99%             N/A
2001                3.80               16,203            0.44             3.35             0.93             2.86              N/A
2000(1)             4.56                5,685            0.44             6.04             1.14             5.34              N/A

+ Returns are for the period indicated and have not been annualized.
(1) Commenced operations on April 5, 2000. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Insurance Products Trust / Annual Report / December 31, 2002                  67

--------------------------------------------------------------------------------
Notes to Financial Statements


1. ORGANIZATION

SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust commenced operations on April 5, 2000. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. SEIVP International Fixed Income and SEI VP Emerging Markets Debt Funds are non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. As of December 31, 2002, SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund had not yet commenced operations. Effective April 30, 2002 Class B shares for the Prime Obligation Fund were fully liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities in the SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP International Fixed Income Fund and SEI VP Emerging Markets Debt Fund (the "International Funds") are valued based on quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt obligations are valued at the most recently quoted bid price. Investment securities held by the Prime Obligation Fund are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the next interest readjustment date, the date that the principal owned can be recovered through demand, or the maturity date of the security and is included in interest income. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.

NET ASSET VALUE PER SHARE -- The value of an individual share in a Fund is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the results by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreement and procedures adopted by the Manager and the Advisers of the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

DISCOUNT AND PREMIUM AMORTIZATION -- Amortization and accretion are calculated using the scientific interest method which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

CLASSES -- Class specific expenses are borne by that Class of Shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- The preparation of Financial Statements, in conformity with accounting

--------------------------------------------------------------------------------
68              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------
principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

FUTURES CONTRACTS -- The SEI VP Large Cap Value, SEIVP International Fixed Income and the SEI VP Core Fixed Income Funds utilized futures contracts during the year ended December 31, 2002. The SEI VP Large Cap Value, SEI VP International Fixed Income and SEIVP Core Fixed Income Funds' use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the above funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities.

The SEI VP International Fixed Income and SEI VP Core Fixed Income Funds had the following futures contracts open as of December 31, 2002:

--------------------------------------------------------------------------------
                                                                      Unrealized
                                                                    Appreciation
Type of                  Number of                                (Depreciation)
Contract                 Contracts        Expiration               ($ Thousands)
--------------------------------------------------------------------------------
SEI VP INTERNATIONAL FIXED INCOME FUND
SHORT
Euro Bond                        3          03/06/03                     $  (27)
LONG
Japan Ten Year Bond              1          03/11/03                         59
                                                                         ------
                                                                             32
                                                                         ======
SEI VP CORE FIXED INCOME FUND
SHORT
U.S. Ten Year Note              50          03/25/03                       (133)
LONG
U.S. Ten Year Agency
Note                            13          03/20/03                         29
U.S. Five Year Note              5          03/20/03                          2
U.S. Long Treasury
Bond                             8          03/20/03                         30
                                                                         ------
                                                                         $  (72)
                                                                         ======



EQUITY-LINKED WARRANTS -- The SEI VP International Equity and SEI VP Emerging Markets Equity Funds each may invest in equity-linked warrants. The above funds purchase the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Funds exercise the call and closes the position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the above funds bear additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants. The SEI VP Emerging Market Equity Fund was invested in equity-linked warrants as of December 31, 2002.

OPTION SELLING/PURCHASING -- The SEI VP Core Fixed Income Fund enters into option contracts solely for the purpose of hedging its existing portfolio securities, or securities that the SEI VPCore Fixed Income Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the SEI VP Core Fixed Income Fund sells or purchases an option, an amount equal to the premium received or paid by the SEI VP Core Fixed Income Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the SEI VP Core Fixed Income Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the SEIVPCore Fixed Income Fund has realized a gain or loss on investment transactions.

TBA PURCHASE COMMITMENTS -- The SEI VP Core Fixed Income Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation."

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              69

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


STRUCTURED NOTES AND INDEXED NOTES -- The SEI VP Core Fixed Income Fund may invest in structured notes that make interest and principal payments based upon the performance of specified assets or indices. Structured notes include mortgage-backed securities such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The SEI VP Core Fixed Income Fund may also invest in indexed notes whose values are linked either directly and inversely to changes in foreign currency exchange rates, interest rates, indices, or other reference instruments. The values of these instruments may be more volatile than the rates, indices, or instruments to which they refer, but any loss is limited to the amount of the original investment.

ILLIQUID SECURITIES -- Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

LOAN PARTICIPATIONS AND BRADY BONDS -- The SEI VP Emerging Markets Debt Fund may invest in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the SEIVP Emerging Markets Debt Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The SEIVP Emerging Markets Debt Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the SEIVP Emerging Markets Debt Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the SEI VP Emerging Markets Debt Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the SEIVP Emerging Markets Debt Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The SEIVP Emerging Markets Debt Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

FORWARD FOREIGN CURRENCY CONTRACTS -- The International Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to shareholders monthly for the SEI VP Core Fixed Income Fund, the SEI VP High Yield Bond Fund and the SEI VP Prime Obligation Fund; declared and paid at least quarterly for the SEI VP Large Cap Value Fund, the SEI VP Large Cap Growth Fund, the SEI VP Small Cap Value Fund and the SEI VP Small Cap Growth Fund; and declared and paid at least annually for the SEI VP International Equity Fund, the SEI VP Emerging Markets Equity Fund, the SEI VP International Fixed Income Fund and the SEI VP Emerging Markets Debt Fund.

OTHER -- Security transactions are recorded on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS
The Trust and SEI Investments Fund Management (the "Manager"), are parties to a management agreement (the "Agreement") dated March 29, 1999. Under this Agreement, the Manager will provide the Trust with overall administrative and accounting services and act as transfer agent and dividend disbursing agent. For its services, the Manager will receive an annual fee which is calculated daily and paid monthly at the following annual rates: .35% of the average daily net assets of the SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund,

--------------------------------------------------------------------------------
70              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------

SEI VP High Yield Bond Fund; .28% of the average daily net assets of the SEI VP Core Fixed Income Fund; .45% of the average daily net assets of the SEI VP International Equity Fund; .60% of the average daily net assets of the SEI VP International Fixed Income Fund; .65% of the average daily net assets of the SEI VP Emerging Markets Equity Fund and SEI VP Emerging Markets Debt Fund; and .42% of the average daily net assets of the SEI VP Prime Obligation Fund. The Manager has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Manager's sole discretion.

SEI Investments Management Corporation ("SIMC") serves as investment adviser to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the SEI VP Large Cap Value Fund; .40% of the average daily net assets of the SEI VP Large Cap Growth Fund; .65% of the average daily net assets of the SEI VP Small Cap Value Fund and SEI VP Small Cap Growth Fund; .505% of the average daily net assets of the SEI VP International Equity Fund; 1.05% of the average daily net assets of the SEI VP Emerging Markets Equity Fund, .275% of the average daily net assets of the SEI VP Core Fixed Income Fund; .4875% of the average daily net assets of the SEI VP High Yield Bond Fund; .30% of the average daily net assets of the SEI VP International Fixed Income Fund; .85% of the average daily net assets of the SEI VP Emerging Markets Debt Fund; and .075% of the average daily net assets of the SEI VP Prime Obligation Fund.

SIMC has entered into, or plans to enter into, investment sub-advisory agreements with the following parties:
--------------------------------------------------------------------------------
                                                                       Currently
                                                                      Managing a
Investment                               Date of                      Portion of
Sub-Adviser                             Agreement                     Fund (Y/N)
--------------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
Iridian Asset Management, LLC           09/16/02                            N
LSV Asset Management, L.P.              03/31/00                            Y
Barclays Global Fund Advisors           12/09/02                            Y

SEI VP LARGE CAP GROWTH FUND
Alliance Capital Management L.P.        02/25/00                            Y
McKinley Capital Management, Inc.       06/26/02                            N
Montag & Caldwell, Inc.                 03/12/02                            N
Peregrine Capital Management, Inc.      12/12/00                            Y
Transamerica Investment
Management, LLC                         09/17/02                            N


--------------------------------------------------------------------------------
                                                                       Currently
                                                                      Managing a
Investment                                Date of                     Portion of
Sub-Adviser                              Agreement                    Fund (Y/N)
--------------------------------------------------------------------------------
SEI VP SMALL CAP VALUE FUND
David J. Green &Company, LLC             08/13/01                            Y
LSV Asset Management, L.P.               03/31/00                            Y
Security Capital Research
& Management, Inc.                       03/12/02                            N
Sterling Capital Management              12/18/00                            Y
Martingale Asset Management              12/09/02                            N

SEI VP SMALL CAP GROWTH FUND
Lee Munder Investments Ltd.              12/04/02                            N
Sawgrass Asset Management, LLC           02/15/00                            Y
Wellington Management Company, LLP       12/16/02                            Y

SEI VP INTERNATIONAL EQUITY FUND
Capital Guardian Trust Company           02/22/00                            Y
Morgan Stanley Investment
Management Inc.                          10/01/01                            Y
Oeschle International Advisors, LLC      03/31/00                            Y

SEI VP EMERGING MARKETS EQUITY FUND
Alliance Capital Managements             06/26/02                            Y
Lloyd George Asset Management            09/16/02                            N

SEI VP CORE FIXED INCOME FUND
Metropolitan West Asset Management       06/26/02                            N
Western Asset Management Company         02/15/00                            Y

SEI VP HIGH YIELD BOND FUND
Nicholas-Applegate Capital
  Management                             06/27/01                            N
Shenkman Capital Management, Inc.        06/21/01                            Y

SEI VP INTERNATIONAL FIXED
INCOME FUND
Fisher Francis Trees & Watts             07/24/02                            Y

SEI VP EMERGING MARKETS DEBT FUND
Salomon Brothers
Asset Management, Inc.                   03/08/00                            Y

SEI VP PRIME OBLIGATION FUND
Bank of America Capital
  Management, LLC0                       09/30/02                            Y

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

Under a distribution agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              71

NOTES TO FINANCIAL STATEMENTS



4. TRANSACTIONS WITH AFFILIATES
The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commsions.

Such commissions for the year ended December 31, 2002 are as follows (000).

SEI Emerging Markets Equity Fund                                            $28

Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of affiliated officers and trustees of the Trust is paid by the Manager.

Each of the Funds also uses the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Aggregate commissions paid by the Trust for repurchase agreements placed during the period ended December 31, 2002 were as follows:

SEI VP Large Cap Value Fund                                              $  415
SEI VP Large Cap Growth Fund                                                575
SEI VP Small Cap Value Fund                                                 254
SEI VP Small Cap Growth Fund                                                254
SEI VP International Equity Fund                                            258
SEI VP Emerging Markets Equity Fund                                         146
SEI VP Core Fixed Income Fund                                             5,768
SEI VP High Yield Bond Fund                                                 540
                                                                         ------
                                                                         $8,210
                                                                         ======
For the year ended December 31, 2002, the Funds paid commissions to affiliated broker-dealers as follows:

SEI VP Large Cap Value Fund                                             $     8
SEI VP Large Cap Growth Fund                                             11,640
SEI VP Small Cap Value Fund                                                 585
SEI VP Core Fixed Income Fund                                                25
                                                                        -------
                                                                        $12,258
                                                                        =======


LSV Asset Management (partially-owned subsidiary of SIMC) serves as the sub-adviser to the SEIVP Large Cap Value and SEI VPSmall Cap Value Funds. For this service the LSV Asset Management is entitled to receive a fee from the SIMC. Such fees for the year ended December 31, 2002 are as follows:

SEI VP Large Cap Value Fund                                             $32,913
SEI VP Small Cap Value Fund                                              41,422
                                                                        -------
                                                                        $74,335
                                                                        =======

5. FORWARD FOREIGN CURRENCY CONTRACTS
FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.

For foreign debt obligations, the Funds do isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

The Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

The International Funds enter into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

--------------------------------------------------------------------------------
72              SEI Insurance Products Trust / Annual Report / December 31, 2002

The following forward foreign currency contracts were outstanding at December 31, 2002:

--------------------------------------------------------------------------------
                                                                     Unrealized
                  Currency to      Currency to       Contract       Appreciation
                   Deliver           Receive          Value       (Depreciation)
Maturity Dates   (Thousands)       (Thousands)    ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
SEI VP INTERNATIONAL EQUITY FUND:
01/02/03-
01/06/03     SGD         2 USD          1            $     1               $ --
                                                     =======               ====
SEI VP INTERNATIONAL FIXED INCOME FUND:
2/26/03      USD        27 AUD         50                 27                  1
2/26/03      EUR       130 CAD        202                128                 (8)
2/26/03      USD       130 CHF        189                130                  7
2/26/03      JPY    15,000 CHF        177                122                  2
2/26/03      USD       331 DKK      2,488                331                 20
2/26/03      NOK       200 EUR         27                 26                 (1)
2/26/03      USD     1,562 EUR      1,578              1,562                 87
2/26/03      CAD       537 EUR        340                341                 17
2/26/03      JPY     4,984 EUR         40             39,871                 --
2/26/03      USD        76 GBP         49                 76                  3
2/26/03      EUR       190 HUF     46,008                190                  4
2/26/03      USD     3,839 JPY    467,786              3,839                112
2/26/03      EUR        60 JPY      7,434                 60                 --
2/26/03      CHF        60 JPY      5,000                 42                 (1)
2/26/03      USD        52 NOK        400                 52                  5
2/26/03      EUR        72 PZL        288                 71                 (1)
2/26/03      EUR     1,131 USD      1,122              1,122                (61)
2/26/03      JPY   164,094 USD      1,333              1,333                (53)
2/26/03      NZD        87 USD         42                 42                 (3)
2/26/03      DKK     2,900 USD        381                381                (28)
2/26/03      CAD       150 USD         96                 96                 --
2/26/03      PZL       722 USD        177                177                (10)
2/26/03      HUF    64,046 USD        257                257                (25)
2/26/03      GBP        20 USD         31                 31                 (1)
2/26/03      SEK       372 USD         42                 42                 (1)
2/26/03      CHF       200 USD        144                144                 (1)
                                                     -------               ----
                                                     $50,493               $ 64
                                                     =======               ====
CURRENCY LEGEND:
AUD   Australian Dollar          SEK   Swedish Krona
CAD   Canadian Dollar            GBP   British Sterling Pound
CHF   Swiss Franc                HUF   Hungarian Forint
DKK   Danish Kroner              PZL   Polish Zloty
EUR   Euro                       SGD   Singapore Dollar
JPY   Japanese Yen               USD   U.S. Dollar
NZD   New Zealand Dollar         NOK   Norwegian Krone


6. INVESTMENT TRANSACTIONS
The cost of security purchases and proceeds from the sale of securities, other than temporary investments during the year ended December 31, 2002, were as follows:


--------------------------------------------------------------------------------
                            Purchases
                            U.S. Gov't       Other              Total
                          ($ Thousands)  ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
Purchases                     $  --          $19,803          $19,803
Sales                            --            8,476            8,476
SEI VP LARGE CAP GROWTH FUND
Purchases                        --           26,324           26,324
Sales                            --            9,586            9,586
SEI VP SMALL CAP VALUE FUND
Purchases                        --            6,036            6,036
Sales                            --            4,705            4,705
SEI VP SMALL CAP GROWTH FUND
Purchases                        --           17,048           17,048
Sales                            --           15,620           15,620
SEI VP INTERNATIONAL EQUITY FUND
Purchases                        --           12,553           12,553
Sales                            --            7,402            7,402
SEI VP EMERGING MARKETS EQUITY FUND
Purchases                        --           15,271           15,271
Sales                            --           15,076           15,076
SEI VP CORE FIXED INCOME FUND
Purchases                     256,546         17,953          274,499
Sales                         254,243          4,717          258,960
SEI VP HIGH YIELD BOND FUND
Purchases                        --            8,345            8,345
Sales                            --            6,137            6,137
SEI VP INTERNATIONAL FIXED INCOME FUND
Purchases                        --           19,295           19,295
Sales                               57        19,470           19,527
SEI VP EMERGING MARKETS DEBT FUND
Purchases                       1,597          8,410           10,007
Sales                             786          5,936            6,722

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              73

NOTES TO FINANCIAL STATEMENTS



7. FEDERAL TAX INFORMATION
FEDERAL INCOME TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.


Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, which are attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, the reclassification of gains on the sale of passive foreign investment companies, the reclassification of realized foreign exchange gains and losses from accumulated net realized gain
(loss) to undistributed net investment income, and the reclassification of net operating losses to paid in capital from accumulated net investment losses have been reclassified to/from the following accounts as of December 31, 2002:


--------------------------------------------------------------------------------
                                          Undistributed    Accumulated
                                         Net Investment       Realized
                         Paid-in Capital  Income (Loss)    Gain (Loss)
                           ($ Thousands)  ($ Thousands)   ($ Thousands
--------------------------------------------------------------------------------
SEI VP Large Cap Growth Fund        $(60)          $ 60          $  --
SEIVP Small Cap Growth Fund          (66)            66             --
SEIVP International Equity Fund       (1)            --              1
SEI VPEmerging Markets Equity Fund   (58)            49              9
SEI VPCore Fixed Income Fund          --             33            (33)
SEIVP International Fixed Income Fund 35            465           (500)
SEIVPEmerging Markets Debt Fund       --            (16)            16


The tax character of dividends and distributions paid during the last two years or periods were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                          Ordinary          Long-term
                                                            Income       Capital Gain                 Total
                                                     ($ Thousands)      ($ Thousands)         ($ Thousands)
------------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund             2002                $  639                $--                $  639
                                        2001                   638                383                 1,021
SEI VP Small Cap Value Fund             2002                    84                622                   706
                                        2001                   769                340                 1,109
SEI VP International Equity Fund        2002                    95                 --                    95
                                        2001                    22                 --                    22
SEI VP Core Fixed Income Fund           2002                 3,146                 62                 3,208
                                        2001                 2,241                328                 2,569
SEI VP High Yield Bond Fund             2002                 1,046                 --                 1,046
                                        2001                 1,118                 --                 1,118
SEI VP International Fixed Income Fund  2002                   748                 12                   760
                                        2001                    66                 --                    66
SEI VP Emerging Markets Debt Fund       2002                   768                 52                   820
                                        2001                   719                 --                   719
SEI VP Prime Obligation Fund            2002                   203                 --                   203
                                        2001                   305                 --                   305

--------------------------------------------------------------------------------
74              SEI Insurance Products Trust / Annual Report / December 31, 2002

Notes to Financial Statements



As of December 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                   Undistributed       Undistributed          Capital              Post         Unrealized
                                        Ordinary           Long-term             Loss           October       Appreciation
                                          Income        Capital Gain    Carryforwards            Losses     (Depreciation)
                                   ($ Thousands)       ($ Thousands)    ($ Thousands)     ($ Thousands)      ($ Thousands)
------------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund                  $ 2                 $--          $  (453)            $(145)         $(6,626)
SEI VP Large Cap Growth Fund                  --                  --          (12,886)             (944)          (8,849)
SEI VP Small Cap Value Fund                   25                  63               --                --               65
SEI VP Small Cap Growth Fund                  --                  --           (3,800)             (944)            (293)
SEI VP International Equity Fund              --                  --           (5,196)             (406)          (4,716)
SEI VP Emerging Markets Equity Fund           --                  --           (4,792)              (3)            (653)
SEI VP Core Fixed Income Fund                225                  53               --                --            2,217
SEI VP High Yield Bond Fund                   --                  --           (2,215)               --              300
SEI VP International Fixed Income Fund        66                  --               --                --              715
SEI VP Emerging Markets Debt Fund             24                 184               --                --             (134)

Post October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                         Expires             Expires          Expires     Total Capital
                                            2010                2009             2008    Loss Carryover
                                   ($ Thousands)       ($ Thousands)    ($ Thousands)     ($ Thousands)
------------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund               $  453              $   --           $   --           $   453
SEI VP Large Cap Growth Fund               5,573               6,210            1,103            12,886
SEI VP Small Cap Growth Fund               1,295               2,168              337             3,800
SEI VP International Equity Fund           2,476               2,324              396             5,196
SEI VP Emerging Markets Equity Fund          747               2,579            1,466             4,792
SEI VP High Yield Bond Fund                1,140               1,051               24             2,215

For Federal income tax purposes, the cost of securities owned at December 31, 2002, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2002, were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Net Unrealized
                                         Federal         Appreciated      Depreciated      Appreciation
                                        Tax Cost          Securities       Securities    (Depreciation)
                                   ($ Thousands)       ($ Thousands)    ($ Thousands)     ($ Thousands)
------------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund              $49,858              $2,329          $(8,955)          $(6,626)
SEI VP Large Cap Growth Fund              42,439                 783           (9,632)           (8,849)
SEI VP Small Cap Value Fund               15,819               2,292           (2,227)               65
SEI VP Small Cap Growth Fund               8,861                 268             (561)             (293)
SEI VP International Equity Fund          23,055                 553           (5,269)           (4,716)
SEI VP Emerging Markets Equity Fund        8,630                 306             (959)             (653)
SEI VP Core Fixed Income Fund             76,475               2,858             (686)            2,172
SEI VP High Yield Bond Fund               14,106                 511             (211)              300
SEI VP International Fixed Income Fund     9,879                 732              (83)              649
SEI VP Emerging Markets Debt Fund          9,274                 483             (617)             (134)

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              75

NOTES TO FINANCIAL STATEMENTS


8. CONCENTRATION OF RISKS
The market values of the SEI VP Core Fixed Income Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of such securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds to meet its obligations may be affected by economic and political developments in a specific country, industry or region.


9. WRITTEN OPTIONS TRANSACTIONS
Written option transactions entered into during the year ended December 31, 2002 are summarized as follows:



--------------------------------------------------------------------------------
                                        SEI VP CORE FIXED INCOME FUND
                                                                         Premium
                                  # of contracts                    ($Thousands)
--------------------------------------------------------------------------------
Balance at the beginning
of period                                      3                         $    4
Written                                      532                            464
Expired                                      (98)                           (70)
Exercised                                     --                             --
Closing Buys                                (351)                          (280)
                                           -----                          -----
Balance at the end
  of period                                   86                          $ 118
                                           =====                          =====
At December 31, 2002, the SEIVP Core Fixed Income Fund had sufficient cash and/or securities at least equal to the value of written options.



10. SECURITIES LENDING
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. At December 31, 2002 these investments include:


SEI VP INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                   Shares/Face Amount               Market Value
                                        ($ Thousands)              ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                                        $  933

CASH EQUIVALENT -- 84.9%
American Select Cash Reserve Fund         339,620                           340
Federated Prime Obligated Fund            509,430                           509
                                                                         ------
Total Cash Equivalent
(Cost $849)                                                                 849
                                                                         ------

Repurchase Agreement-- 15.1%
USB
1.250%, dated 12/31/02, matures
01/02/03, repurchase price $150,998
(collateralized by various U.S.
Government Agency Obligations,
total market value $154,017)                 $151                           151
                                                                         ------
Total Repurchase Agreement
(Cost $151)                                                                 151
                                                                         ------
Total Investments -- 100%
(Cost $1,000)                                                            $1,000
                                                                         ======

--------------------------------------------------------------------------------
76              SEI Insurance Products Trust / Annual Report / December 31, 2002

SEI VP LARGE CAP VALUE FUND


--------------------------------------------------------------------------------
                                       Face Amount           Market Value
                                     ($ Thousands)          ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                               $1,137

Corporate OBLIGATIONS -- 37.9%
FINANCIAL SERVICES -- 34.6%
American Express Credit
        1.421%, 12/17/03                     $25                    25
Countrywide Home Loans
        1.626%, 05/22/03                      21                    21
        1.670%, 12/10/03                      10                    10
        1.890%, 01/21/03                      11                    11
CC USA
        1.740%, 04/11/03                      15                    15
        1.300%, 01/10/03                      15                    15
CIT Group
        2.614%, 03/15/03                       3                     3
        2.771%, 03/15/03                       4                     4
        2.201%, 04/07/03                       3                     3
        2.177%, 04/07/03                      17                    17
        2.158%, 04/07/03                      13                    13
        2.028%, 02/28/03                       4                     4
General Elec Capital
        1.330%, 07/28/03                      25                    25
Goldman Sachs Group
        1.482%, 03/24/03                      25                    25
Halogen Funding
        1.480%, 01/13/03                      25                    25
Household Finance
        2.693%, 08/01/03                       5                     5
        1.884%, 04/07/03                      18                    18
        1.770%, 05/30/03                       8                     8
John Hancock Global Funding
        1.440%, 04/02/03                      25                    25
Honda Finance
        1.802%, 01/17/03                      13                    13
        1.440%, 03/05/03                      13                    13
Liberty Light Us Capital
        1.423%, 05/15/03                      25                    25
        1.410%, 01/17/03                      15                    15
Lehman Brothers Holdings
        1.835%, 04/04/03                      19                    19
Links Finance
        1.410%, 01/15/03                      15                    15
Merrill Lynch
        1.400%, 01/14/03                      13                    13
Sigma Finance
        1.331%, 08/19/03                      13                    13
USA Education
        1.820%, 01/24/03                      20                    20
                                                                ------
                                                                   418
                                                                ------
MACHINERY -- 1.2%
Caterpillar
        1.568%, 05/05/03                      14                    14
                                                                ------


--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.1%
SBC Communications
        1.390%, 03/14/03                     $25                $   25
                                                                ------
Total Corporate Obligations
(Cost $458)                                                        457
                                                                ------

COMMERCIAL PAPER-- 48.8%
FINANCIAL SERVICES -- 46.7%
Amsterdam Funding
        1.300%, 01/02/03                      15                    15
Amstel Funding
        1.753%, 02/04/03                      10                    10
        1.633%, 02/14/03                       8                     8
        1.634%, 02/18/03                      20                    20
Asap Funding
        1.500%, 01/02/03                      38                    38
Beethoven Funding
        1.480%, 01/02/03                      38                    38
Brahms Funding
        1.471%, 01/24/03                      25                    25
Clipper Receivables
        1.602%, 01/29/03                      26                    25
Concord Minutemen Capital
        1.583%, 02/07/03                      30                    30
Cpi Funding
        1.550%, 01/02/03                      47                    47
Crown Point Capital
        1.450%, 01/02/03                      25                    25
Edison Asset Securities
        1.693%, 02/14/03                      20                    20
Galaxy Funding
        1.741%, 01/17/03                      13                    13
Hannover Funding
        1.622%, 01/28/03                      31                    31
Harwood Street Funding
        1.900%, 01/02/03                      51                    51
K2
        1.741%, 01/17/03                      10                    10
Mortgage Interest Networking Trust
        1.774%, 02/18/03                      25                    25
Novartis Finance
        1.602%, 02/05/03                       6                     6
        1.603%, 02/10/03                      16                    16
Rhineland Funding Capital
        1.553%, 02/21/03                      25                    25
Scaldis Capital
        1.428%, 05/20/03                       7                     7
        1.418%, 05/27/03                      15                    15
Tannehill Capital
        1.734%, 02/21/03                      26                    26
        1.796%, 03/04/03                      10                    10


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              77

NOTES TO FINANCIAL STATEMENTS






SEI VP LARGE CAP GROWTH FUND


SEI VP LARGE CAP VALUE FUND (CONCLUDED)
--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
White Pine Finance
        1.662%, 01/27/03                     $15                $   15
        1.745%, 02/24/03                      13                    13
                                                                ------
                                                                   564
                                                                ------
MANUFACTURING -- 2.1%
    Wyeth
        1.853%, 02/04/03                      25                    25
                                                                ------
Total Commercial Paper
(Cost $587)                                                        589
                                                                ------

CASH EQUIVALENT -- 8.4%
American Select Cash Reserve Fund        101,665                   102
                                                                ------
Total Cash Equivalent
(Cost $102)                                                        102
                                                                ------

REPURCHASE AGREEMENT -- 4.9%
USB
1.2500%, dated 12/31/02,
matures 01/02/03, repurchase
price $60,018 (collateralized by various
U.S. Government Agency Obligations,
total market value $61,215)                   60                    60
                                                                ------
Total Repurchase Agreement
(Cost $60)                                                         60
                                                               ------
Total Investments -- 100%
(Cost $1,207)                                                   $1,208
                                                                ======


--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                               $1,979

Corporate OBLIGATIONS-- 37.9%
FINANCIAL SERVICES -- 34.6%
American Express Credit
        1.421%, 12/17/03                     $43                    43
Countrywide Home Loans
        1.626%, 05/22/03                      35                    35
        1.670%, 12/10/03                      17                    17
        1.890%, 01/21/03                      19                    19
CC USA
        1.740%, 04/11/03                      26                    26
        1.300%, 01/10/03                      26                    26
CIT Group
        2.614%, 03/15/03                       4                     4
        2.771%, 03/15/03                       6                     6
        2.201%, 04/07/03                       5                     5
        2.177%, 04/07/03                      29                    29
        2.158%, 04/07/03                      21                    21
        2.028%, 02/28/03                       6                     6
General Elec Capital
        1.330%, 07/28/03                      43                    43
Goldman Sachs Group
        1.482%, 03/24/03                      43                    43
Halogen Funding
        1.480%, 01/13/03                      43                    43
Household Finance
        2.693%, 08/01/03                       9                     9
        1.884%, 04/07/03                      30                    30
        1.770%, 05/30/03                      13                    13
John Hancock Global Funding
        1.440%, 04/02/03                      43                    43
Honda Finance
        1.802%, 01/17/03                      21                    21
        1.440%, 03/05/03                      21                    21
Liberty Light Us Capital
        1.423%, 05/15/03                      43                    43
        1.410%, 01/17/03                      26                    26
Lehman Brothers Holdings
        1.835%, 04/04/03                      32                    32
Links Finance
        1.410%, 01/15/03                      26                    26
Merrill Lynch
        1.400%, 01/14/03                      21                    21
Sigma Finance
        1.331%, 08/19/03                      21                    21
USA Education
        1.820%, 01/24/03                      34                    34
                                                                ------
                                                                   706
                                                                ------
MACHINERY -- 1.2%
Caterpillar
        1.568%, 05/05/03                      24                    24
                                                                ------

--------------------------------------------------------------------------------
78              SEI Insurance Products Trust / Annual Report / December 31, 2002

--------------------------------------------------------------------------------
                                      Face Amount          Market Value
                                     ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.1%
SBC Communications
        1.390%, 03/14/03                     $43                $   43
                                                                ------
Total Corporate Obligations
(Cost $773)                                                        773
                                                                ------

COMMERCIAL PAPER -- 48.8%
FINANCIAL SERVICES -- 46.7%
Amsterdam Funding
        1.300%, 01/02/03                      26                    26
Amstel Funding
        1.753%, 02/04/03                      17                    17
        1.633%, 02/14/03                      13                    13
        1.634%, 02/18/03                      34                    34
Asap Funding
        1.500%, 01/02/03                      64                    64
Beethoven Funding
        1.480%, 01/02/03                      64                    64
Brahms Funding
        1.471%, 01/24/03                      43                    43
Clipper Receivables
        1.602%, 01/29/03                      43                    43
Concord Minutemen Capital
        1.583%, 02/07/03                      52                    51
Cpi Funding
        1.550%, 01/02/03                      79                    79
Crown Point Capital
        1.450%, 01/02/03                      43                    43
Edison Asset Securities
        1.693%, 02/14/03                      34                    34
Galaxy Funding
        1.741%, 01/17/03                      21                    21
Hannover Funding
        1.622%, 01/28/03                      52                    52
Harwood Street Funding
        1.900%, 01/02/03                      86                    86
K2
        1.741%, 01/17/03                      17                    17
Mortgage Interest Networking Trust
        1.774%, 02/18/03                      43                    43
Novartis Finance
        1.602%, 02/05/03                      10                    10
        1.603%, 02/10/03                      26                    26
Rhineland Funding Capital
        1.553%, 02/21/03                      43                    43
Scaldis Capital
        1.428%, 05/20/03                      12                    12
        1.418%, 05/27/03                      25                    25
Tannehill Capital
        1.734%, 02/21/03                      43                    43
        1.796%, 03/04/03                      17                    17



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
White Pine Finance
        1.662%, 01/27/03                    $ 25                $   25
        1.745%, 02/24/03                      22                    22
                                                                ------
                                                                   953
                                                                ------
MANUFACTURING -- 2.1%
    Wyeth
        1.853%, 02/04/03                      42                    42
                                                                ------
Total Commercial Paper
(Cost $992)                                                        995
                                                                ------

CASH EQUIVALENT -- 8.4%
American Select Cash Reserve Fund        171,814                   172
                                                                ------
Total Cash Equivalent
(Cost $172)                                                        172
                                                                ------

REPURCHASE AGREEMENT -- 4.9%
 USB
  1.2500%, dated 12/31/02,
  matures 01/02/03, repurchase
  price $101,430 (collateralized by various
  U.S. Government Agency Obligations,
  total market value $103,453)               101                   101
                                                                ------
Total Repurchase Agreement
(Cost $101)                                                        101
                                                                ------
Total Investments -- 100%
(Cost $2,038)                                                   $2,041
                                                                ======

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              79

NOTES TO FINANCIAL STATEMENTS



SEI VP SMALL CAP VALUE FUND



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                                 $772

Corporate OBLIGATIONS -- 37.9%
FINANCIAL SERVICES -- 34.6%
American Express Credit
        1.421%, 12/17/03                     $17                    17
Countrywide Home Loans
        1.626%, 05/22/03                      14                    14
        1.670%, 12/10/03                       7                     7
        1.890%, 01/21/03                       7                     7
CC USA
        1.740%, 04/11/03                      10                    10
        1.300%, 01/10/03                      10                    10
CIT Group
        2.614%, 03/15/03                       2                     2
        2.771%, 03/15/03                       2                     2
        2.201%, 04/07/03                       2                     2
        2.177%, 04/07/03                      12                    12
        2.158%, 04/07/03                       9                     9
        2.028%, 02/28/03                       2                     2
General Elec Capital
        1.330%, 07/28/03                      17                    17
Goldman Sachs Group
        1.482%, 03/24/03                      17                    17
Halogen Funding
        1.480%, 01/13/03                      17                    17
Household Finance
        2.693%, 08/01/03                       3                     3
        1.884%, 04/07/03                      12                    12
        1.770%, 05/30/03                       5                     5
John Hancock Global Funding
        1.440%, 04/02/03                      17                    17
Honda Finance
        1.802%, 01/17/03                       9                     9
        1.440%, 03/05/03                       9                     9
Liberty Light Us Capital
        1.423%, 05/15/03                      17                    17
        1.410%, 01/17/03                      10                    10
Lehman Brothers Holdings
        1.835%, 04/04/03                      13                    13
Links Finance
        1.410%, 01/15/03                      10                    10
Merrill Lynch
        1.400%, 01/14/03                       9                     9
Sigma Finance
        1.331%, 08/19/03                       9                     9
USA Education
        1.820%, 01/24/03                      14                    14
                                                                  ----
                                                                   282
                                                                  ----
MACHINERY -- 1.2%
Caterpillar
        1.568%, 05/05/03                      10                    10
                                                                  ----


--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.1%
SBC Communications
        1.390%, 03/14/03                     $17                  $ 17
                                                                  ----
Total Corporate Obligations
(Cost $308)                                                        309
                                                                  ----

COMMERCIAL PAPER -- 48.8%
FINANCIAL SERVICES -- 46.7%
Amsterdam Funding
        1.300%, 01/02/03                      10                    10
Amstel Funding
        1.753%, 02/04/03                       7                     7
        1.633%, 02/14/03                       5                     5
        1.634%, 02/18/03                      13                    13
Asap Funding
        1.500%, 01/02/03                      25                    25
Beethoven Funding
        1.480%, 01/02/03                      25                    25
Brahms Funding
        1.471%, 01/24/03                      17                    17
Clipper Receivables
        1.602%, 01/29/03                      17                    17
Concord Minutemen Capital
        1.583%, 02/07/03                      21                    21
Cpi Funding
        1.550%, 01/02/03                      31                    31
Crown Point Capital
        1.450%, 01/02/03                      17                    17
Edison Asset Securities
        1.693%, 02/14/03                      14                    14
Galaxy Funding
        1.741%, 01/17/03                       9                     9
Hannover Funding
        1.622%, 01/28/03                      21                    21
Harwood Street Funding
        1.900%, 01/02/03                      34                    34
K2
        1.741%, 01/17/03                       7                     7
Mortgage Interest Networking Trust
        1.774%, 02/18/03                      17                    17
Novartis Finance
        1.602%, 02/05/03                       4                     4
        1.603%, 02/10/03                      10                    10
Rhineland Funding Capital
        1.553%, 02/21/03                      17                    17
Scaldis Capital
        1.428%, 05/20/03                       5                     5
        1.418%, 05/27/03                      10                    10
Tannehill Capital
        1.734%, 02/21/03                      17                    17
        1.796%, 03/04/03                       7                     7


--------------------------------------------------------------------------------
80              SEI Insurance Products Trust / Annual Report / December 31, 2002

SEI VP SMALL CAP GROWTH FUND



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
White Pine Finance
        1.662%, 01/27/03                     $10                  $ 10
        1.745%, 02/24/03                       9                     9
                                                                  ----
                                                                   379
                                                                  ----
MANUFACTURING -- 2.1%
    Wyeth
        1.853%, 02/04/03                      17                    17
                                                                  ----
Total Commercial Paper
(Cost $395)                                                        396
                                                                  ----

CASH EQUIVALENT -- 8.4%
American Select Cash Reserve Fund         68,453                    68
                                                                  ----
Total Cash Equivalent
(Cost $68)                                                          68
                                                                  ----

REPURCHASE AGREEMENT -- 4.9%
 USB
  1.2500%, dated 12/31/02,
  matures 01/02/03, repurchase
  price $40,411 (collateralized by various
  U.S. Government Agency Obligations,
  total market value $41,217)                 40                    40
                                                                  ----
Total Repurchase Agreement
(Cost $40)                                                          40
                                                                  ----
Total Investments -- 100%
(Cost $811)                                                       $813
                                                                  ====


--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                                 $324

Corporate OBLIGATIONS -- 37.9%
FINANCIAL SERVICES -- 34.6%
American Express Credit
        1.421%, 12/17/03                     $ 7                     7
Countrywide Home Loans
        1.626%, 05/22/03                       6                     6
        1.670%, 12/10/03                       3                     3
        1.890%, 01/21/03                       3                     3
CC USA
        1.740%, 04/11/03                       4                     4
        1.300%, 01/10/03                       4                     4
CIT Group
        2.614%, 03/15/03                       1                     1
        2.771%, 03/15/03                       1                     1
        2.201%, 04/07/03                       1                     1
        2.177%, 04/07/03                       5                     5
        2.158%, 04/07/03                       3                     3
        2.028%, 02/28/03                       1                     1
General Elec Capital
        1.330%, 07/28/03                       7                     7
Goldman Sachs Group
        1.482%, 03/24/03                       7                     7
Halogen Funding
        1.480%, 01/13/03                       7                     7
Household Finance
        2.693%, 08/01/03                       1                     1
        1.884%, 04/07/03                       5                     5
        1.770%, 05/30/03                       2                     2
John Hancock Global Funding
        1.440%, 04/02/03                       7                     7
Honda Finance
        1.802%, 01/17/03                       4                     4
        1.440%, 03/05/03                       4                     4
Liberty Light Us Capital
        1.423%, 05/15/03                       7                     7
        1.410%, 01/17/03                       4                     4
Lehman Brothers Holdings
        1.835%, 04/04/03                       5                     5
Links Finance
        1.410%, 01/15/03                       4                     4
Merrill Lynch
        1.400%, 01/14/03                       4                     4
Sigma Finance
        1.331%, 08/19/03                       4                     4
USA Education
        1.820%, 01/24/03                       6                     6
                                                                  ----
                                                                   117
                                                                  ----
MACHINERY -- 1.2%
Caterpillar
        1.568%, 05/05/03                       4                     4
                                                                  ----

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              81

NOTES TO FINANCIAL STATEMENTS



SEI VP SMALL CAP GROWTH FUND (CONCLUDED)



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.1%
SBC Communications
        1.390%, 03/14/03                     $ 7                  $  7
                                                                  ----
Total Corporate Obligations
(Cost $129)                                                        128
                                                                  ----

COMMERCIAL PAPER -- 48.8%
FINANCIAL SERVICES -- 46.7%
Amsterdam Funding
        1.300%, 01/02/03                       4                     4
Amstel Funding
        1.753%, 02/04/03                       3                     3
        1.633%, 02/14/03                       2                     2
        1.634%, 02/18/03                       5                     5
Asap Funding
        1.500%, 01/02/03                      11                    11
Beethoven Funding
        1.480%, 01/02/03                      11                    11
Brahms Funding
        1.471%, 01/24/03                       7                     7
Clipper Receivables
        1.602%, 01/29/03                       7                     7
Concord Minutemen Capital
        1.583%, 02/07/03                       8                     8
Cpi Funding
        1.550%, 01/02/03                      13                    13
Crown Point Capital
        1.450%, 01/02/03                       7                     7
Edison Asset Securities
        1.693%, 02/14/03                       6                     6
Galaxy Funding
        1.741%, 01/17/03                       4                     4
Hannover Funding
        1.622%, 01/28/03                       9                     9
Harwood Street Funding
        1.900%, 01/02/03                      14                    14
K2
        1.741%, 01/17/03                       3                     3
Mortgage Interest Networking Trust
        1.774%, 02/18/03                       7                     7
Novartis Finance
        1.602%, 02/05/03                       2                     2
        1.603%, 02/10/03                       4                     4
Rhineland Funding Capital
        1.553%, 02/21/03                       7                     7
Scaldis Capital
        1.428%, 05/20/03                       2                     2
        1.418%, 05/27/03                       4                     4
Tannehill Capital
        1.734%, 02/21/03                       7                     7
        1.796%, 03/04/03                       3                     3



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
White Pine Finance
        1.662%, 01/27/03                     $ 4                   $ 4
        1.745%, 02/24/03                       4                     4
                                                                  ----
                                                                   158
                                                                  ----
MANUFACTURING -- 2.1%
    Wyeth
        1.853%, 02/04/03                       7                     7
                                                                  ----
Total Commercial Paper
(Cost $165)                                                        165
                                                                  ----

CASH EQUIVALENT -- 8.4%
American Select Cash Reserve Fund         28,555                    29
                                                                  ----
Total Cash Equivalent
(Cost $29)                                                          29
                                                                  ----

REPURCHASE AGREEMENT -- 4.9%
 USB
  1.2500%, dated 12/31/02,
  matures 01/02/03, repurchase
  price $16,857 (collateralized by various
  U.S. Government Agency Obligations,
  total market value $17,193)                 17                    17
                                                                  ----
Total Repurchase Agreement
(Cost $17)                                                          17
                                                                  ----
Total Investments -- 100%
(Cost $340)                                                       $339
                                                                  ====

--------------------------------------------------------------------------------
82              SEI Insurance Products Trust / Annual Report / December 31, 2002

SEI VP CORE FIXED INCOME FUND

--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
Market Value of Securities Loaned                               $9,005

Corporate OBLIGATIONS -- 37.9%
FINANCIAL SERVICES -- 34.6%
American Express Credit
        1.421%, 12/17/03                    $199                   199
Countrywide Home Loans
        1.626%, 05/22/03                     159                   159
        1.670%, 12/10/03                      80                    80
        1.890%, 01/21/03                      85                    85
CC USA
        1.740%, 04/11/03                     119                   119
        1.300%, 01/10/03                     119                   119
CIT Group
        2.614%, 03/15/03                      20                    20
        2.771%, 03/15/03                      26                    26
        2.201%, 04/07/03                      23                    23
        2.177%, 04/07/03                     135                   135
        2.158%, 04/07/03                     100                   100
        2.028%, 02/28/03                      28                    28
General Elec Capital
        1.330%, 07/28/03                     199                   199
Goldman Sachs Group
        1.482%, 03/24/03                     199                   199
Halogen Funding
        1.480%, 01/13/03                     199                   199
Household Finance
        2.693%, 08/01/03                      40                    40
        1.884%, 04/07/03                     139                   139
        1.770%, 05/30/03                      60                    60
John Hancock Global Funding
        1.440%, 04/02/03                     199                   199
Honda Finance
        1.802%, 01/17/03                     100                   100
        1.440%, 03/05/03                     100                   100
Liberty Light Us Capital
        1.423%, 05/15/03                     199                   199
        1.410%, 01/17/03                     119                   119
Lehman Brothers Holdings
        1.835%, 04/04/03                     149                   149
Links Finance
        1.410%, 01/15/03                     119                   119
Merrill Lynch
        1.400%, 01/14/03                     100                   100
Sigma Finance
        1.331%, 08/19/03                     100                   100
USA Education
        1.820%, 01/24/03                     159                   159
                                                                ------
                                                                 3,273
                                                                ------
MACHINERY -- 1.2%
Caterpillar
        1.568%, 05/05/03                     112                   112
                                                                ------



--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 2.1%
SBC Communications
        1.390%, 03/14/03                    $199                $  199
                                                                ------
Total Corporate Obligations
(Cost $3,586)                                                    3,584
                                                                ------

COMMERCIAL PAPER -- 48.8%
FINANCIAL SERVICES -- 46.7%
Amsterdam Funding
        1.300%, 01/02/03                     119                   119
Amstel Funding
        1.753%, 02/04/03                      79                    79
        1.633%, 02/14/03                      58                    58
        1.634%, 02/18/03                     159                   159
Asap Funding
        1.500%, 01/02/03                     299                   299
Beethoven Funding
        1.480%, 01/02/03                     299                   299
Brahms Funding
        1.471%, 01/24/03                     199                   199
Clipper Receivables
        1.602%, 01/29/03                     200                   200
Concord Minutemen Capital
        1.583%, 02/07/03                     239                   239
Cpi Funding
        1.550%, 01/02/03                     364                   364
Crown Point Capital
        1.450%, 01/02/03                     199                   199
Edison Asset Securities
        1.693%, 02/14/03                     159                   159
Galaxy Funding
        1.741%, 01/17/03                     100                   100
Hannover Funding
        1.622%, 01/28/03                     240                   240
Harwood Street Funding
        1.900%, 01/02/03                     398                   398
K2
        1.741%, 01/17/03                      80                    80
Mortgage Interest Networking Trust
        1.774%, 02/18/03                     199                   199
Novartis Finance
        1.602%, 02/05/03                      47                    47
        1.603%, 02/10/03                     119                   119
Rhineland Funding Capital
        1.553%, 02/21/03                     199                   199
Scaldis Capital
        1.428%, 05/20/03                      55                    55
        1.418%, 05/27/03                     114                   114
Tannehill Capital
        1.734%, 02/21/03                     201                   201
        1.796%, 03/04/03                      80                    79


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              83

NOTES TO FINANCIAL STATEMENTS



SEI VP CORE FIXED INCOME FUND (CONCLUDED)

--------------------------------------------------------------------------------
                                     Face Amount          Market Value
                                   ($ Thousands)         ($ Thousands)
--------------------------------------------------------------------------------
    White Pine Finance
        1.662%, 01/27/03                    $116                $  116
        1.745%, 02/24/03                     100                   100
                                                                ------
                                                                 4,419
                                                                ------
MANUFACTURING -- 2.1%
    Wyeth
        1.853%, 02/04/03                     195                   195
                                                                ------
Total Commercial Paper
(Cost $4,602)                                                    4,614
                                                                ------

CASH EQUIVALENT -- 8.4%
American Select Cash Reserve Fund        796,623                   797
                                                                ------
Total Cash Equivalent
(Cost $797)                                                        797
                                                                ------

REPURCHASE AGREEMENT -- 4.9%
 USB
  1.2500%, dated 12/31/02,
  matures 01/02/03, repurchase
  price $470,283 (collateralized by various
  U.S. Government Agency Obligations,
  total market value $479,665)               470                   470
                                                                ------
Total Repurchase Agreement
(Cost $470)                                                        470
                                                                ------
Total Investments -- 100%
(Cost $9,455)                                                   $9,465
                                                                ======


11. SUBSEQUENT EVENT
On December 10, 2002, the Board of Trustees of the Fund approved the liquidation of the SEI VP International Fixed Income Fund. The liquidation is scheduled to take place on April 30, 2003, at which time the assets of the Fund will be liquidated and distributed to all remaining shareholders of the Fund.






--------------------------------------------------------------------------------
84              SEI Insurance Products Trust / Annual Report / December 31, 2002

Trustees and Officers of the Trust (Unaudited)


Set forth below are the names, dates of birth, position with the SEI Insurance Products Trust (the "Trust"), length of term of office, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside fund complex of each of the persons currently serving as Trustees of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI may be obtained without charge by calling [1-800-342-5734].


------------------------------------------------------------------------------------------------------------------------------------
                                    TERM OF                                       NUMBER OF
                                  OFFICE AND              PRINCIPAL             PORTFOLIOS IN
     NAME,           POSITION(S)   LENGTH OF            OCCUPATION(S)           FUND COMPLEX              OTHER
   ADDRESS,           HELD WITH      TIME                DURING PAST             OVERSEEN BY          DIRECTORSHIPS
    AND AGE            TRUSTS       SERVED(1)            FIVE YEARS                TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------
Robert A. Nesher      Chairman       since    Currently performs various services     66        Trustee of The Advisors' Inner
One Freedom         of the Board     1999     on behalf of SEI Investments Company              Circle Fund, The Arbor Fund,
Valley Drive,       of Trustees*              for which Mr. Nesher is compensated.              Bishop Street Funds, and The
Oaks, PA 19456                                                                                  Expedition Funds.
56 yrs. old
------------------------------------------------------------------------------------------------------------------------------------

William M. Doran      Trustee*       since    Partner, Morgan, Lewis & Bockius LLP    66        Trustee of the Advisors' Inner
1701 Market Street,                  1999     (law firm), counsel to the Trusts,                Circle Fund, The Arbor Fund,
Philadelphia, PA                              SEI Investments Company, the Adviser,             and The Expedition Funds;
19103                                         the Administrator and the Distributor             Director of SEI Investments
63 yrs. old                                                                                     since 1974.
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES
--------
F. Wendell Gooch       Trustee       since    President, Orange County Publishing     66        Trustee of STI Classic Funds
One Freedom                          1999     Co., Inc.; Publisher, Paoli News and              and STI Classic Variable Trust.
Valley Drive,                                 Paoli Republican; and Editor, Paoli
Oaks, PA 19456                                Republican, October 1981-January 1997.
70 yrs. old                                   President, H&W Distribution, Inc.
                                              since July 1984.
------------------------------------------------------------------------------------------------------------------------------------

James M. Storey        Trustee       since    Retired, Partner, Dechert Price &       66        Trustee of  The Advisors'Inner
One Freedom                          1999     Rhoads, September 1987-December 1993.             Circle Fund, The Arbor Fund,
Valley Drive,                                                                                   and The Expedition Funds.
Oaks, PA 19456
72 yrs. old
------------------------------------------------------------------------------------------------------------------------------------

George J. Sullivan, Jr.Trustee       since    Chief Executive Officer, Newfound       66        Trustee of The Advisors' Inner
One Freedom                          1999     Consultants Inc. since April 1997.                Circle Fund, The Arbor Fund,
Valley Drive,                                 Treasurer and Clerk, Peak Asset                   and The Expedition Funds;
Oaks, PA19456                                 Management, Inc., since 1991                      Trustee, Navigator Securities
60 yrs. old                                                                                     Lending Trust, since 1995.
------------------------------------------------------------------------------------------------------------------------------------

Rosemarie B. Greco     Trustee       since    Principal, Grecoventures (consulting    66        Director, Sonoco, Inc.; Director
One Freedom                          1999     firm) since August 1997. President,               PECOEnergy; Director, Radian,
Valley Drive,                                 Corestates Financial Corp., 1991-1997;            Inc,; Trustee, Pennsylvania Real
Oaks, PA 19456                                Chief Executive Officer and President,            Estate Investment Trust; Director,
57 yrs. old                                   Corestates Bank, N.A., 1991-1997.                 Cordone Industries, Inc.; Director,
                                                                                                Genuardi Markets, Inc.; and
                                                                                                Director, PRWT
Comserve, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*   Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the
    1940 Act by virtue of their affiliation with the Trusts' Distributor.

(1) Each trustee shall hold office during the lifetime of this Trust until the election and  qualification  of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              85

Trustees and Officers of the Trust (Unaudited) (Concluded)


------------------------------------------------------------------------------------------------------------------------------------
                                    TERM OF                                       NUMBER OF
                                  OFFICE AND              PRINCIPAL             PORTFOLIOS IN
     NAME,           POSITION(S)   LENGTH OF            OCCUPATION(S)           FUND COMPLEX              OTHER
   ADDRESS,           HELD WITH      TIME                DURING PAST             OVERSEEN BY          DIRECTORSHIPS
    AND AGE            TRUSTS       SERVED(1)            FIVE YEARS                TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Edward D. Loughlin    President      since    Executive Vice President and            N/A                  N/A
One Freedom             & CEO        1999     President - Asset Management
Valley Drive,                                 Division of SEI Investments since
Oaks, PA 19456                                1993. Executive Vice President of
51 yrs. old                                   the Adviser and the Administrator
                                              since 1994.
------------------------------------------------------------------------------------------------------------------------------------

James R. Foggo    CFO & Controller   since    Vice President and Assistant Secretary  N/A                  N/A
One Freedom                          1999     of SEI Investments since January 1998.
Valley Drive                                  Vice President and Secretary of the
Oaks, PA 19456                                Adviser, Administrator and Distributor
38 yrs. old                                   since May 1999. Associate, Paul, Weiss,
                                              Rifkind, Wharton & Garrison (law firm),
                                              1998. Associate, Baker & McKenzie
                                              (law firm), 1995-1998. Associate, Battle
                                              Fowler L.L.P. (law firm), 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto        Vice         since    Employed by SEI Investments since       N/A                  N/A
One Freedom           President      1999     October 1999. Vice President and
Valley Drive             and                  Assistant Secretary of the Adviser,
Oaks, PA 19456        Assistant               Administrator and Distributor since
34 yrs. old           Secretary               December 1999. Associate, Dechert
                                              Price & Rhoads (law firm), 1997-1999.
                                              Associate, Richter, Miller & Finn (law
                                              firm), 1993-1997.
------------------------------------------------------------------------------------------------------------------------------------

Todd B. Cipperman       Vice         since    Senior Vice President and General       N/A                  N/A
One Freedom           President      1999     Counsel of SEI Investments; Senior
Valley Drive             and                  Vice President, General Counsel and
Oaks, PA 19456        Assistant               Secretary of the Adviser, the
36 yrs. old           Secretary               Administrator and the Distributor
                                              since 2000. Vice President and
                                              Assistant Secretary of SEI
                                              Investments, the Adviser, the
                                              Administrator and the Distributor,
                                              1995-2000. Associate, Dewey
                                              Ballantine (law firm), 1994-1995.
------------------------------------------------------------------------------------------------------------------------------------

Lydia A. Gavalis        Vice         since    Vice President and Assistant Secretary  N/A                  N/A
One Freedom           President      1999     of SEI Investments, the Adviser, the
Valley Drive             and                  Administrator and the Distributor since
Oaks, PA 19456        Assistant               1998. Assistant General Counsel and
37 yrs. old           Secretary               Director of Arbitration, Philadelphia
                                              Stock Exchange, 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each trustee shall hold office during the lifetime of this Trust until the election and  qualification  of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

--------------------------------------------------------------------------------
86              SEI Insurance Products Trust / Annual Report / December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                    TERM OF                                       NUMBER OF
                                  OFFICE AND              PRINCIPAL             PORTFOLIOS IN
     NAME,           POSITION(S)   LENGTH OF            OCCUPATION(S)           FUND COMPLEX              OTHER
   ADDRESS,           HELD WITH      TIME                DURING PAST             OVERSEEN BY          DIRECTORSHIPS
    AND AGE            TRUSTS       SERVED(1)            FIVE YEARS                TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)
--------------------
Christine M.            Vice         since    Employed by SEI Investments since       N/A                  N/A
McCullough            President      1999     November 1, 1999. Vice President
One Freedom              and                  and Assistant Secretary of the Adviser,
Valley Drive          Assistant               the Administrator and the Distributor
Oaks, PA 19456        Secretary               since December 1999. Associate at
41 yrs. old                                   White and Williams LLP, 1991-1999.
                                              Associate at Montgomery, McCracken,
                                              Walker & Rhoads, 1990-1991.
------------------------------------------------------------------------------------------------------------------------------------

Sherry Kajdan           Vice         since    Vice President and Assistant Secretary  N/A                  N/A
Vetterlein            President      2001     of SEI Investments Mutual Funds
One Freedom              and                  Services since January 2001.
Valley Drive          Assistant               Shareholder/Partner, Buchanan
Oaks, PA 19456        Secretary               Ingersoll Professional Corporation
39 yrs. old                                   (1992-2000).
------------------------------------------------------------------------------------------------------------------------------------

William E. Zitelli, Jr. Vice         since    Vice President and Assistant Secretary  N/A                  N/A
One Freedom           President      2001     of the Administrator and Distributor
Valley Drive             and                  since August 2000. Vice President,
Oaks, PA 19456        Assistant               Merrill Lynch & Co. Asset Management
33 yrs. old           Secretary               Group (1998-2000). Associate at
                                              Pepper Hamilton LLP (1997-1998).
                                              Associate at Reboul, MacMurray, Hewitt,
                                              Maynard & Kristol (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------

Robert S. Ludwig        Vice         since    Employed by SEI Investments since 1985. N/A                  N/A
One Freedom           President      1999     Senior Vice President and Chief Investment
Valley Drive             and                  Officer of SEIAsset Management Group
Oaks, PA 19456        Assistant               since 1995. Manager of Product
52 yrs. old           Secretary               Development for SEI's institutional
                                              mutual funds and repurchase
                                              trading desk from 1985-1995. Held
                                              various product management and
                                              development positions at Chase
                                              Econometrics and Interactive Data
                                              Corporation from 1974-1985.
------------------------------------------------------------------------------------------------------------------------------------

John C. Munch           Vice         since    Vice President and Assistant Secretary  N/A                  N/A
One Freedom           President      2002     of the Administrator and Distributor
Valley Drive             and                  since November 2001. Associate,
Oaks, PA 19456        Assistant               Howard, Rice, Nemorvoski, Canady,
31 yrs. old           Secretary               Falk & Rabkin (law firm), 1998-2001.
                                              Associate, Seward & Kissel LLP
                                              (law firm), 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2002              87

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have a December 31, 2002 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2002 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2002 the Funds of the SEI Insurance Products Trust are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                                          (A)                    (B)
                                                       LONG TERM               ORDINARY
                                                     CAPITAL GAINS              INCOME                  TOTAL
                                                     DISTRIBUTIONS           DISTRIBUTIONS          DISTRIBUTIONS
FUND                                                  (TAX BASIS)             (TAX BASIS)            (TAX BASIS)
--------                                             --------------         --------------         --------------

SEI VP Large Cap Value Fund                                0%                     100%                   100%

SEI VP Large Cap Growth Fund                               0%                       0%                     0%

SEI VP Small Cap Value Fund                               88%                      12%                   100%

SEI VP Small Cap Growth Fund                               0%                       0%                     0%

SEI VP International Equity Fund                           0%                     100%                   100%

SEI VP Emerging Markets Equity Fund                        0%                       0%                     0%

SEI VP Core Fixed Income Fund                              2%                      98%                   100%

SEI VP High Yield Bond Fund                                0%                     100%                   100%

SEI VP International Fixed Fund                            2%                      98%                   100%

SEI VP Emerging Markets Debt Fund                          6%                      94%                   100%

SEI VP Prime Obligations Fund                              0%                     100%                   100%




                                                         (C)                     (D)                     (E)
                                                      QUALIFYING              TAX-EXEMPT              FOREIGN
FUND                                                 DIVIDENDS(1)              INTEREST              TAX CREDIT
--------                                            --------------          --------------         --------------

SEI VP Large Cap Value Fund                              100%                       0%                     0%

SEI VP Large Cap Growth Fund                               0%                       0%                     0%

SEI VP Small Cap Value Fund                               99%                       0%                     0%

SEI VP Small Cap Growth Fund                               0%                       0%                     0%

SEI VP International Equity Fund                           0%                       0%                    26%

SEI VP Emerging Markets Equity Fund                        0%                       0%                     0%

SEI VP Core Fixed Income Fund                              0%                       0%                     0%

SEI VP High Yield Bond Fund                                0%                       0%                     0%

SEI VP International Fixed Fund                            0%                       0%                     0%

SEI VP Emerging Markets Debt Fund                          0%                       0%                     0%

SEI VP Prime Obligations Fund                              0%                       0%                     0%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A) and (B) are based on the percentage of each fund's total distribution.
Items (C) and (E) are based on the percentage of ordinary income distributions of each fund.
Item (D) is based on the percentage of gross income of each fund.

--------------------------------------------------------------------------------
88              SEI Insurance Products Trust / Annual Report / December 31, 2002

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT december 31, 2002






Robert A. Nesher, CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco


OFFICERS
Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER

James R. Foggo
CONTROLLER AND CHIEF FINANCIAL OFFICER

Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY

Robert S. Ludwig
VICE PRESIDENT, ASSISTANT SECRETARY

William E. Zitelli, Jr.
VICE PRESIDENT, ASSISTANT SECRETARY

Lydia Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY

Christine M. McCullough
VICE PRESIDENT, ASSISTANT SECRETARY

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sherry K. Vetterlein
VICE PRESIDENT, ASSISTANT SECRETARY

John C. Munch
VICE PRESIDENT, ASSISTANT SECRETARY

Richard W. Grant
SECRETARY



INVESTMENT ADVISER
SEI Investments Management Corporation

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

[Background Art Omitted]

[SEI Logo Omitted]

SEI Investments Distribution Co.

Oaks, PA 19456
1 800-DIAL-SEI (1 800 342 5734)















VAR-F-006 (12/02)

STATEMENTS OF OPERATIONS
     ---------------------------------------------------------------------------
     SEI INSURANCE PRODUCTS TRUST - FOR THE YEAR ENDED DECEMBER 31, 2002




                                                   ---------------   -----------
                                                      S & P 500         Bond
                                                       Index           Index
                                                        Fund            Fund
                                                   ---------------   -----------
     INVESTMENT INCOME
           Income from relief of payable to Manager  (1) $5,112          $5,112
                                                     -----------     -----------

           Total Investment Income                       $5,112          $5,112
                                                     -----------     -----------

     EXPENSES
            Write-off of offering costs                  $5,112          $5,112
                                                     -----------     -----------

           Total Expenses                                $5,112          $5,112
                                                     -----------     -----------


     NET INVESTMENT INCOME                                $0.00           $0.00
                                                     ===========     ===========


     (1) See Note 2 in the notes to the financial statements for additional information.

     THE FUNDS HAVE NOT COMMENCED OPERATIONS
      AS OF DECEMBER 31, 2002.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEI INSURANCE PRODUCTS TRUST - AS OF DECEMBER 31, 2002


                                                ---------------  ---------------
                                                    S & P 500         BOND
                                                     INDEX           INDEX
                                                      FUND            FUND
                                                ---------------  ---------------
ASSETS:
     Cash                                             $7,692         $7,692
                                                  -----------    -----------

      Total Assets                                    $7,692         $7,692
                                                  -----------    -----------


NET ASSETS:                                           $7,692         $7,692
                                                  -----------    -----------

Shares of beneficial interest issued
    and outstanding (unlimited authorization-
    no par value)                                        769            769
                                                  ===========    ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE                         $10.00         $10.00
                                                  ===========    ===========


THE FUNDS HAVE NOT COMMENCED OPERATIONS
 AS OF DECEMBER 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
SEI INSURANCE PRODUCTS TRUST - DECEMBER 31, 2002


1.  ORGANIZATION

SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund have not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to SEI Investments Fund Management ("SIFM" or the "Manager") on July 16, 1999.


2. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

Offering costs related to the sale of initial shares will be deferred and amortized on a straight line basis over a period of twelve months commencing with operations. These costs, which totaled approximately $66,000, included legal fees of approximately $32,000 for work performed by a law firm of which an officer of the Trust is a Partner. The remainder of these costs included approximately $11,000 for other legal costs and $23,000 for typesetting costs. These costs were allocated on a straight-line basis to the thirteen funds in the Trust, including the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund. Because the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund have not yet commenced operations, the deferred offering costs allocated to them were paid by the Manager, and were to be reimbursed upon their commencement of operations. During the year ended December 31, 2002, the Manager determined that it is unlikely that the Funds will commence operations, and has therefore elected to permanently absorb the deferred offering costs allocated to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund. The Funds have written off the asset and reflected the relief by the Manager of the duty to pay in the Statement of Operations.

Certain officers and / or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated trustees of the Trust is paid by the Manager.

3.  MANAGEMENT, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust intends to enter into the following service agreements:

Under an Investment Advisory Agreement with the Trust, SEI Investments Management Corporation ("SIMC") will act as investment adviser to each Fund. For its investment advisory services to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund, SIMC will receive an annual fee which is calculated daily and paid monthly at the annual rates (shown as a percentage of the average daily net assets of each Fund) of 0.03% and 0.07%, respectively. SIMC has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee. In addition, SIMC reserves the right to terminate its waivers at any time in its full discretion.

Under an Administration Agreement with the Trust, the Manager will provide the Trust with administrative and shareholder services. For its services to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund, the Manager will receive an annual fee which is calculated daily and paid monthly at the annual rates (shown as a percentage of the average daily net assets of each Fund) of 0.22% and 0.35%, respectively. The Manager has agreed, on a voluntary basis, to waive all or a portion of its administration fee and/or reimburse other expenses. In addition, the Manager reserves the right to terminate its waivers and/or reimbursements at any time in its full discretion.

Under a Distribution Agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of SEI Insurance Products Trust


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations present fairly, in all material respects, the financial position of the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund (constituting separate portfolios of SEI Insurance Products Trust, hereafter referred to as the "Trust") at December 31, 2002 and the results of each of their operations for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

February 28, 2003
Philadelphia, Pennsylvania